Exhibit 6.8

Share Exchange Agreement

This Share Exchange Agreement (the “Agreement”) is effective September 27, 2024,

BETWEEN:	Andrew Henderson (the “Shareholder”), an Individual with an address located at:

223 Upton Road South
Bexley, Kent
DA5 1RG. UK.
[SHAREHOLDER COMPLETE ADDRESS]

AND:	Endless Corporation (the “Company”), a company organized and existing under the laws of the State of Oklahoma, with its office located at:

10026A S. Mingo RD., #232
Tulsa, Oklahoma 74133

The Shareholder represents that he/she is the owner of 1,250 Common Stock shares in the share capital of the Company.

The Shareholder intends to exchange the Common Stock Shares for 750,000 of Preferred Stock shares (for your investment) plus 150,000 of Preferred Stock shares (for your bonus) in the share capital of the Company and the Company intends to give effect to such an exchange.

NOW THEREFORE, IT IS AGREED AS FOLLOWS:

1.	SHARES EXCHANGED AND EXCHANGE PRICE

1.1.	Subject to the terms and conditions in this Agreement, the Shareholder offers Common Stock Shares to the Company and to give effect to this delivers to the Company certificates to evidence this transfer.

1.2.	The exchange price for the Common Shares is $900,000 which has been determined to be the fair market value the shareholder invested with the Company.

2.	PAYMENT OF THE EXCHANGE PRICE

The Shareholder acknowledges that he has received a certificate representing 900,000 of Preferred Stock shares of the Company. The Company determines that the Preferred Stock shares have an aggregate fair market value of $900,000 and the fair equivalent of a consideration payable in cash of $900,000 for the Preferred Stock shares issued.

3.	SHAREHOLDER’S REPRESENTATIONS AND WARRANTIES

1.1.	The Shareholder warrants to the Company that:

1.1.1.	the Common Shares are owned truthfully and genuinely owned by the Shareholder;

1.1.2.	the Common Shares have been duly issued and are outstanding as fully paid and non- assessable shares;

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1.1.3.	the Shareholder is a resident of United Kingdom for the purposes of the Income Tax.

1.1.4.	the exchange and delivery of the Common Shares as provided for in this Agreement shall not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both, constitutes a breach of or default under any agreement, instrument, order, judgment or decree to which the Shareholder is subject;

1.1.5.	this Agreement constitutes a valid and binding obligation of the Shareholder enforceable against the Shareholder in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws of the United States generally affecting enforceability of creditors’ rights.

4.	CORPORATION’S REPRESENTATIONS AND WARRANTIES

1.1.	The Corporation represents and warrants to the Shareholder that:

1.1.1.	the Corporation is a corporation incorporated under the laws of the State of Oklahoma, in the United States of America and operates under these laws;

1.1.2.	all necessary corporate action and proceedings have been taken to permit the execution of this Agreement. No approval or consent of any public or private authority is required to enter into this Agreement or to consummate the transaction provided for herein;

1.1.3.	the aforementioned actions do not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both constitutes a breach of or default under the articles or by-laws of the Corporation or under any agreement, instrument, order, judgment or decree to which the Corporation is subject;

1.1.4.	the Preferred Stock shares has been validly allotted and issued and is registered in the name of the Shareholder;

1.1.5.	the Corporation is a taxable United States corporation within the meaning of the Federal Laws and the laws of the State of Oklahoma; and

1.1.6.	this Agreement constitutes a valid and binding obligation of the Corporation enforceable against it in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws generally affecting enforceability of creditors’ rights.

Share Exchange Agreement	Page 2 of 4

5.	STATED CAPITAL ACCOUNT AND PRICE ADJUSTMENT CLAUSE

1.1.	The Shareholder and the Corporation agree that the Corporation shall, in accordance with the by- laws of Endless Corporation, add $900,000 to the shareholders stated capital account in respect of the Preferred Stock shares, being an amount equal to the Exchange Price.

1.2.	The Company hereto confirms that it is their intention that the Exchange Price shall represent the fair market value of the amount the shareholder invested with the Company. The Company hereto agrees that in the event either, directly or indirectly, the value is assessed or reassessed either by governmental authority or both of the Company hereto or otherwise make a final determination (collectively referred to herein as the “Final Determination”) on the basis that the fair market value (the “Adjusted Fair Market Value”) of the Common Shares as of their date of disposition is greater or less than the Exchange Price, the Exchange Price shall be adjusted by an amount equal to the difference between the Exchange Price and the Adjusted Fair Market Value (the “Price Difference”) and an amount equal to the Price Difference shall be added or subtracted, as the case may be, to or from the Exchange Price and the proper adjustment shall be made to the redemption price of the Preferred Stock shares as provided for in the articles of the Corporation.

1.3.	In the event that the Shareholder and the Corporation do not agree with the Adjusted Fair Market Value, the Exchange Price shall be adjusted to equal the amount determined by final judgment of a competent court (the “Judicial Fair Market Value”) and the provisions of paragraph 5.1.2 apply mutatis mutandis to such adjustment.

6.	MISCELLANEOUS

1.1.	This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, legatees, executors, legal representatives, successors and assigns.

1.2.	This Agreement contains the entire agreement between the parties with respect to the transactions contemplated herein and supersedes all prior negotiations, agreements and understandings, if any.
1.3.	The representations and warranties set forth in Articles 3 and 4 hereof shall survive the exchange of the Common Shares hereunder.

1.4.	The Company hereto covenants and agrees that it will from time to time hereafter execute and deliver such additional documents and instruments and do such acts and things as may be reasonably necessary fully and effectually to assign and transfer the Common Stock shares to the Corporation pursuant to this Agreement and to otherwise carry out the intent and purpose of this Agreement.

1.5.	This Agreement shall be governed by and construed in accordance with the laws of the State of Oklahoma and the applicable laws of the United States of America. The courts of the State of Oklahoma shall have non-exclusive jurisdiction with respect to any matter arising hereunder or related hereto.

1.6.	All notices, requests, demands and other communications in connection herewith shall be in writing with specific reference to this Agreement and shall be deemed to have been duly delivered when

a)	personally delivered to a responsible officer of such party; or

a)	except during a period of strike, lockout or other postal disruption, sent by registered mail, postage prepaid; or

b)	sent by telex, telegraph, telecopier or other form of recorded communication, charges prepaid, confirmed by prepaid registered mail;

Share Exchange Agreement	Page 3 of 4

as follows:

1.6..1.	If to the Shareholder:

Andrew James Henderso
[NAME]
223 Upton Road South
Bexley, Kent
DA5 1RG. U.K.
[FULL ADDRESS]
[COUNTRY], [STATE/PROVINCE]

1.6..2.	If to the Corporation:

Endless Corporation
10026A S. Mingo RD., #232
Tulsa, Oklahoma 74133
Attn: Travis Dahm

or such other address as either party may from time to time specify by notice to be given to the other party for such purpose in writing at least 30 days in advance.

1.7.	The effective date and closing date for the exchange of the Common Shares herein provided for shall be 12:00 a.m. on the 27th day of September 2024, (the “Closing Date”).

IN WITNESS WHEREOF, each party to this agreement has caused it to be executed on the date indicated above.

SHAREHOLDER	Endless Corporation

/s/ Andrew J Henderson	/s/ Travis Dahm
Authorized Signature	Authorized Signature

Mr Andrew James Henderson	Travis Dahm, Secretary
Print Name and Title	Print Name and Title

Share Exchange Agreement	Page 4 of 4

Royalty Buy-out Agreement

This Royalty Buy-out Agreement (the “Agreement”) is effective September 27, 2024,

BETWEEN:	Andrew Henderson (the “Investor”), an Individual with an address located at:

223 Upton Road South
Bexley, Kent
DA5 1RG. U.K.
[INVESTOR COMPLETE ADDRESS]

AND:	Endless Corporation (the “Company”), a company organized and existing under the laws of the State of Oklahoma, with its office located at:

10026A S. Mingo Rd., #232
Tulsa, Oklahoma 74133

RECITALS

WHEREAS, The Investor is a party to that certain Royalty Agreement dated February 25, 2024 (the “Royalty Agreement”).

WHEREAS, Having been made aware of the intention of the Company to raise capital via a public offering under Regulation A+ – Conditional Small Issues Exemption, Title 15 of the United States Code of Federal Regulations (the “Regulation A Offering”), the Investor desires, and Company agrees, to terminate the Royalty Agreement in exchange for cash as follows:

NOW THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1.	Buy-Out Terms:

According to the terms of the Return of Capital Formula, as provided below, Company shall return the Investor’s initial investment in Company, as described in that certain Endless Corporation Subscription and Purchase Agreement dated February 25, 2024 (the “Initial Investment”), from the proceeds of the Regulation A Offering.

i.	The Return of Capital shall be paid in cash from the proceeds of the first Regulation A Offering according to the following formula until paid in full, subject to the following restrictions:

1.	Payments of the Return of Capital shall be made based upon a fundraising hurdle of $18,750,000 (the “Hurdle”) and according to the Return of Capital Formula. If any number of Hurdles are not cleared by the Regulation A Offering, the amount of unpaid Return of Capital shall remain as a royalty and pursuant to the terms of the Royalty Agreement.
2.	Return of Capital Payment Formula. There will be four (4) Hurdles. For each Hurdle met, twenty-five percent (25%) of the initial investment will be paid to the Investor until all Return of Capital has been paid equaling the Investors Initial Investment.

ii.	Each Return of Capital Payment shall be made to Investor within thirty (30) days of achieving a Hurdle.

2.	Paid Royalties: All royalties paid according to the Royalty Agreement to date shall be retained by the Investor.

Royalty Buy-Out or Stock Exchange Agreement Page 1 of 3

3.	Investor’s Representations and Warranties:

a.	The Investor warrants to the Company that:

i.	the Royalty Agreement is owned truthfully and genuinely owned by the Investor;
ii.	the Royalty Agreement has been duly issued and are outstanding as and non- assessable;
iii.	the Investor is a resident of United Kingdom for the purposes of the Income Tax.
iv.	the Cash Buy-Out of the Royalty Agreement as provided for in this Agreement shall not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both, constitutes a breach of or default under any agreement, instrument, order, judgment or decree to which the Investor is subject; and
v.	this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws of the United States generally affecting enforceability of creditors’ rights.

4.	Corporation’s Representations and Warranties

a.	The Corporation represents and warrants to the Investor that:

i.	the Corporation is a corporation incorporated under the laws of the State of Oklahoma, in the United States of America and operates under these laws;
ii.	all necessary corporate action and proceedings have been taken to permit the execution of this Agreement. No approval or consent of any public or private authority is required to enter into this Agreement or to consummate the transaction provided for herein;
iii.	the aforementioned actions do not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both constitutes a breach of or default under the articles or by-laws of the Corporation or under any agreement, instrument, order, judgment or decree to which the Corporation is subject;
iv.	the Corporation is a taxable United States corporation within the meaning of the Federal Laws and the laws of the State of Oklahoma; and
v.	this Agreement constitutes a valid and binding obligation of the Corporation enforceable against it in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws generally affecting enforceability of creditors’ rights.

5.	Miscellaneous

a.	This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, legatees, executors, legal representatives, successors and assigns.
b.	This Agreement contains the entire agreement between the parties with respect to the transactions contemplated herein and supersedes all prior negotiations, agreements and understandings, if any.
c.	The representations and warranties set forth in Articles 3 and 4 hereof shall survive the exchange and cancellation of the Royalty Agreement hereunder.
d.	The Company hereto covenants and agrees that it will from time to time hereafter execute and deliver such additional documents and instruments and do such acts and things as may be reasonably necessary fully and effectually to exchange and cancel the Royalty Agreement pursuant to this Agreement and to otherwise carry out the intent and purpose of this Agreement.
e.	This Agreement shall be governed by and construed in accordance with the laws of the State of Oklahoma and the applicable laws of the United States of America. The courts of the State of Oklahoma shall have non-exclusive jurisdiction with respect to any matter arising hereunder or related hereto.

Royalty Buy-Out or Stock Exchange Agreement Page 2 of 3

f.	All notices, requests, demands and other communications in connection herewith shall be in writing with specific reference to this Agreement and shall be deemed to have been duly delivered when:

i.	personally delivered to a responsible officer of such party; or
ii.	except during a period of strike, lockout or other postal disruption, sent by registered mail, postage prepaid; or
iii.	sent by telex, telegraph, telecopier or other form of recorded communication, charges prepaid, confirmed by prepaid registered mail;

as follows:

If to the Investor:

Andrew James Henderson
[NAME]
223 Upton Road South
Bexley, Kent
DA5 1RG. U.K.
[FULL ADDRESS]
[COUNTRY], [STATE/PROVINCE]

If to the Corporation:

Endless Corporation
10026A S. Mingo RD., #232
Tulsa, Oklahoma 74133
Attn: Travis Dahm

or such other address as either party may from time to time specify by notice to be given to the other party for such purpose in writing at least 30 days in advance.

The effective date and closing date for the Cash Buy-Out and cancellation of the Royalty Agreement herein provided for shall be 12:00 a.m. on the 27th day of September 2024, (the “Closing Date”).

IN WITNESS WHEREOF, each party to this agreement has caused it to be executed on the date indicated above.

INVESTOR	Endless Corporation

/s/ Andrew J Henderson	/s/ Travis Dahm
Authorized Signature	Authorized Signature

Mr Andrew James Henderson	Travis Dahm, Secretary
Print Name and Title	Print Name and Title

Royalty Buy-Out or Stock Exchange Agreement Page 3 of 3

Share Exchange Agreement

This Share Exchange Agreement (the “Agreement”) is effective September 27, 2024,

BETWEEN:	Orsini Inc. (the “Shareholder”), an Corporation with an address located at:

4917 s narcissus Ave
Broken Arrow, OK 7401

[SHAREHOLDER COMPLETE ADDRESS]

AND:	Endless Corporation (the “Company”), a company organized and existing under the laws of the State of Oklahoma, with its office located at:

10026A S. Mingo RD., #232
Tulsa, Oklahoma 74133

The Shareholder represents that he/she is the owner of 250 Common Stock shares in the share capital of the Company.

The Shareholder intends to exchange the Common Stock Shares for 375,000 of Preferred Stock shares in the share capital of the Company and the Company intends to give effect to such an exchange.

NOW THEREFORE, IT IS AGREED AS FOLLOWS:

1.	SHARES EXCHANGED AND EXCHANGE PRICE

1.1.	Subject to the terms and conditions in this Agreement, the Shareholder offers Common Stock Shares to the Company and to give effect to this delivers to the Company certificates to evidence this transfer.

1.2.	The exchange price for the Common Shares is $375,000 which has been determined to be the fair market value the shareholder invested with the Company.

2.	PAYMENT OF THE EXCHANGE PRICE

The Shareholder acknowledges that he has received a certificate representing 375,000 of Preferred Stock shares of the Company. The Company determines that the Preferred Stock shares have an aggregate fair market value of $375,000 and the fair equivalent of a consideration payable in cash of $375,000 for the Preferred Stock shares issued.

3.	SHAREHOLDER’S REPRESENTATIONS AND WARRANTIES

1.1.	The Shareholder warrants to the Company that:

1.1.1.	the Common Shares are owned truthfully and genuinely owned by the Shareholder;

1.1.2.	the Common Shares have been duly issued and are outstanding as fully paid and non- assessable shares;

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1.1.3.	the Shareholder is a resident of United States for the purposes of the Income Tax.

1.1.4.	the exchange and delivery of the Common Shares as provided for in this Agreement shall not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both, constitutes a breach of or default under any agreement, instrument, order, judgment or decree to which the Shareholder is subject;

1.1.5.	this Agreement constitutes a valid and binding obligation of the Shareholder enforceable against the Shareholder in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws of the United States generally affecting enforceability of creditors’ rights.

4.	CORPORATION’S REPRESENTATIONS AND WARRANTIES

1.1.	The Corporation represents and warrants to the Shareholder that:

1.1.1.	the Corporation is a corporation incorporated under the laws of the State of Oklahoma, in the United States of America and operates under these laws;

1.1.2.	all necessary corporate action and proceedings have been taken to permit the execution of this Agreement. No approval or consent of any public or private authority is required to enter into this Agreement or to consummate the transaction provided for herein;

1.1.3.	the aforementioned actions do not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both constitutes a breach of or default under the articles or by-laws of the Corporation or under any agreement, instrument, order, judgment or decree to which the Corporation is subject;

1.1.4.	the Preferred Stock shares has been validly allotted and issued and is registered in the name of the Shareholder;

1.1.5.	the Corporation is a taxable United States corporation within the meaning of the Federal Laws and the laws of the State of Oklahoma; and

1.1.6.	this Agreement constitutes a valid and binding obligation of the Corporation enforceable against it in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws generally affecting enforceability of creditors’ rights.

Share Exchange Agreement	Page 2 of 4

5.	STATED CAPITAL ACCOUNT AND PRICE ADJUSTMENT CLAUSE

1.1.	The Shareholder and the Corporation agree that the Corporation shall, in accordance with the by- laws of Endless Corporation, add $375,000 to the shareholders stated capital account in respect of the Preferred Stock shares, being an amount equal to the Exchange Price.

1.2.	The Company hereto confirms that it is their intention that the Exchange Price shall represent the fair market value of the amount the shareholder invested with the Company. The Company hereto agrees that in the event either, directly or indirectly, the value is assessed or reassessed either by governmental authority or both of the Company hereto or otherwise make a final determination (collectively referred to herein as the “Final Determination”) on the basis that the fair market value (the “Adjusted Fair Market Value”) of the Common Shares as of their date of disposition is greater or less than the Exchange Price, the Exchange Price shall be adjusted by an amount equal to the difference between the Exchange Price and the Adjusted Fair Market Value (the “Price Difference”) and an amount equal to the Price Difference shall be added or subtracted, as the case may be, to or from the Exchange Price and the proper adjustment shall be made to the redemption price of the Preferred Stock shares as provided for in the articles of the Corporation.

1.3.	In the event that the Shareholder and the Corporation do not agree with the Adjusted Fair Market Value, the Exchange Price shall be adjusted to equal the amount determined by final judgment of a competent court (the “Judicial Fair Market Value”) and the provisions of paragraph 5.1.2 apply mutatis mutandis to such adjustment.

6.	MISCELLANEOUS

1.1.	This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, legatees, executors, legal representatives, successors and assigns.

1.2.	This Agreement contains the entire agreement between the parties with respect to the transactions contemplated herein and supersedes all prior negotiations, agreements and understandings, if any.
1.3.	The representations and warranties set forth in Articles 3 and 4 hereof shall survive the exchange of the Common Shares hereunder.

1.4.	The Company hereto covenants and agrees that it will from time to time hereafter execute and deliver such additional documents and instruments and do such acts and things as may be reasonably necessary fully and effectually to assign and transfer the Common Stock shares to the Corporation pursuant to this Agreement and to otherwise carry out the intent and purpose of this Agreement.

1.5.	This Agreement shall be governed by and construed in accordance with the laws of the State of Oklahoma and the applicable laws of the United States of America. The courts of the State of Oklahoma shall have non-exclusive jurisdiction with respect to any matter arising hereunder or related hereto.

1.6.	All notices, requests, demands and other communications in connection herewith shall be in writing with specific reference to this Agreement and shall be deemed to have been duly delivered when

a)	personally delivered to a responsible officer of such party; or

a)	except during a period of strike, lockout or other postal disruption, sent by registered mail, postage prepaid; or

b)	sent by telex, telegraph, telecopier or other form of recorded communication, charges prepaid, confirmed by prepaid registered mail;

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as follows:

1.6..1.	If to the Shareholder:

Caylee Clore
[NAME]
4917 S Narcissus Ave
Broken Arrow, OK 74011

[FULL ADDRESS]
[COUNTRY], [STATE/PROVINCE]

1.6..2.	If to the Corporation:

Endless Corporation
10026A S. Mingo RD., #232
Tulsa, Oklahoma 74133
Attn: Travis Dahm

or such other address as either party may from time to time specify by notice to be given to the other party for such purpose in writing at least 30 days in advance.

1.7.	The effective date and closing date for the exchange of the Common Shares herein provided for shall be 12:00 a.m. on the 27th day of September 2024, (the “Closing Date”).

IN WITNESS WHEREOF, each party to this agreement has caused it to be executed on the date indicated above.

SHAREHOLDER	Endless Corporation

/s/ Caylee Clore	/s/ Travis Dahm
Authorized Signature	Authorized Signature

Caylee Clore, President	Travis Dahm, Secretary
Print Name and Title	Print Name and Title

Share Exchange Agreement	Page 4 of 4

Royalty Buy-out Agreement

This Royalty Buy-out Agreement (the “Agreement”) is effective September 27, 2024,

BETWEEN:	Orsini Inc. (the “Investor”), an Corporation with an address located at:

4917 S Narcissus Ave
Broken Arrow, OK 74011

[INVESTOR COMPLETE ADDRESS]

AND:	Endless Corporation (the “Company”), a company organized and existing under the laws of the State of Oklahoma, with its office located at:

10026A S. Mingo Rd., #232
Tulsa, Oklahoma 74133

RECITALS

WHEREAS, The Investor is a party to that certain Royalty Agreement dated April 5, 2024 (the “Royalty Agreement”).

WHEREAS, Having been made aware of the intention of the Company to raise capital via a public offering under Regulation A+ – Conditional Small Issues Exemption, Title 15 of the United States Code of Federal Regulations (the “Regulation A Offering”), the Investor desires, and Company agrees, to terminate the Royalty Agreement in exchange for cash as follows:

NOW THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1.	Buy-Out Terms:

According to the terms of the Return of Capital Formula, as provided below, Company shall return the Investor’s initial investment in Company, as described in that certain Endless Corporation Subscription and Purchase Agreement dated April 5, 2024 (the “Initial Investment”), from the proceeds of the Regulation A Offering.

i.	The Return of Capital shall be paid in cash from the proceeds of the first Regulation A Offering according to the following formula until paid in full, subject to the following restrictions:

1.	Payments of the Return of Capital shall be made based upon a fundraising hurdle of $18,750,000 (the “Hurdle”) and according to the Return of Capital Formula. If any number of Hurdles are not cleared by the Regulation A Offering, the amount of unpaid Return of Capital shall remain as a royalty and pursuant to the terms of the Royalty Agreement.
2.	Return of Capital Payment Formula. There will be four (4) Hurdles. For each Hurdle met, twenty-five percent (25%) of the initial investment will be paid to the Investor until all Return of Capital has been paid equaling the Investors Initial Investment.

ii.	Each Return of Capital Payment shall be made to Investor within thirty (30) days of achieving a Hurdle.

2.	Paid Royalties: All royalties paid according to the Royalty Agreement to date shall be retained by the Investor.

Royalty Buy-Out or Stock Exchange Agreement Page 1 of 3

3.	Investor’s Representations and Warranties:

a.	The Investor warrants to the Company that:

i.	the Royalty Agreement is owned truthfully and genuinely owned by the Investor;
ii.	the Royalty Agreement has been duly issued and are outstanding as and non- assessable;
iii.	the Investor is a resident of United States for the purposes of the Income Tax.
iv.	the Cash Buy-Out of the Royalty Agreement as provided for in this Agreement shall not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both, constitutes a breach of or default under any agreement, instrument, order, judgment or decree to which the Investor is subject; and
v.	this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws of the United States generally affecting enforceability of creditors’ rights.

4.	Corporation’s Representations and Warranties

a.	The Corporation represents and warrants to the Investor that:

i.	the Corporation is a corporation incorporated under the laws of the State of Oklahoma, in the United States of America and operates under these laws;
ii.	all necessary corporate action and proceedings have been taken to permit the execution of this Agreement. No approval or consent of any public or private authority is required to enter into this Agreement or to consummate the transaction provided for herein;
iii.	the aforementioned actions do not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both constitutes a breach of or default under the articles or by-laws of the Corporation or under any agreement, instrument, order, judgment or decree to which the Corporation is subject;
iv.	the Corporation is a taxable United States corporation within the meaning of the Federal Laws and the laws of the State of Oklahoma; and
v.	this Agreement constitutes a valid and binding obligation of the Corporation enforceable against it in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws generally affecting enforceability of creditors’ rights.

5.	Miscellaneous

a.	This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, legatees, executors, legal representatives, successors and assigns.
b.	This Agreement contains the entire agreement between the parties with respect to the transactions contemplated herein and supersedes all prior negotiations, agreements and understandings, if any.
c.	The representations and warranties set forth in Articles 3 and 4 hereof shall survive the exchange and cancellation of the Royalty Agreement hereunder.
d.	The Company hereto covenants and agrees that it will from time to time hereafter execute and deliver such additional documents and instruments and do such acts and things as may be reasonably necessary fully and effectually to exchange and cancel the Royalty Agreement pursuant to this Agreement and to otherwise carry out the intent and purpose of this Agreement.
e.	This Agreement shall be governed by and construed in accordance with the laws of the State of Oklahoma and the applicable laws of the United States of America. The courts of the State of Oklahoma shall have non-exclusive jurisdiction with respect to any matter arising hereunder or related hereto.

Royalty Buy-Out or Stock Exchange Agreement Page 2 of 3

f.	All notices, requests, demands and other communications in connection herewith shall be in writing with specific reference to this Agreement and shall be deemed to have been duly delivered when:

i.	personally delivered to a responsible officer of such party; or
ii.	except during a period of strike, lockout or other postal disruption, sent by registered mail, postage prepaid; or
iii.	sent by telex, telegraph, telecopier or other form of recorded communication, charges prepaid, confirmed by prepaid registered mail;

as follows:

If to the Investor:

Caylee Clore
[NAME]
4917 S Narcissus Ave
Broken Arrow, OK 74011

[FULL ADDRESS]
[COUNTRY], [STATE/PROVINCE]

If to the Corporation:

Endless Corporation
10026A S. Mingo RD., #232
Tulsa, Oklahoma 74133
Attn: Travis Dahm

or such other address as either party may from time to time specify by notice to be given to the other party for such purpose in writing at least 30 days in advance.

The effective date and closing date for the Cash Buy-Out and cancellation of the Royalty Agreement herein provided for shall be 12:00 a.m. on the 27th day of September 2024, (the “Closing Date”).

IN WITNESS WHEREOF, each party to this agreement has caused it to be executed on the date indicated above.

INVESTOR	Endless Corporation

/s/ Caylee Clore	/s/ Travis Dahm
Authorized Signature	Authorized Signature

Caylee Clore, President	Travis Dahm, Secretary
Print Name and Title	Print Name and Title

Royalty Buy-Out or Stock Exchange Agreement Page 3 of 3

Share Exchange Agreement

This Share Exchange Agreement (the “Agreement”) is effective September 27, 2024,

BETWEEN:	Taylormade Investments LLC (the “Shareholder”), an Limited Liability Company with an address located at:

3634 E 49th st__________
Tulsa Oklahoma 74135
____________________
[SHAREHOLDER COMPLETE ADDRESS]

AND:	Endless Corporation (the “Company”), a company organized and existing under the laws of the State of Oklahoma, with its office located at:

10026A S. Mingo RD., #232
Tulsa, Oklahoma 74133

The Shareholder represents that he/she is the owner of 1,250 Common Stock shares in the share capital of the Company.

The Shareholder intends to exchange the Common Stock Shares for 750,000 of Preferred Stock shares in the share capital of the Company and the Company intends to give effect to such an exchange.

NOW THEREFORE, IT IS AGREED AS FOLLOWS:

1.	SHARES EXCHANGED AND EXCHANGE PRICE

1.1.	Subject to the terms and conditions in this Agreement, the Shareholder offers Common Stock Shares to the Company and to give effect to this delivers to the Company certificates to evidence this transfer.

1.2.	The exchange price for the Common Shares is $750,000 which has been determined to be the fair market value the shareholder invested with the Company.

2.	PAYMENT OF THE EXCHANGE PRICE

The Shareholder acknowledges that he has received a certificate representing 750,000 of Preferred Stock shares of the Company. The Company determines that the Preferred Stock shares have an aggregate fair market value of $750,000 and the fair equivalent of a consideration payable in cash of $750,000 for the Preferred Stock shares issued.

3.	SHAREHOLDER’S REPRESENTATIONS AND WARRANTIES

1.1.	The Shareholder warrants to the Company that:

1.1.1.	the Common Shares are owned truthfully and genuinely owned by the Shareholder;

1.1.2.	the Common Shares have been duly issued and are outstanding as fully paid and non- assessable shares;

Share Exchange Agreement	Page 1 of 4

1.1.3.	the Shareholder is a resident of United States for the purposes of the Income Tax.

1.1.4.	the exchange and delivery of the Common Shares as provided for in this Agreement shall not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both, constitutes a breach of or default under any agreement, instrument, order, judgment or decree to which the Shareholder is subject;

1.1.5.	this Agreement constitutes a valid and binding obligation of the Shareholder enforceable against the Shareholder in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws of the United States generally affecting enforceability of creditors’ rights.

4.	CORPORATION’S REPRESENTATIONS AND WARRANTIES

1.1.	The Corporation represents and warrants to the Shareholder that:

1.1.1.	the Corporation is a corporation incorporated under the laws of the State of Oklahoma, in the United States of America and operates under these laws;

1.1.2.	all necessary corporate action and proceedings have been taken to permit the execution of this Agreement. No approval or consent of any public or private authority is required to enter into this Agreement or to consummate the transaction provided for herein;

1.1.3.	the aforementioned actions do not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both constitutes a breach of or default under the articles or by-laws of the Corporation or under any agreement, instrument, order, judgment or decree to which the Corporation is subject;

1.1.4.	the Preferred Stock shares has been validly allotted and issued and is registered in the name of the Shareholder;

1.1.5.	the Corporation is a taxable United States corporation within the meaning of the Federal Laws and the laws of the State of Oklahoma; and

1.1.6.	this Agreement constitutes a valid and binding obligation of the Corporation enforceable against it in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws generally affecting enforceability of creditors’ rights.

Share Exchange Agreement	Page 2 of 4

5.	STATED CAPITAL ACCOUNT AND PRICE ADJUSTMENT CLAUSE

1.1.	The Shareholder and the Corporation agree that the Corporation shall, in accordance with the by- laws of Endless Corporation, add $750,000 to the shareholders stated capital account in respect of the Preferred Stock shares, being an amount equal to the Exchange Price.

1.2.	The Company hereto confirms that it is their intention that the Exchange Price shall represent the fair market value of the amount the shareholder invested with the Company. The Company hereto agrees that in the event either, directly or indirectly, the value is assessed or reassessed either by governmental authority or both of the Company hereto or otherwise make a final determination (collectively referred to herein as the “Final Determination”) on the basis that the fair market value (the “Adjusted Fair Market Value”) of the Common Shares as of their date of disposition is greater or less than the Exchange Price, the Exchange Price shall be adjusted by an amount equal to the difference between the Exchange Price and the Adjusted Fair Market Value (the “Price Difference”) and an amount equal to the Price Difference shall be added or subtracted, as the case may be, to or from the Exchange Price and the proper adjustment shall be made to the redemption price of the Preferred Stock shares as provided for in the articles of the Corporation.

1.3.	In the event that the Shareholder and the Corporation do not agree with the Adjusted Fair Market Value, the Exchange Price shall be adjusted to equal the amount determined by final judgment of a competent court (the “Judicial Fair Market Value”) and the provisions of paragraph 5.1.2 apply mutatis mutandis to such adjustment.

6.	MISCELLANEOUS

1.1.	This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, legatees, executors, legal representatives, successors and assigns.

1.2.	This Agreement contains the entire agreement between the parties with respect to the transactions contemplated herein and supersedes all prior negotiations, agreements and understandings, if any.

1.3.	The representations and warranties set forth in Articles 3 and 4 hereof shall survive the exchange of the Common Shares hereunder.

1.4.	The Company hereto covenants and agrees that it will from time to time hereafter execute and deliver such additional documents and instruments and do such acts and things as may be reasonably necessary fully and effectually to assign and transfer the Common Stock shares to the Corporation pursuant to this Agreement and to otherwise carry out the intent and purpose of this Agreement.

1.5.	This Agreement shall be governed by and construed in accordance with the laws of the State of Oklahoma and the applicable laws of the United States of America. The courts of the State of Oklahoma shall have non-exclusive jurisdiction with respect to any matter arising hereunder or related hereto.

1.6.	All notices, requests, demands and other communications in connection herewith shall be in writing with specific reference to this Agreement and shall be deemed to have been duly delivered when

a)	personally delivered to a responsible officer of such party; or

a)	except during a period of strike, lockout or other postal disruption, sent by registered mail, postage prepaid; or

Share Exchange Agreement	Page 3 of 4

b)	sent by telex, telegraph, telecopier or other form of recorded communication, charges prepaid, confirmed by prepaid registered mail;

as follows:

1.6..1. If to the Shareholder:

Zachary Emond
[NAME]
3634 e 49th st Tulsa
Oklahoma 74135

[FULL ADDRESS]

[COUNTRY], [STATE/PROVINCE]

1.6..2. If to the Corporation:

Endless Corporation

10026A S. Mingo RD., #232

Tulsa, Oklahoma 74133

Attn: Travis Dahm

or such other address as either party may from time to time specify by notice to be given to the other party for such purpose in writing at least 30 days in advance.

1.7.	The effective date and closing date for the exchange of the Common Shares herein provided for shall be 12:00 a.m. on the 27th day of September 2024, (the “Closing Date”).

IN WITNESS WHEREOF, each party to this agreement has caused it to be executed on the date indicated above.

SHAREHOLDER	Endless Corporation

/s/ Zachary Emond	/s/ Travis Dahm
Authorized Signature	Authorized Signature

Zachary Emond	Travis Dahm, Secretary
Print Name and Title	Print Name and Title

Share Exchange Agreement	Page 4 of 4

Royalty Stock Exchange Agreement

This Royalty Stock Exchange Agreement (the “Agreement”) is effective September 27, 2024,

BETWEEN:	Taylormade Investments LLC (the “Investor”), an Limited Liability Company with an address located at:

3634 E 49th st Tulsa
Oklahoma 74135
___________________________
[INVESTOR COMPLETE ADDRESS]

AND:	Endless Corporation (the “Company”), a company organized and existing under the laws of the State of Oklahoma, with its office located at:

10026A S. Mingo RD., #232
Tulsa, Oklahoma 74133

WHEREAS, The Investor is a party to that certain Royalty Agreement dated September 11, 2023 (the “Royalty Agreement”).

WHEREAS, Having been made aware of the intention of the Company to raise capital via a public offering under Regulation A+ – Conditional Small Issues Exemption, Title 15 of the United States Code of Federal Regulations (the “Regulation A Offering”), the Investor desires, and Company agrees, to terminate the Royalty Agreement in exchange for an equity position in the Company as follows:

NOW THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1.	ROYALTY AGREEMENT EXCHANGED AND CANCELED FOR SHARES AND EXCHANGE PRICE

1.1.	Subject to the terms and conditions in this Agreement, the Investor offers its Royalty Agreement with the Company to the Company in exchange and cancellation for Preferred Stock shares of the Company.

1.2.	The exchange price for the Royalty Agreement is $250,000 which the Parties agree is the fair market value of the Royalty Agreement.

1.3.	In addition, the Company agrees to award the Investor a Preferred Stock shares bonus in the amount of 250,000 Preferred Stock shares of the Company in lieu of accepting a Cash Buy-Out.

2.	PAYMENT OF THE ROYALTY AGREEMENT EXCHANGE AND CANCELLATION AND PRICE IN SHARES

The Investor acknowledges that he/she has received a certificate representing 250,000 of Preferred Stock shares of the Company. The Company determines that the Preferred Stock shares have an aggregate fair market value of $250,000 and the fair equivalent of a consideration payable in cash of $250,000 for the exchange and cancellation of the Royalty Agreement. In addition, the Investor acknowledges that he/she has received an additional certificate representing 250,000 of Preferred Stock shares of the Company. The Company determines that the Preferred Stock shares and Preferred Stock bonus shares have an aggregate fair market value of $500,000.

Royalty Buy-Out or Stock Exchange Agreement Page 1  of 4

3.	INVESTOR’S REPRESENTATIONS AND WARRANTIES

1.1.	The Investor warrants to the Company that:

1.1.1.	the Royalty Agreement is owned truthfully and genuinely owned by the Investor;

1.1.2.	the Royalty Agreement has been duly issued and are outstanding as and non-assessable;

1.1.3.	the Investor is a resident of United States for the purposes of the Income Tax.

1.1.4.	the Cash Buy-Out and/or exchange and cancellation delivery of the Royalty Agreement as provided for in this Agreement shall not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both, constitutes a breach of or default under any agreement, instrument, order, judgment or decree to which the Investor is subject;

1.1.5.	this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws of the United States generally affecting enforceability of creditors’ rights.

4.	CORPORATION’S REPRESENTATIONS AND WARRANTIES

1.1.	The Corporation represents and warrants to the Investor that:

1.1.1.	the Corporation is a corporation incorporated under the laws of the State of Oklahoma, in the United States of America and operates under these laws;

1.1.2.	all necessary corporate action and proceedings have been taken to permit the execution of this Agreement. No approval or consent of any public or private authority is required to enter into this Agreement or to consummate the transaction provided for herein;

1.1.3.	the aforementioned actions do not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both constitutes a breach of or default under the articles or by-laws of the Corporation or under any agreement, instrument, order, judgment or decree to which the Corporation is subject;

1.1.4.	the Preferred Stock shares has been validly allotted and issued and is registered in the name of the Investor;

1.1.5.	the Corporation is a taxable United States corporation within the meaning of the Federal Laws and the laws of the State of Oklahoma; and

1.1.6.	this Agreement constitutes a valid and binding obligation of the Corporation enforceable against it in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws generally affecting enforceability of creditors’ rights.

Royalty Buy-Out or Stock Exchange Agreement Page 2  of 4

5.	STATED CAPITAL ACCOUNT AND PRICE ADJUSTMENT CLAUSE

1.1.	The Investor and the Corporation agree that the Corporation shall, in accordance with the by- laws of Endless Corporation, add $500,000 to the investors stated capital account in respect of the Preferred Stock shares, being an amount equal to the Exchange Price.

1.2.	The Company hereto confirms that it is their intention that the Exchange Price shall represent the fair market value of the amount the shareholder invested with the Company plus Preferred Stock bonus shares. The Company hereto agrees that in the event either, directly or indirectly, the value is assessed or reassessed either by governmental authority or both of the Company hereto or otherwise make a final determination (collectively referred to herein as the “Final Determination”) on the basis that the fair market value (the “Adjusted Fair Market Value”) of the Common Shares as of their date of disposition is greater or less than the Exchange Price, the Exchange Price shall be adjusted by an amount equal to the difference between the Exchange Price and the Adjusted Fair Market Value (the “Price Difference”) and an amount equal to the Price Difference shall be added or subtracted, as the case may be, to or from the Exchange Price and the proper adjustment shall be made to the redemption price of the Preferred Stock shares as provided for in the articles of the Corporation.

1.3.	In the event that the Investor and the Corporation do not agree with the Adjusted Fair Market Value, the Exchange Price shall be adjusted to equal the amount determined by final judgment of a competent court (the “Judicial Fair Market Value”) and the provisions of paragraph 5.1.2 apply mutatis mutandis to such adjustment.

6.	MISCELLANEOUS

1.1.	This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, legatees, executors, legal representatives, successors and assigns.

1.2.	This Agreement contains the entire agreement between the parties with respect to the transactions contemplated herein and supersedes all prior negotiations, agreements and understandings, if any.

1.3.	The representations and warranties set forth in Articles 5 and 6 hereof shall survive the exchange and cancellation of the Royalty Agreement hereunder.

1.4.	The Company hereto covenants and agrees that it will from time to time hereafter execute and deliver such additional documents and instruments and do such acts and things as may be reasonably necessary fully and effectually to exchange and cancel the Royalty Agreement pursuant to this Agreement and to otherwise carry out the intent and purpose of this Agreement.

1.5.	This Agreement shall be governed by and construed in accordance with the laws of the State of Oklahoma and the applicable laws of the United States of America. The courts of the State of Oklahoma shall have non-exclusive jurisdiction with respect to any matter arising hereunder or related hereto.

1.6.	All notices, requests, demands and other communications in connection herewith shall be in writing with specific reference to this Agreement and shall be deemed to have been duly delivered when

a)	personally delivered to a responsible officer of such party; or

a)	except during a period of strike, lockout or other postal disruption, sent by registered mail, postage prepaid; or

Royalty Buy-Out or Stock Exchange Agreement Page 3  of 4

b)	sent by telex, telegraph, telecopier or other form of recorded communication, charges prepaid, confirmed by prepaid registered mail;

as follows:

1.6..1. If to the Investor:

Zachary Emond
[NAME]
3634 E 49th st tulsa
Oklahoma 74135

[FULL ADDRESS]

[COUNTRY], [STATE/PROVINCE]

1.6..2. If to the Corporation:

Endless Corporation

10026A S. Mingo RD., #232

Tulsa, Oklahoma 74133

Attn: Travis Dahm

or such other address as either party may from time to time specify by notice to be given to the other party for such purpose in writing at least 30 days in advance.

1.7.	The effective date and closing date for the exchange and cancellation of the Royalty Agreement herein provided for shall be at 12:00 a.m. on the 27th day of September 2024, (the “Closing Date”).

IN WITNESS WHEREOF, each party to this agreement has caused it to be executed on the date indicated above.

INVESTOR	Endless Corporation

/s/ Zachary Emond	/s/ Travis Dahm
Authorized Signature	Authorized Signature

Zachary Emond	Travis Dahm, Secretary
Print Name and Title	Print Name and Title

Royalty Buy-Out or Stock Exchange Agreement Page 4  of 4

Share Exchange Agreement

This Share Exchange Agreement (the “Agreement”) is effective September 27, 2024,

BETWEEN:	Sprout Ventures LLC (the “Shareholder”), an Limited Liability Company with an address located at:

3826 41st Ave NE
Seattle, WA 98105
_______________________
[SHAREHOLDER COMPLETE ADDRESS]

AND:	Endless Corporation (the “Company”), a company organized and existing under the laws of the State of Oklahoma, with its office located at:

10026A S. Mingo RD., #232
Tulsa, Oklahoma 74133

The Shareholder represents that he/she is the owner of 3,750 Common Stock shares in the share capital of the Company.

The Shareholder intends to exchange the Common Stock Shares for 450,000 of Preferred Stock shares in the share capital of the Company and the Company intends to give effect to such an exchange.

NOW THEREFORE, IT IS AGREED AS FOLLOWS:

1.	SHARES EXCHANGED AND EXCHANGE PRICE

1.1.	Subject to the terms and conditions in this Agreement, the Shareholder offers Common Stock Shares to the Company and to give effect to this delivers to the Company certificates to evidence this transfer.

1.2.	The exchange price for the Common Shares is $450,000 which has been determined to be the fair market value the shareholder invested with the Company.

2.	PAYMENT OF THE EXCHANGE PRICE

The Shareholder acknowledges that he has received a certificate representing 450,000 of Preferred Stock shares of the Company. The Company determines that the Preferred Stock shares have an aggregate fair market value of $450,000 and the fair equivalent of a consideration payable in cash of $450,000 for the Preferred Stock shares issued.

3.	SHAREHOLDER’S REPRESENTATIONS AND WARRANTIES

1.1.	The Shareholder warrants to the Company that:

1.1.1.	the Common Shares are owned truthfully and genuinely owned by the Shareholder;

1.1.2.	the Common Shares have been duly issued and are outstanding as fully paid and non- assessable shares;

Share Exchange Agreement	Page 1 of 4

1.1.3.	the Shareholder is a resident of United States for the purposes of the Income Tax.

1.1.4.	the exchange and delivery of the Common Shares as provided for in this Agreement shall not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both, constitutes a breach of or default under any agreement, instrument, order, judgment or decree to which the Shareholder is subject;

1.1.5.	this Agreement constitutes a valid and binding obligation of the Shareholder enforceable against the Shareholder in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws of the United States generally affecting enforceability of creditors’ rights.

4.	CORPORATION’S REPRESENTATIONS AND WARRANTIES

1.1.	The Corporation represents and warrants to the Shareholder that:

1.1.1.	the Corporation is a corporation incorporated under the laws of the State of Oklahoma, in the United States of America and operates under these laws;

1.1.2.	all necessary corporate action and proceedings have been taken to permit the execution of this Agreement. No approval or consent of any public or private authority is required to enter into this Agreement or to consummate the transaction provided for herein;

1.1.3.	the aforementioned actions do not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both constitutes a breach of or default under the articles or by-laws of the Corporation or under any agreement, instrument, order, judgment or decree to which the Corporation is subject;

1.1.4.	the Preferred Stock shares has been validly allotted and issued and is registered in the name of the Shareholder;

1.1.5.	the Corporation is a taxable United States corporation within the meaning of the Federal Laws and the laws of the State of Oklahoma; and

1.1.6.	this Agreement constitutes a valid and binding obligation of the Corporation enforceable against it in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws generally affecting enforceability of creditors’ rights.

Share Exchange Agreement	Page 2 of 4

5.	STATED CAPITAL ACCOUNT AND PRICE ADJUSTMENT CLAUSE

1.1.	The Shareholder and the Corporation agree that the Corporation shall, in accordance with the by- laws of Endless Corporation, add $450,000 to the shareholders stated capital account in respect of the Preferred Stock shares, being an amount equal to the Exchange Price.

1.2.	The Company hereto confirms that it is their intention that the Exchange Price shall represent the fair market value of the amount the shareholder invested with the Company. The Company hereto agrees that in the event either, directly or indirectly, the value is assessed or reassessed either by governmental authority or both of the Company hereto or otherwise make a final determination (collectively referred to herein as the “Final Determination”) on the basis that the fair market value (the “Adjusted Fair Market Value”) of the Common Shares as of their date of disposition is greater or less than the Exchange Price, the Exchange Price shall be adjusted by an amount equal to the difference between the Exchange Price and the Adjusted Fair Market Value (the “Price Difference”) and an amount equal to the Price Difference shall be added or subtracted, as the case may be, to or from the Exchange Price and the proper adjustment shall be made to the redemption price of the Preferred Stock shares as provided for in the articles of the Corporation.

1.3.	In the event that the Shareholder and the Corporation do not agree with the Adjusted Fair Market Value, the Exchange Price shall be adjusted to equal the amount determined by final judgment of a competent court (the “Judicial Fair Market Value”) and the provisions of paragraph 5.1.2 apply mutatis mutandis to such adjustment.

6.	MISCELLANEOUS

1.1.	This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, legatees, executors, legal representatives, successors and assigns.

1.2.	This Agreement contains the entire agreement between the parties with respect to the transactions contemplated herein and supersedes all prior negotiations, agreements and understandings, if any.

1.3.	The representations and warranties set forth in Articles 3 and 4 hereof shall survive the exchange of the Common Shares hereunder.

1.4.	The Company hereto covenants and agrees that it will from time to time hereafter execute and deliver such additional documents and instruments and do such acts and things as may be reasonably necessary fully and effectually to assign and transfer the Common Stock shares to the Corporation pursuant to this Agreement and to otherwise carry out the intent and purpose of this Agreement.

1.5.	This Agreement shall be governed by and construed in accordance with the laws of the State of Oklahoma and the applicable laws of the United States of America. The courts of the State of Oklahoma shall have non-exclusive jurisdiction with respect to any matter arising hereunder or related hereto.

1.6.	All notices, requests, demands and other communications in connection herewith shall be in writing with specific reference to this Agreement and shall be deemed to have been duly delivered when

a)	personally delivered to a responsible officer of such party; or

a)	except during a period of strike, lockout or other postal disruption, sent by registered mail, postage prepaid; or

Share Exchange Agreement	Page 3 of 4

b)	sent by telex, telegraph, telecopier or other form of recorded communication, charges prepaid, confirmed by prepaid registered mail;

as follows:

1.6..1. If to the Shareholder:

Nick Busto	Nader darabi	Andrew Kim
[NAME]	[NAME]	[NAME]
3826 41st Ave NE	1811 sw Joshua st	15 MacArthur Pl 303
Seatte, WA 98105	Portland, or 97219	Santa Ana, CA 92707

[FULL ADDRESS] [COUNTRY], [STATE/PROVINCE]	[FULL ADDRESS] [COUNTRY], [STATE/PROVINCE]	[FULL ADDRESS] [COUNTRY], [STATE/PROVINCE]

1.6..2. If to the Corporation:

Endless Corporation

10026A S. Mingo RD., #232

Tulsa, Oklahoma 74133

Attn: Travis Dahm

or such other address as either party may from time to time specify by notice to be given to the other party for such purpose in writing at least 30 days in advance.

1.7.	The effective date and closing date for the exchange of the Common Shares herein provided for shall be 12:00 a.m. on the 27th day of September 2024, (the “Closing Date”).

IN WITNESS WHEREOF, each party to this agreement has caused it to be executed on the date indicated above.

SHAREHOLDER	Endless Corporation

/s/ Nick Busto	/s/ Travis Dahm
Authorized Signature	Authorized Signature

Nick Busto, Partner	Travis Dahm, Secretary
Print Name and Title	Print Name and Title

SHAREHOLDER

/s/ Nader Darabi
Authorized Signature

Nader Darabi
Print Name and Title

/s/ Andrew Kim
Authorized Signature

Andrew Kim
Print Name and Title

Share Exchange Agreement	Page 4 of 4

Royalty Stock Exchange Agreement

This Royalty Stock Exchange Agreement (the “Agreement”) is effective September 27, 2024,

BETWEEN:	Sprout Ventures LLC (the “Investor”), an Limited Liability Company with an address located at:

3826 41st Ave NE
Seattle, WA 98105
______________________________
[INVESTOR COMPLETE ADDRESS]

AND:	Endless Corporation (the “Company”), a company organized and existing under the laws of the State of Oklahoma, with its office located at:

10026A S. Mingo RD., #232
Tulsa, Oklahoma 74133

WHEREAS, The Investor is a party to that certain Royalty Agreement dated March 5, 2024 (the “Royalty Agreement”).

WHEREAS, Having been made aware of the intention of the Company to raise capital via a public offering under Regulation A+ – Conditional Small Issues Exemption, Title 15 of the United States Code of Federal Regulations (the “Regulation A Offering”), the Investor desires, and Company agrees, to terminate the Royalty Agreement in exchange for an equity position in the Company as follows:

NOW THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1.	ROYALTY AGREEMENT EXCHANGED AND CANCELED FOR SHARES AND EXCHANGE PRICE

1.1.	Subject to the terms and conditions in this Agreement, the Investor offers its Royalty Agreement with the Company to the Company in exchange and cancellation for Preferred Stock shares of the Company.

1.2.	The exchange price for the Royalty Agreement is $150,000 which the Parties agree is the fair market value of the Royalty Agreement.

1.3.	In addition, the Company agrees to award the Investor a Preferred Stock shares bonus in the amount of 150,000 Preferred Stock shares of the Company in lieu of accepting a Cash Buy-Out.

2.	PAYMENT OF THE ROYALTY AGREEMENT EXCHANGE AND CANCELLATION AND PRICE IN SHARES

The Investor acknowledges that he/she has received a certificate representing 150,000 of Preferred Stock shares of the Company. The Company determines that the Preferred Stock shares have an aggregate fair market value of $150,000 and the fair equivalent of a consideration payable in cash of $150,000 for the exchange and cancellation of the Royalty Agreement. In addition, the Investor acknowledges that he/ she has received an additional certificate representing 150,000 of Preferred Stock shares of the Company. The Company determines that the Preferred Stock shares and Preferred Stock bonus shares have an aggregate fair market value of $300,000.

Royalty Buy-Out or Stock Exchange Agreement Page 1 of 4

3.	INVESTOR’S REPRESENTATIONS AND WARRANTIES

1.1.	The Investor warrants to the Company that:

1.1.1.	the Royalty Agreement is owned truthfully and genuinely owned by the Investor;

1.1.2.	the Royalty Agreement has been duly issued and are outstanding as and non-assessable;

1.1.3.	the Investor is a resident of United States for the purposes of the Income Tax.

1.1.4.	the Cash Buy-Out and/or exchange and cancellation delivery of the Royalty Agreement as provided for in this Agreement shall not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both, constitutes a breach of or default under any agreement, instrument, order, judgment or decree to which the Investor is subject;

1.1.5.	this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws of the United States generally affecting enforceability of creditors’ rights.

4.	CORPORATION’S REPRESENTATIONS AND WARRANTIES

1.1.	The Corporation represents and warrants to the Investor that:

1.1.1.	the Corporation is a corporation incorporated under the laws of the State of Oklahoma, in the United States of America and operates under these laws;

1.1.2.	all necessary corporate action and proceedings have been taken to permit the execution of this Agreement. No approval or consent of any public or private authority is required to enter into this Agreement or to consummate the transaction provided for herein;

1.1.3.	the aforementioned actions do not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both constitutes a breach of or default under the articles or by-laws of the Corporation or under any agreement, instrument, order, judgment or decree to which the Corporation is subject;

1.1.4.	the Preferred Stock shares has been validly allotted and issued and is registered in the name of the Investor;

1.1.5.	the Corporation is a taxable United States corporation within the meaning of the Federal Laws and the laws of the State of Oklahoma; and

1.1.6.	this Agreement constitutes a valid and binding obligation of the Corporation enforceable against it in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws generally affecting enforceability of creditors’ rights.

Royalty Buy-Out or Stock Exchange Agreement Page 2 of 4

5.	STATED CAPITAL ACCOUNT AND PRICE ADJUSTMENT CLAUSE

1.1.	The Investor and the Corporation agree that the Corporation shall, in accordance with the by- laws of Endless Corporation, add $300,000 to the investors stated capital account in respect of the Preferred Stock shares, being an amount equal to the Exchange Price.

1.2.	The Company hereto confirms that it is their intention that the Exchange Price shall represent the fair market value of the amount the shareholder invested with the Company plus Preferred Stock bonus shares. The Company hereto agrees that in the event either, directly or indirectly, the value is assessed or reassessed either by governmental authority or both of the Company hereto or otherwise make a final determination (collectively referred to herein as the “Final Determination”) on the basis that the fair market value (the “Adjusted Fair Market Value”) of the Common Shares as of their date of disposition is greater or less than the Exchange Price, the Exchange Price shall be adjusted by an amount equal to the difference between the Exchange Price and the Adjusted Fair Market Value (the “Price Difference”) and an amount equal to the Price Difference shall be added or subtracted, as the case may be, to or from the Exchange Price and the proper adjustment shall be made to the redemption price of the Preferred Stock shares as provided for in the articles of the Corporation.

1.3.	In the event that the Investor and the Corporation do not agree with the Adjusted Fair Market Value, the Exchange Price shall be adjusted to equal the amount determined by final judgment of a competent court (the “Judicial Fair Market Value”) and the provisions of paragraph 5.1.2 apply mutatis mutandis to such adjustment.

6.	MISCELLANEOUS

1.1.	This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, legatees, executors, legal representatives, successors and assigns.

1.2.	This Agreement contains the entire agreement between the parties with respect to the transactions contemplated herein and supersedes all prior negotiations, agreements and understandings, if any.

1.3.	The representations and warranties set forth in Articles 5 and 6 hereof shall survive the exchange and cancellation of the Royalty Agreement hereunder.

1.4.	The Company hereto covenants and agrees that it will from time to time hereafter execute and deliver such additional documents and instruments and do such acts and things as may be reasonably necessary fully and effectually to exchange and cancel the Royalty Agreement pursuant to this Agreement and to otherwise carry out the intent and purpose of this Agreement.

1.5.	This Agreement shall be governed by and construed in accordance with the laws of the State of Oklahoma and the applicable laws of the United States of America. The courts of the State of Oklahoma shall have non-exclusive jurisdiction with respect to any matter arising hereunder or related hereto.

1.6.	All notices, requests, demands and other communications in connection herewith shall be in writing with specific reference to this Agreement and shall be deemed to have been duly delivered when

a)	personally delivered to a responsible officer of such party; or

a)	except during a period of strike, lockout or other postal disruption, sent by registered mail, postage prepaid; or

Royalty Buy-Out or Stock Exchange Agreement Page 3 of 4

b)	sent by telex, telegraph, telecopier or other form of recorded communication, charges prepaid, confirmed by prepaid registered mail;

as follows:

1.6..1. If to the Investor:

Nick Busto	Nader darabi	Andrew Kim
[NAME]	[NAME]	[NAME]
3826 41st Ave NE	1811 sw Joshua st	15 MacArthur Pl 303
Seatte, WA 98105	Portland, or 97219	Santa Ana, CA 92707

[FULL ADDRESS] [COUNTRY], [STATE/PROVINCE]	[FULL ADDRESS] [COUNTRY], [STATE/PROVINCE]	[FULL ADDRESS] [COUNTRY], [STATE/PROVINCE]

1.6..2. If to the Corporation:

Endless Corporation

10026A S. Mingo RD., #232

Tulsa, Oklahoma 74133

Attn: Travis Dahm

or such other address as either party may from time to time specify by notice to be given to the other party for such purpose in writing at least 30 days in advance.

1.7.	The effective date and closing date for the exchange and cancellation of the Royalty Agreement herein provided for shall be at 12:00 a.m. on the 27th day of September 2024, (the “Closing Date”).

IN WITNESS WHEREOF, each party to this agreement has caused it to be executed on the date indicated above.

SHAREHOLDER	Endless Corporation

/s/ Nick Busto	/s/ Travis Dahm
Authorized Signature	Authorized Signature

Nick Busto, Partner	Travis Dahm, Secretary
Print Name and Title	Print Name and Title

SHAREHOLDER

/s/ Nader Darabi
Authorized Signature

Nader Darabi
Print Name and Title

/s/ Andrew Kim
Authorized Signature

Andrew Kim
Print Name and Title

Royalty Buy-Out or Stock Exchange Agreement Page 4 of 4

Share Exchange Agreement

This Share Exchange Agreement (the “Agreement”) is effective September 27, 2024,

BETWEEN:	Robert Cortright (the “Shareholder”), an Individual with an address located at:

80 Monroe Street Unit 1
Hoboken, NJ 07030
_________________________
[SHAREHOLDER COMPLETE ADDRESS]

AND:	Endless Corporation (the “Company”), a company organized and existing under the laws of the State of Oklahoma, with its office located at:

10026A S. Mingo RD., #232
Tulsa, Oklahoma 74133

The Shareholder represents that he/she is the owner of 6,000 Common Stock shares in the share capital of the Company.

The Shareholder intends to exchange the Common Stock Shares for 2,587,902 of Preferred Stock shares in the share capital of the Company and the Company intends to give effect to such an exchange.

NOW THEREFORE, IT IS AGREED AS FOLLOWS:

1.	SHARES EXCHANGED AND EXCHANGE PRICE

1.1.	Subject to the terms and conditions in this Agreement, the Shareholder offers Common Stock Shares to the Company and to give effect to this delivers to the Company certificates to evidence this transfer.

1.2.	The exchange price for the Common Shares is $2,587,902 which has been determined to be the fair market value the shareholder invested with the Company.

2.	PAYMENT OF THE EXCHANGE PRICE

The Shareholder acknowledges that he has received a certificate representing 2,587,902 of Preferred Stock shares of the Company. The Company determines that the Preferred Stock shares have an aggregate fair market value of $2,587,902 and the fair equivalent of a consideration payable in cash of $2,587,902 for the Preferred Stock shares issued.

3.	SHAREHOLDER’S REPRESENTATIONS AND WARRANTIES

1.1.	The Shareholder warrants to the Company that:

1.1.1.	the Common Shares are owned truthfully and genuinely owned by the Shareholder;

1.1.2.	the Common Shares have been duly issued and are outstanding as fully paid and non- assessable shares;

1.1.3.	the Shareholder is a resident of United States for the purposes of the Income Tax.

Share Exchange Agreement	Page 1 of 4

1.1.4.	the exchange and delivery of the Common Shares as provided for in this Agreement shall not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both, constitutes a breach of or default under any agreement, instrument, order, judgment or decree to which the Shareholder is subject;

1.1.5.	this Agreement constitutes a valid and binding obligation of the Shareholder enforceable against the Shareholder in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws of the United States generally affecting enforceability of creditors’ rights.

4.	CORPORATION’S REPRESENTATIONS AND WARRANTIES

1.1.	The Corporation represents and warrants to the Shareholder that:

1.1.1.	the Corporation is a corporation incorporated under the laws of the State of Oklahoma, in the United States of America and operates under these laws;

1.1.2.	all necessary corporate action and proceedings have been taken to permit the execution of this Agreement. No approval or consent of any public or private authority is required to enter into this Agreement or to consummate the transaction provided for herein;

1.1.3.	the aforementioned actions do not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both constitutes a breach of or default under the articles or by-laws of the Corporation or under any agreement, instrument, order, judgment or decree to which the Corporation is subject;

1.1.4.	the Preferred Stock shares has been validly allotted and issued and is registered in the name of the Shareholder;

1.1.5.	the Corporation is a taxable United States corporation within the meaning of the Federal Laws and the laws of the State of Oklahoma; and

1.1.6.	this Agreement constitutes a valid and binding obligation of the Corporation enforceable against it in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws generally affecting enforceability of creditors’ rights.

Share Exchange Agreement	Page 2 of 4

5.	STATED CAPITAL ACCOUNT AND PRICE ADJUSTMENT CLAUSE

1.1.	The Shareholder and the Corporation agree that the Corporation shall, in accordance with the by- laws of Endless Corporation, add $2,587,902 to the shareholders stated capital account in respect of the Preferred Stock shares, being an amount equal to the Exchange Price.

1.2.	The Company hereto confirms that it is their intention that the Exchange Price shall represent the fair market value of the amount the shareholder invested with the Company. The Company hereto agrees that in the event either, directly or indirectly, the value is assessed or reassessed either by governmental authority or both of the Company hereto or otherwise make a final determination (collectively referred to herein as the “Final Determination”) on the basis that the fair market value (the “Adjusted Fair Market Value”) of the Common Shares as of their date of disposition is greater or less than the Exchange Price, the Exchange Price shall be adjusted by an amount equal to the difference between the Exchange Price and the Adjusted Fair Market Value (the “Price Difference”) and an amount equal to the Price Difference shall be added or subtracted, as the case may be, to or from the Exchange Price and the proper adjustment shall be made to the redemption price of the Preferred Stock shares as provided for in the articles of the Corporation.

1.3.	In the event that the Shareholder and the Corporation do not agree with the Adjusted Fair Market Value, the Exchange Price shall be adjusted to equal the amount determined by final judgment of a competent court (the “Judicial Fair Market Value”) and the provisions of paragraph 5.2 apply mutatis mutandis to such adjustment.

6.	MISCELLANEOUS

1.1.	This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, legatees, executors, legal representatives, successors and assigns.

1.2.	This Agreement contains the entire agreement between the parties with respect to the transactions contemplated herein and supersedes all prior negotiations, agreements and understandings, if any.

1.3.	The representations and warranties set forth in Articles 3 and 4 hereof shall survive the exchange of the Common Shares hereunder.

1.4.	The Company hereto covenants and agrees that it will from time to time hereafter execute and deliver such additional documents and instruments and do such acts and things as may be reasonably necessary fully and effectually to assign and transfer the Common Stock shares to the Corporation pursuant to this Agreement and to otherwise carry out the intent and purpose of this Agreement.

1.5.	This Agreement shall be governed by and construed in accordance with the laws of the State of Oklahoma and the applicable laws of the United States of America. The courts of the State of Oklahoma shall have non-exclusive jurisdiction with respect to any matter arising hereunder or related hereto.

1.6.	All notices, requests, demands and other communications in connection herewith shall be in writing with specific reference to this Agreement and shall be deemed to have been duly delivered when

a)	personally delivered to a responsible officer of such party; or

a)	except during a period of strike, lockout or other postal disruption, sent by registered mail, postage prepaid; or

Share Exchange Agreement	Page 3 of 4

b)	sent by telex, telegraph, telecopier or other form of recorded communication, charges prepaid, confirmed by prepaid registered mail;

as follows:

1.6..1. If to the Shareholder:

Robert Cortright
[NAME]
80 Monroe Street Unit 1
USA Hoboken, NJ 07030

[FULL ADDRESS]

[COUNTRY], [STATE/PROVINCE]

1.6..2. If to the Corporation:

Endless Corporation

10026A S. Mingo RD., #232

Tulsa, Oklahoma 74133

Attn: Travis Dahm

or such other address as either party may from time to time specify by notice to be given to the other party for such purpose in writing at least 30 days in advance.

1.7.	The effective date and closing date for the exchange of the Common Shares herein provided for shall be 12:00 a.m. on the 27th day of September 2024, (the “Closing Date”).

IN WITNESS WHEREOF, each party to this agreement has caused it to be executed on the date indicated above.

SHAREHOLDER	Endless Corporation

/s/ Robert Cortright	/s/ Travis Dahm
Authorized Signature	Authorized Signature

Robert Cortright	Travis Dahm, Secretary
Print Name and Title	Print Name and Title

Share Exchange Agreement	Page 4 of 4

Share Exchange Agreement

This Share Exchange Agreement (the “Agreement”) is effective September 27, 2024,

BETWEEN:	Oklahoma Polygenetics LP (the “Shareholder”), an Limited Partnership with an address located at:

33500 Castaway Loop
Wesley Chapel, FL 335
________________________
[SHAREHOLDER COMPLETE ADDRESS]

AND:	Endless Corporation (the “Company”), a company organized and existing under the laws of the State of Oklahoma, with its office located at:

10026A S. Mingo RD., #232
Tulsa, Oklahoma 74133

The Shareholder represents that he/she is the owner of 2,000 Common Stock shares in the share capital of the Company.

The Shareholder intends to exchange the Common Stock Shares for 1,200,000 of Preferred Stock shares in the share capital of the Company and the Company intends to give effect to such an exchange.

NOW THEREFORE, IT IS AGREED AS FOLLOWS:

1.	SHARES EXCHANGED AND EXCHANGE PRICE

1.1.	Subject to the terms and conditions in this Agreement, the Shareholder offers Common Stock Shares to the Company and to give effect to this delivers to the Company certificates to evidence this transfer.

1.2.	The exchange price for the Common Shares is $1,200,000 which has been determined to be the fair market value the shareholder invested with the Company.

2.	PAYMENT OF THE EXCHANGE PRICE

The Shareholder acknowledges that he has received a certificate representing 1,200,000 of Preferred Stock shares of the Company. The Company determines that the Preferred Stock shares have an aggregate fair market value of $1,200,000 and the fair equivalent of a consideration payable in cash of $1,200,000 for the Preferred Stock shares issued.

3.	SHAREHOLDER’S REPRESENTATIONS AND WARRANTIES

1.1.	The Shareholder warrants to the Company that:

1.1.1.	the Common Shares are owned truthfully and genuinely owned by the Shareholder;

1.1.2.	the Common Shares have been duly issued and are outstanding as fully paid and non- assessable shares;

Share Exchange Agreement	Page 1 of 5

1.1.3.	the Shareholder is a resident of United States for the purposes of the Income Tax.

1.1.4.	the exchange and delivery of the Common Shares as provided for in this Agreement shall not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both, constitutes a breach of or default under any agreement, instrument, order, judgment or decree to which the Shareholder is subject;

1.1.5.	this Agreement constitutes a valid and binding obligation of the Shareholder enforceable against the Shareholder in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws of the United States generally affecting enforceability of creditors’ rights.

4.	CORPORATION’S REPRESENTATIONS AND WARRANTIES

1.1.	The Corporation represents and warrants to the Shareholder that:

1.1.1.	the Corporation is a corporation incorporated under the laws of the State of Oklahoma, in the United States of America and operates under these laws;

1.1.2.	all necessary corporate action and proceedings have been taken to permit the execution of this Agreement. No approval or consent of any public or private authority is required to enter into this Agreement or to consummate the transaction provided for herein;

1.1.3.	the aforementioned actions do not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both constitutes a breach of or default under the articles or by-laws of the Corporation or under any agreement, instrument, order, judgment or decree to which the Corporation is subject;

1.1.4.	the Preferred Stock shares has been validly allotted and issued and is registered in the name of the Shareholder;

1.1.5.	the Corporation is a taxable United States corporation within the meaning of the Federal Laws and the laws of the State of Oklahoma; and

1.1.6.	this Agreement constitutes a valid and binding obligation of the Corporation enforceable against it in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws generally affecting enforceability of creditors’ rights.

Share Exchange Agreement	Page 2 of 5

5.	STATED CAPITAL ACCOUNT AND PRICE ADJUSTMENT CLAUSE

1.1.	The Shareholder and the Corporation agree that the Corporation shall, in accordance with the by- laws of Endless Corporation, add $1,200,000 to the shareholders stated capital account in accordance to the table in Exhibit A hereto at the direction of Oklahoma Polygenetics correspondence dated September 26, 2024 in respect of the Preferred Stock shares, being an amount equal to the Exchange Price.

1.2.	The Company hereto confirms that it is their intention that the Exchange Price shall represent the fair market value of the amount the shareholder invested with the Company. The Company hereto agrees that in the event either, directly or indirectly, the value is assessed or reassessed either by governmental authority or both of the Company hereto or otherwise make a final determination (collectively referred to herein as the “Final Determination”) on the basis that the fair market value (the “Adjusted Fair Market Value”) of the Common Shares as of their date of disposition is greater or less than the Exchange Price, the Exchange Price shall be adjusted by an amount equal to the difference between the Exchange Price and the Adjusted Fair Market Value (the “Price Difference”) and an amount equal to the Price Difference shall be added or subtracted, as the case may be, to or from the Exchange Price and the proper adjustment shall be made to the redemption price of the Preferred Stock shares as provided for in the articles of the Corporation.

1.3.	In the event that the Shareholder and the Corporation do not agree with the Adjusted Fair Market Value, the Exchange Price shall be adjusted to equal the amount determined by final judgment of a competent court (the “Judicial Fair Market Value”) and the provisions of paragraph 5.1.2 apply mutatis mutandis to such adjustment.

6.	MISCELLANEOUS

1.1.	This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, legatees, executors, legal representatives, successors and assigns.

1.2.	This Agreement contains the entire agreement between the parties with respect to the transactions contemplated herein and supersedes all prior negotiations, agreements and understandings, if any.

1.3.	The representations and warranties set forth in Articles 3 and 4 hereof shall survive the exchange of the Common Shares hereunder.

1.4.	The Company hereto covenants and agrees that it will from time to time hereafter execute and deliver such additional documents and instruments and do such acts and things as may be reasonably necessary fully and effectually to assign and transfer the Common Stock shares to the Corporation pursuant to this Agreement and to otherwise carry out the intent and purpose of this Agreement.

1.5.	This Agreement shall be governed by and construed in accordance with the laws of the State of Oklahoma and the applicable laws of the United States of America. The courts of the State of Oklahoma shall have non-exclusive jurisdiction with respect to any matter arising hereunder or related hereto.

1.6.	All notices, requests, demands and other communications in connection herewith shall be in writing with specific reference to this Agreement and shall be deemed to have been duly delivered when

a)	personally delivered to a responsible officer of such party; or

Share Exchange Agreement	Page 3 of 5

a)	except during a period of strike, lockout or other postal disruption, sent by registered mail, postage prepaid; or

b)	sent by telex, telegraph, telecopier or other form of recorded communication, charges prepaid, confirmed by prepaid registered mail;

as follows:

1.6..1.	If to the Shareholder:

Tharusyan Pillay
[NAME]
33500 Castaway Loop
Wesley Chapel, FL 33543

[FULL ADDRESS]

[COUNTRY], [STATE/PROVINCE]

1.6..2.	If to the Corporation:

Endless Corporation

10026A S. Mingo RD., #232

Tulsa, Oklahoma 74133

Attn: Travis Dahm

or such other address as either party may from time to time specify by notice to be given to the other party for such purpose in writing at least 30 days in advance.

1.7.	The effective date and closing date for the exchange of the Common Shares herein provided for shall be at 12:00 a.m. on the 27th day of September 2024, (the “Closing Date”).

IN WITNESS WHEREOF, each party to this agreement has caused it to be executed on the date indicated above.

SHAREHOLDER	Endless Corporation

/s/ Tharusyan Pillay	/s/ Travis Dahm
Authorized Signature	Authorized Signature

Tharusyan Pillay, General Partner Okla	Travis Dahm, Secretary
Print Name and Title	Print Name and Title

Share Exchange Agreement	Page 4 of 5

Exhibit A Stated Capital Account and Price Adjustment

Investor	Preferred Stock Shares	Price Adjustment
Jonathan Singer	10,000	$10,000
Sofia Serdengecti	10,000	$10,000
Easwhar Thenpattinam	5,000	$5,000
Tharusyan Pillay	435,000	$435,000
Arjuna Anday	35,000	$35,000
Andrew Kim	50,000	$50,000
Nikhil Reddy	50,000	$50,000
Kanasan Pillay	605,000	$605,000
Total	1,200,000	$1,200,000

Share Exchange Agreement	Page 5 of 5

Royalty Buy-out Agreement

This Royalty Buy-out Agreement (the “Agreement”) is effective September 27, 2024,

BETWEEN:	Oklahoma Polygenetics LP (the “Investor”), an Limited Partnership with an address located at:

33500 Castaway Loop
Wesley Chapel, FL 33543
______________________________
[INVESTOR COMPLETE ADDRESS]

AND:	Endless Corporation (the “Company”), a company organized and existing under the laws of the State of Oklahoma, with its office located at:

10026A S. Mingo Rd., #232
Tulsa, Oklahoma 74133

RECITALS

WHEREAS, The Investor is a party to that certain Royalty Agreement dated July 24, 2023 (the “Royalty Agreement”).

WHEREAS, Having been made aware of the intention of the Company to raise capital via a public offering under Regulation A+ – Conditional Small Issues Exemption, Title 15 of the United States Code of Federal Regulations (the “Regulation A Offering”), the Investor desires, and Company agrees, to terminate the Royalty Agreement in exchange for cash as follows:

NOW THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1.	Buy-Out Terms:

According to the terms of the Return of Capital Formula, as provided below, Company shall return eighty-two-and-one-half-percent (82.5%) of the Investor’s initial investment in Company, as described in that certain Endless Corporation Subscription and Purchase Agreement dated July 24, 2023 (the “Initial Investment”), from the proceeds of the Regulation A Offering in accordance with the table in Exhibit A hereto at the direction of Oklahoma Polygenetics correspondence dated September 26, 2024

.

i.	The Return of Capital shall be paid in cash from the proceeds of the first Regulation A Offering according to the following formula until paid in full, subject to the following restrictions:

1.	Payments of the Return of Capital shall be made based upon a fundraising hurdle of $18,750,000 (the “Hurdle”) and according to the Return of Capital Formula. If any number of Hurdles are not cleared by the Regulation A Offering, the amount of unpaid Return of Capital shall remain as a royalty and pursuant to the terms of the Royalty Agreement.

2.	Return of Capital Payment Formula. There will be four (4) Hurdles. For each Hurdle met, twenty-five percent (25%) of the initial investment will be paid to the Investor until all Return of Capital has been paid equaling the Investors Initial Investment.

ii.	Each Return of Capital Payment shall be made to Investor within thirty (30) days of achieving a Hurdle.

Royalty Buy-Out or Stock Exchange Agreement Page 1 of 4

2.	Paid Royalties: All royalties paid according to the Royalty Agreement to date shall be retained by the Investor.

3.	Investor’s Representations and Warranties:

a.	The Investor warrants to the Company that:

i.	the Royalty Agreement is owned truthfully and genuinely owned by the Investor;
ii.	the Royalty Agreement has been duly issued and are outstanding as and non- assessable;
iii.	the Investor is a resident of United States for the purposes of the Income Tax.
iv.	the Cash Buy-Out of the Royalty Agreement as provided for in this Agreement shall not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both, constitutes a breach of or default under any agreement, instrument, order, judgment or decree to which the Investor is subject; and
v.	this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws of the United States generally affecting enforceability of creditors’ rights.

4.	Corporation’s Representations and Warranties

a.	The Corporation represents and warrants to the Investor that:

i.	the Corporation is a corporation incorporated under the laws of the State of Oklahoma, in the United States of America and operates under these laws;
ii.	all necessary corporate action and proceedings have been taken to permit the execution of this Agreement. No approval or consent of any public or private authority is required to enter into this Agreement or to consummate the transaction provided for herein;
iii.	the aforementioned actions do not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both constitutes a breach of or default under the articles or by-laws of the Corporation or under any agreement, instrument, order, judgment or decree to which the Corporation is subject;
iv.	the Corporation is a taxable United States corporation within the meaning of the Federal Laws and the laws of the State of Oklahoma; and
v.	this Agreement constitutes a valid and binding obligation of the Corporation enforceable against it in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws generally affecting enforceability of creditors’ rights.

5.	Miscellaneous

a.	This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, legatees, executors, legal representatives, successors and assigns.
b.	This Agreement contains the entire agreement between the parties with respect to the transactions contemplated herein and supersedes all prior negotiations, agreements and understandings, if any.
c.	The representations and warranties set forth in Articles 3 and 4 hereof shall survive the exchange and cancellation of the Royalty Agreement hereunder.
d.	The Company hereto covenants and agrees that it will from time to time hereafter execute and deliver such additional documents and instruments and do such acts and things as may be reasonably necessary fully and effectually to exchange and cancel the Royalty Agreement pursuant to this Agreement and to otherwise carry out the intent and purpose of this Agreement.

Royalty Buy-Out or Stock Exchange Agreement Page 2 of 4

e.	This Agreement may be reasonably necessary fully and effectually to exchange and cancel the Royalty Agreement pursuant to this Agreement and to otherwise carry out the intent and purpose of this Agreement.shall be governed by and construed in accordance with the laws of the State of Oklahoma and the applicable laws of the United States of America. The courts of the State of Oklahoma shall have non-exclusive jurisdiction with respect to any matter arising hereunder or related hereto.
f.	All noticemay be reasonably necessary fully and effectually to exchange and cancel the Royalty Agreement pursuant to this Agreement and to otherwise carry out the intent and purpose of this Agreement.s, requests, demands and other communications in connection herewith shall be in writing with specific reference to this Agreement and shall be deemed to have been duly delivered when:
i.	personally delivered to a responsible officer of such party; or
ii.	except during a period of strike, lockout or other postal disruption, sent by registered mail, postage prepaid; or
iii.	sent by telex, telegraph, telecopier or other form of recorded communication, charges prepaid, confirmed by prepaid registered mail;

as follows:

If to the Investor:

Tharusyan Pillay
[NAME]
33500 Castaway Loop
Wesley Chapel, FL 33543

[FULL ADDRESS]

[COUNTRY], [STATE/PROVINCE]

If to the Corporation:

Endless Corporation

10026A S. Mingo RD., #232

Tulsa, Oklahoma 74133

Attn: Travis Dahm

or such other address as either party may from time to time specify by notice to be given to the other party for such purpose in writing at least 30 days in advance.

The effective date and closing date for the Cash Buy-Out and cancellation of the Royalty Agreement herein provided for shall be at 12:00 a.m. on the 27th day of September 2024, (the “Closing Date”).

IN WITNESS WHEREOF, each party to this agreement has caused it to be executed on the date indicated above.

INVESTOR	Endless Corporation

/s/ Tharusyan Pillay	/s/ Travis Dahm
Authorized Signature	Authorized Signature

Tharusyan Pillay, General Partner Okla	Travis Dahm, Secretary
Print Name and Title	Print Name and Title

Royalty Buy-Out or Stock Exchange Agreement Page 3 of 4

Exhibit A Return of Capital

Investor	Return of Capital
Jonathan Singer	$5,000
Tharusyan Pillay	$100,000
Nikhil Reddy	$25,000
Kanasan Pillay	$200,000
Total	$330,000

Royalty Buy-Out or Stock Exchange Agreement Page 4 of 4

Royalty Stock Exchange Agreement

This Royalty Stock Exchange Agreement (the “Agreement”) is effective September 27, 2024,

BETWEEN:	Oklahoma Polygenetics LP (the “Investor”), an Limited Partnership with an address located at:

33500 Castaway Loop
Wesley Chapel, FL 33543
______________________________
[INVESTOR COMPLETE ADDRESS]

AND:	Endless Corporation (the “Company”), a company organized and existing under the laws of the State of Oklahoma, with its office located at:

10026A S. Mingo RD., #232
Tulsa, Oklahoma 74133

WHEREAS, The Investor is a party to that certain Royalty Agreement dated July 24, 2023 (the “Royalty Agreement”).

WHEREAS, Having been made aware of the intention of the Company to raise capital via a public offering under Regulation A+ – Conditional Small Issues Exemption, Title 15 of the United States Code of Federal Regulations (the “Regulation A Offering”), the Investor desires, and Company agrees, to terminate the Royalty Agreement in exchange for an equity position in the Company as follows:

NOW THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1.	ROYALTY AGREEMENT EXCHANGED AND CANCELED FOR SHARES AND EXCHANGE PRICE

1.1.	Subject to the terms and conditions in this Agreement, the Investor offers seventeen-and-one- half-percent (17.5%) of its Royalty Agreement with the Company to the Company in exchange and cancellation for Preferred Stock shares of the Company.

1.2.	The exchange price for the Royalty Agreement is $70,000 which the Parties agree is the fair market value of the Royalty Agreement.

1.3.	In addition, the Company agrees to award the Investor a Preferred Stock shares bonus in the amount of 140,000 Preferred Stock shares of the Company in lieu of accepting a Cash Buy-Out.

2.	PAYMENT OF THE ROYALTY AGREEMENT EXCHANGE AND CANCELLATION AND PRICE IN SHARES

The Investor acknowledges that he/she has received a certificate representing 70,000 of Preferred Stock shares of the Company. The Company determines that the Preferred Stock shares have an aggregate fair market value of $70,000 and the fair equivalent of a consideration payable in cash of $70,000 for the exchange and cancellation of the Royalty Agreement. In addition, the Investor acknowledges that he/she has received an additional certificate representing 140,000 of Preferred Stock shares of the Company. The Company determines that the Preferred Stock shares and Preferred Stock bonus shares have an aggregate fair market value of $210,000.

Royalty Buy-Out or Stock Exchange Agreement Page 1 of 5

3.	INVESTOR’S REPRESENTATIONS AND WARRANTIES

1.1.	The Investor warrants to the Company that:

1.1.1.	the Royalty Agreement is owned truthfully and genuinely owned by the Investor;

1.1.2.	the Royalty Agreement has been duly issued and are outstanding as and non-assessable;

1.1.3.	the Investor is a resident of United States for the purposes of the Income Tax.

1.1.4.	the Cash Buy-Out and/or exchange and cancellation delivery of the Royalty Agreement as provided for in this Agreement shall not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both, constitutes a breach of or default under any agreement, instrument, order, judgment or decree to which the Investor is subject;

1.1.5.	this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws of the United States generally affecting enforceability of creditors’ rights.

4.	CORPORATION’S REPRESENTATIONS AND WARRANTIES

1.1.	The Corporation represents and warrants to the Investor that:

1.1.1.	the Corporation is a corporation incorporated under the laws of the State of Oklahoma, in the United States of America and operates under these laws;

1.1.2.	all necessary corporate action and proceedings have been taken to permit the execution of this Agreement. No approval or consent of any public or private authority is required to enter into this Agreement or to consummate the transaction provided for herein;

1.1.3.	the aforementioned actions do not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both constitutes a breach of or default under the articles or by-laws of the Corporation or under any agreement, instrument, order, judgment or decree to which the Corporation is subject;

1.1.4.	the Preferred Stock shares has been validly allotted and issued and is registered in the name of the Investor;

1.1.5.	the Corporation is a taxable United States corporation within the meaning of the Federal Laws and the laws of the State of Oklahoma; and

1.1.6.	this Agreement constitutes a valid and binding obligation of the Corporation enforceable against it in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws generally affecting enforceability of creditors’ rights.

Royalty Buy-Out or Stock Exchange Agreement Page 2 of 5

5.	STATED CAPITAL ACCOUNT AND PRICE ADJUSTMENT CLAUSE

1.1.	The Investor and the Corporation agree that the Corporation shall, in accordance with the by- laws of Endless Corporation, add $210,000 to the investors stated capital account in accordance to the table in Exhibit A hereto at the direction of Oklahoma Polygenetics correspondence dated September 26, 2024 in respect of the Preferred Stock shares, being an amount equal to the Exchange Price.

1.2.	The Company hereto confirms that it is their intention that the Exchange Price shall represent the fair market value of the amount the shareholder invested with the Company plus Preferred Stock bonus shares. The Company hereto agrees that in the event either, directly or indirectly, the value is assessed or reassessed either by governmental authority or both of the Company hereto or otherwise make a final determination (collectively referred to herein as the “Final Determination”) on the basis that the fair market value (the “Adjusted Fair Market Value”) of the Common Shares as of their date of disposition is greater or less than the Exchange Price, the Exchange Price shall be adjusted by an amount equal to the difference between the Exchange Price and the Adjusted Fair Market Value (the “Price Difference”) and an amount equal to the Price Difference shall be added or subtracted, as the case may be, to or from the Exchange Price and the proper adjustment shall be made to the redemption price of the Preferred Stock shares as provided for in the articles of the Corporation.

1.3.	In the event that the Investor and the Corporation do not agree with the Adjusted Fair Market Value, the Exchange Price shall be adjusted to equal the amount determined by final judgment of a competent court (the “Judicial Fair Market Value”) and the provisions of paragraph 5.1.2 apply mutatis mutandis to such adjustment.

6.	MISCELLANEOUS

1.1.	This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, legatees, executors, legal representatives, successors and assigns.

1.2.	This Agreement contains the entire agreement between the parties with respect to the transactions contemplated herein and supersedes all prior negotiations, agreements and understandings, if any.

1.3.	The representations and warranties set forth in Articles 5 and 6 hereof shall survive the exchange and cancellation of the Royalty Agreement hereunder.

1.4.	The Company hereto covenants and agrees that it will from time to time hereafter execute and deliver such additional documents and instruments and do such acts and things as may be reasonably necessary fully and effectually to exchange and cancel the Royalty Agreement pursuant to this Agreement and to otherwise carry out the intent and purpose of this Agreement.

1.5.	This Agreement shall be governed by and construed in accordance with the laws of the State of Oklahoma and the applicable laws of the United States of America. The courts of the State of Oklahoma shall have non-exclusive jurisdiction with respect to any matter arising hereunder or related hereto.

1.6.	All notices, requests, demands and other communications in connection herewith shall be in writing with specific reference to this Agreement and shall be deemed to have been duly delivered when

a)	personally delivered to a responsible officer of such party; or

a)	except during a period of strike, lockout or other postal disruption, sent by registered mail, postage prepaid; or

Royalty Buy-Out or Stock Exchange Agreement Page 3 of 5

b)	sent by telex, telegraph, telecopier or other form of recorded communication, charges prepaid, confirmed by prepaid registered mail;

as follows:

1.6..1.	If to the Investor:

Tharusyan Pillay
[NAME]
33500 Castaway Loop
Wesley Chapel, FL 33543

[FULL ADDRESS]

[COUNTRY], [STATE/PROVINCE]

1.6..2.	If to the Corporation:

Endless Corporation

10026A S. Mingo RD., #232

Tulsa, Oklahoma 74133

Attn: Travis Dahm

or such other address as either party may from time to time specify by notice to be given to the other party for such purpose in writing at least 30 days in advance.

1.7.	The effective date and closing date for the exchange and cancellation of the Royalty Agreement herein provided for shall be at 12:00 a.m. on the 27th day of September 2024, (the “Closing Date”).

IN WITNESS WHEREOF, each party to this agreement has caused it to be executed on the date indicated above.

INVESTOR	Endless Corporation

/s/ Tharusyan Pillay	/s/ Travis Dahm
Authorized Signature	Authorized Signature

Tharusyan Pillay, General Partner Okla	Travis Dahm, Secretary
Print Name and Title	Print Name and Title

Royalty Buy-Out or Stock Exchange Agreement Page 4 of 5

Exhibit A

Investor	Preferred Stock Shares	Preferred Stock Bonus Shares	Total Preferred Shares	Price Adjustment
Sofia Serdengecti	5,000	10,000	15,000	$15,000
Easwhar Thenpattinam	2,500	5,000	7,500	$7,500
Tharusyan Pillay	17,500	35,000	52,500	$52,500
Arjuna Anday	17,500	35,000	52,500	$52,500
Andrew Kim	25,000	50,000	75,000	$75,000
Kanasan Pillay	2,500	5,000	7,500	$7,500
Total	70,000	140,000	210,000	$210,000

Royalty Buy-Out or Stock Exchange Agreement Page 5 of 5

Share Exchange Agreement

This Share Exchange Agreement (the “Agreement”) is effective September 27, 2024,

BETWEEN:	Noah Bleicher (the “Shareholder”), an Individual with an address located at:

1617 S Cheyenne Ave
Tulsa, OK 74119
________________________
[SHAREHOLDER COMPLETE ADDRESS]

AND:	Endless Corporation (the “Company”), a company organized and existing under the laws of the State of Oklahoma, with its office located at:

10026A S. Mingo RD., #232
Tulsa, Oklahoma 74133

The Shareholder represents that he/she is the owner of 122.5 Common Stock shares in the share capital of the Company.

The Shareholder intends to exchange the Common Stock Shares for 75,000 of Preferred Stock shares in the share capital of the Company and the Company intends to give effect to such an exchange.

NOW THEREFORE, IT IS AGREED AS FOLLOWS:

1.	SHARES EXCHANGED AND EXCHANGE PRICE

1.1.	Subject to the terms and conditions in this Agreement, the Shareholder offers Common Stock Shares to the Company and to give effect to this delivers to the Company certificates to evidence this transfer.

1.2.	The exchange price for the Common Shares is $75,000 which has been determined to be the fair market value the shareholder invested with the Company.

2.	PAYMENT OF THE EXCHANGE PRICE

The Shareholder acknowledges that he has received a certificate representing 75,000 of Preferred Stock shares of the Company. The Company determines that the Preferred Stock shares have an aggregate fair market value of $75,000 and the fair equivalent of a consideration payable in cash of $75,000 for the Preferred Stock shares issued.

3.	SHAREHOLDER’S REPRESENTATIONS AND WARRANTIES

1.1.	The Shareholder warrants to the Company that:

1.1.1.	the Common Shares are owned truthfully and genuinely owned by the Shareholder;

1.1.2.	the Common Shares have been duly issued and are outstanding as fully paid and non- assessable shares;

1.1.3.	the Shareholder is a resident of United States for the purposes of the Income Tax.

Share Exchange Agreement	Page 1 of 4

1.1.4.	the exchange and delivery of the Common Shares as provided for in this Agreement shall not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both, constitutes a breach of or default under any agreement, instrument, order, judgment or decree to which the Shareholder is subject;

1.1.5.	this Agreement constitutes a valid and binding obligation of the Shareholder enforceable against the Shareholder in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws of the United States generally affecting enforceability of creditors’ rights.

4.	CORPORATION’S REPRESENTATIONS AND WARRANTIES

1.1.	The Corporation represents and warrants to the Shareholder that:

1.1.1.	the Corporation is a corporation incorporated under the laws of the State of Oklahoma, in the United States of America and operates under these laws;

1.1.2.	all necessary corporate action and proceedings have been taken to permit the execution of this Agreement. No approval or consent of any public or private authority is required to enter into this Agreement or to consummate the transaction provided for herein;

1.1.3.	the aforementioned actions do not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both constitutes a breach of or default under the articles or by-laws of the Corporation or under any agreement, instrument, order, judgment or decree to which the Corporation is subject;

1.1.4.	the Preferred Stock shares has been validly allotted and issued and is registered in the name of the Shareholder;

1.1.5.	the Corporation is a taxable United States corporation within the meaning of the Federal Laws and the laws of the State of Oklahoma; and

1.1.6.	this Agreement constitutes a valid and binding obligation of the Corporation enforceable against it in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws generally affecting enforceability of creditors’ rights.

Share Exchange Agreement	Page 2 of 4

5.	STATED CAPITAL ACCOUNT AND PRICE ADJUSTMENT CLAUSE

1.1.	The Shareholder and the Corporation agree that the Corporation shall, in accordance with the by- laws of Endless Corporation, add $75,000 to the shareholders stated capital account in respect of the Preferred Stock shares, being an amount equal to the Exchange Price.

1.2.	The Company hereto confirms that it is their intention that the Exchange Price shall represent the fair market value of the amount the shareholder invested with the Company. The Company hereto agrees that in the event either, directly or indirectly, the value is assessed or reassessed either by governmental authority or both of the Company hereto or otherwise make a final determination (collectively referred to herein as the “Final Determination”) on the basis that the fair market value (the “Adjusted Fair Market Value”) of the Common Shares as of their date of disposition is greater or less than the Exchange Price, the Exchange Price shall be adjusted by an amount equal to the difference between the Exchange Price and the Adjusted Fair Market Value (the “Price Difference”) and an amount equal to the Price Difference shall be added or subtracted, as the case may be, to or from the Exchange Price and the proper adjustment shall be made to the redemption price of the Preferred Stock shares as provided for in the articles of the Corporation.

1.3.	In the event that the Shareholder and the Corporation do not agree with the Adjusted Fair Market Value, the Exchange Price shall be adjusted to equal the amount determined by final judgment of a competent court (the “Judicial Fair Market Value”) and the provisions of paragraph 5.1.2 apply mutatis mutandis to such adjustment.

6.	MISCELLANEOUS

1.1.	This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, legatees, executors, legal representatives, successors and assigns.

1.2.	This Agreement contains the entire agreement between the parties with respect to the transactions contemplated herein and supersedes all prior negotiations, agreements and understandings, if any.

1.3.	The representations and warranties set forth in Articles 3 and 4 hereof shall survive the exchange of the Common Shares hereunder.

1.4.	The Company hereto covenants and agrees that it will from time to time hereafter execute and deliver such additional documents and instruments and do such acts and things as may be reasonably necessary fully and effectually to assign and transfer the Common Stock shares to the Corporation pursuant to this Agreement and to otherwise carry out the intent and purpose of this Agreement.

1.5.	This Agreement shall be governed by and construed in accordance with the laws of the State of Oklahoma and the applicable laws of the United States of America. The courts of the State of Oklahoma shall have non-exclusive jurisdiction with respect to any matter arising hereunder or related hereto.

1.6.	All notices, requests, demands and other communications in connection herewith shall be in writing with specific reference to this Agreement and shall be deemed to have been duly delivered when

a)	personally delivered to a responsible officer of such party; or

a)	except during a period of strike, lockout or other postal disruption, sent by registered mail, postage prepaid; or

Share Exchange Agreement	Page 3 of 4

b)	sent by telex, telegraph, telecopier or other form of recorded communication, charges prepaid, confirmed by prepaid registered mail;

as follows:

1.6..1.	If to the Shareholder:

Noah Bleicher
[NAME]
1617 S Cheyenne Ave
Tulsa, OK 74119

[FULL ADDRESS]

[COUNTRY], [STATE/PROVINCE]

1.6..2.	If to the Corporation:

Endless Corporation

10026A S. Mingo RD., #232

Tulsa, Oklahoma 74133

Attn: Travis Dahm

or such other address as either party may from time to time specify by notice to be given to the other party for such purpose in writing at least 30 days in advance.

1.7.	The effective date and closing date for the exchange of the Common Shares herein provided for shall be 12:00 a.m. on the 27th day of September 2024, (the “Closing Date”).

IN WITNESS WHEREOF, each party to this agreement has caused it to be executed on the date indicated above.

SHAREHOLDER	Endless Corporation

/s/ Noah Bleicher	/s/ Travis Dahm

Authorized Signature	Authorized Signature

Noah Bleicher	Travis Dahm, Secretary

Print Name and Title	Print Name and Title

Share Exchange Agreement	Page 4 of 4

Royalty Stock Exchange Agreement

This Royalty Stock Exchange Agreement (the “Agreement”) is effective September 27, 2024,

BETWEEN:	Noah Bleicher (the “Investor”), an Individual with an address located at:

1617 S Cheyenne Ave
Tulsa, OK 74119
______________________________
[INVESTOR COMPLETE ADDRESS]

AND:	Endless Corporation (the “Company”), a company organized and existing under the laws of the State of Oklahoma, with its office located at:

10026A S. Mingo RD., #232
Tulsa, Oklahoma 74133

WHEREAS, The Investor is a party to that certain Royalty Agreement dated February 28, 2024 (the “Royalty Agreement”).

WHEREAS, Having been made aware of the intention of the Company to raise capital via a public offering under Regulation A+ – Conditional Small Issues Exemption, Title 15 of the United States Code of Federal Regulations (the “Regulation A Offering”), the Investor desires, and Company agrees, to terminate the Royalty Agreement in exchange for an equity position in the Company as follows:

NOW THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1.	ROYALTY AGREEMENT EXCHANGED AND CANCELED FOR SHARES AND EXCHANGE PRICE

1.1.	Subject to the terms and conditions in this Agreement, the Investor offers its Royalty Agreement with the Company to the Company in exchange and cancellation for Preferred Stock shares of the Company.

1.2.	The exchange price for the Royalty Agreement is $25,000 which the Parties agree is the fair market value of the Royalty Agreement.

1.3.	In addition, the Company agrees to award the Investor a Preferred Stock shares bonus in the amount of 25,000 Preferred Stock shares of the Company in lieu of accepting a Cash Buy-Out.

2.	PAYMENT OF THE ROYALTY AGREEMENT EXCHANGE AND CANCELLATION AND PRICE IN SHARES

The Investor acknowledges that he/she has received a certificate representing 25,000 of Preferred Stock shares of the Company. The Company determines that the Preferred Stock shares have an aggregate fair market value of $25,000 and the fair equivalent of a consideration payable in cash of $25,000 for the exchange and cancellation of the Royalty Agreement. In addition, the Investor acknowledges that he/she has received an additional certificate representing 25,000 of Preferred Stock shares of the Company. The Company determines that the Preferred Stock shares and Preferred Stock bonus shares have an aggregate fair market value of $50,000.

Royalty Buy-Out or Stock Exchange Agreement Page 1 of 4

3.	INVESTOR’S REPRESENTATIONS AND WARRANTIES

1.1.	The Investor warrants to the Company that:

1.1.1.	the Royalty Agreement is owned truthfully and genuinely owned by the Investor;

1.1.2.	the Royalty Agreement has been duly issued and are outstanding as and non-assessable;

1.1.3.	the Investor is a resident of United States for the purposes of the Income Tax.

1.1.4.	the Cash Buy-Out and/or exchange and cancellation delivery of the Royalty Agreement as provided for in this Agreement shall not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both, constitutes a breach of or default under any agreement, instrument, order, judgment or decree to which the Investor is subject;

1.1.5.	this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws of the United States generally affecting enforceability of creditors’ rights.

4.	CORPORATION’S REPRESENTATIONS AND WARRANTIES

1.1.	The Corporation represents and warrants to the Investor that:

1.1.1.	the Corporation is a corporation incorporated under the laws of the State of Oklahoma, in the United States of America and operates under these laws;

1.1.2.	all necessary corporate action and proceedings have been taken to permit the execution of this Agreement. No approval or consent of any public or private authority is required to enter into this Agreement or to consummate the transaction provided for herein;

1.1.3.	the aforementioned actions do not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both constitutes a breach of or default under the articles or by-laws of the Corporation or under any agreement, instrument, order, judgment or decree to which the Corporation is subject;

1.1.4.	the Preferred Stock shares has been validly allotted and issued and is registered in the name of the Investor;

1.1.5.	the Corporation is a taxable United States corporation within the meaning of the Federal Laws and the laws of the State of Oklahoma; and

1.1.6.	this Agreement constitutes a valid and binding obligation of the Corporation enforceable against it in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws generally affecting enforceability of creditors’ rights.

Royalty Buy-Out or Stock Exchange Agreement Page 2 of 4

5.	STATED CAPITAL ACCOUNT AND PRICE ADJUSTMENT CLAUSE

1.1.	The Investor and the Corporation agree that the Corporation shall, in accordance with the by- laws of Endless Corporation, add $50,000 to the investors stated capital account in respect of the Preferred Stock shares, being an amount equal to the Exchange Price.

1.2.	The Company hereto confirms that it is their intention that the Exchange Price shall represent the fair market value of the amount the shareholder invested with the Company plus Preferred Stock bonus shares. The Company hereto agrees that in the event either, directly or indirectly, the value is assessed or reassessed either by governmental authority or both of the Company hereto or otherwise make a final determination (collectively referred to herein as the “Final Determination”) on the basis that the fair market value (the “Adjusted Fair Market Value”) of the Common Shares as of their date of disposition is greater or less than the Exchange Price, the Exchange Price shall be adjusted by an amount equal to the difference between the Exchange Price and the Adjusted Fair Market Value (the “Price Difference”) and an amount equal to the Price Difference shall be added or subtracted, as the case may be, to or from the Exchange Price and the proper adjustment shall be made to the redemption price of the Preferred Stock shares as provided for in the articles of the Corporation.

1.3.	In the event that the Investor and the Corporation do not agree with the Adjusted Fair Market Value, the Exchange Price shall be adjusted to equal the amount determined by final judgment of a competent court (the “Judicial Fair Market Value”) and the provisions of paragraph 5.1.2 apply mutatis mutandis to such adjustment.

6.	MISCELLANEOUS

1.1.	This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, legatees, executors, legal representatives, successors and assigns.

1.2.	This Agreement contains the entire agreement between the parties with respect to the transactions contemplated herein and supersedes all prior negotiations, agreements and understandings, if any.

1.3.	The representations and warranties set forth in Articles 5 and 6 hereof shall survive the exchange and cancellation of the Royalty Agreement hereunder.

1.4.	The Company hereto covenants and agrees that it will from time to time hereafter execute and deliver such additional documents and instruments and do such acts and things as may be reasonably necessary fully and effectually to exchange and cancel the Royalty Agreement pursuant to this Agreement and to otherwise carry out the intent and purpose of this Agreement.

1.5.	This Agreement shall be governed by and construed in accordance with the laws of the State of Oklahoma and the applicable laws of the United States of America. The courts of the State of Oklahoma shall have non-exclusive jurisdiction with respect to any matter arising hereunder or related hereto.

1.6.	All notices, requests, demands and other communications in connection herewith shall be in writing with specific reference to this Agreement and shall be deemed to have been duly delivered when

a)	personally delivered to a responsible officer of such party; or

a)	except during a period of strike, lockout or other postal disruption, sent by registered mail, postage prepaid; or

Royalty Buy-Out or Stock Exchange Agreement Page 3 of 4

b)	sent by telex, telegraph, telecopier or other form of recorded communication, charges prepaid, confirmed by prepaid registered mail;

as follows:

1.6..1.	If to the Investor:

Noah Bleicher
[NAME]
1617 S Cheyenne Ave
Tulsa, OK 74119

[FULL ADDRESS]

[COUNTRY], [STATE/PROVINCE]

1.6..2.	If to the Corporation:

Endless Corporation

10026A S. Mingo RD., #232

Tulsa, Oklahoma 74133

Attn: Travis Dahm

or such other address as either party may from time to time specify by notice to be given to the other party for such purpose in writing at least 30 days in advance.

1.7.	The effective date and closing date for the exchange and cancellation of the Royalty Agreement herein provided for shall be at 12:00 a.m. on the 27th day of September 2024, (the “Closing Date”).

IN WITNESS WHEREOF, each party to this agreement has caused it to be executed on the date indicated above.

INVESTOR	Endless Corporation

/s/ Noah Bleicher	/s/ Travis Dahm
Authorized Signature	Authorized Signature

Noah Bleicher	Travis Dahm, Secretary
Print Name and Title	Print Name and Title

Royalty Buy-Out or Stock Exchange Agreement Page 4 of 4

Share Exchange Agreement

This Share Exchange Agreement (the “Agreement”) is effective September 27, 2024,

BETWEEN:	Michael Richardson (the “Shareholder”), an Individual with an address located at:

7721 S Braden Ave
Tulsa, OK 74136
________________________
[SHAREHOLDER COMPLETE ADDRESS]

AND:	Endless Corporation (the “Company”), a company organized and existing under the laws of the State of Oklahoma, with its office located at:

10026A S. Mingo RD., #232
Tulsa, Oklahoma 74133

The Shareholder represents that he/she is the owner of 250 Common Stock shares in the share capital of the Company.

The Shareholder intends to exchange the Common Stock Shares for 375,000 of Preferred Stock shares in the share capital of the Company and the Company intends to give effect to such an exchange.

NOW THEREFORE, IT IS AGREED AS FOLLOWS:

1.	SHARES EXCHANGED AND EXCHANGE PRICE

1.1.	Subject to the terms and conditions in this Agreement, the Shareholder offers Common Stock Shares to the Company and to give effect to this delivers to the Company certificates to evidence this transfer.

1.2.	The exchange price for the Common Shares is $375,000 which has been determined to be the fair market value the shareholder invested with the Company.

2.	PAYMENT OF THE EXCHANGE PRICE

The Shareholder acknowledges that he has received a certificate representing 375,000 of Preferred Stock shares of the Company. The Company determines that the Preferred Stock shares have an aggregate fair market value of $375,000 and the fair equivalent of a consideration payable in cash of $375,000 for the Preferred Stock shares issued.

3.	SHAREHOLDER’S REPRESENTATIONS AND WARRANTIES

1.1.	The Shareholder warrants to the Company that:

1.1.1.	the Common Shares are owned truthfully and genuinely owned by the Shareholder;

1.1.2.	the Common Shares have been duly issued and are outstanding as fully paid and non- assessable shares;

Share Exchange Agreement	Page 1 of 4

1.1.3.	the Shareholder is a resident of United States for the purposes of the Income Tax.

1.1.4.	the exchange and delivery of the Common Shares as provided for in this Agreement shall not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both, constitutes a breach of or default under any agreement, instrument, order, judgment or decree to which the Shareholder is subject;

1.1.5.	this Agreement constitutes a valid and binding obligation of the Shareholder enforceable against the Shareholder in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws of the United States generally affecting enforceability of creditors’ rights.

4.	CORPORATION’S REPRESENTATIONS AND WARRANTIES

1.1.	The Corporation represents and warrants to the Shareholder that:

1.1.1.	the Corporation is a corporation incorporated under the laws of the State of Oklahoma, in the United States of America and operates under these laws;

1.1.2.	all necessary corporate action and proceedings have been taken to permit the execution of this Agreement. No approval or consent of any public or private authority is required to enter into this Agreement or to consummate the transaction provided for herein;

1.1.3.	the aforementioned actions do not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both constitutes a breach of or default under the articles or by-laws of the Corporation or under any agreement, instrument, order, judgment or decree to which the Corporation is subject;

1.1.4.	the Preferred Stock shares has been validly allotted and issued and is registered in the name of the Shareholder;

1.1.5.	the Corporation is a taxable United States corporation within the meaning of the Federal Laws and the laws of the State of Oklahoma; and

1.1.6.	this Agreement constitutes a valid and binding obligation of the Corporation enforceable against it in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws generally affecting enforceability of creditors’ rights.

Share Exchange Agreement	Page 2 of 4

5.	STATED CAPITAL ACCOUNT AND PRICE ADJUSTMENT CLAUSE

1.1.	The Shareholder and the Corporation agree that the Corporation shall, in accordance with the by- laws of Endless Corporation, add $375,000 to the shareholders stated capital account in respect of the Preferred Stock shares, being an amount equal to the Exchange Price.

1.2.	The Company hereto confirms that it is their intention that the Exchange Price shall represent the fair market value of the amount the shareholder invested with the Company. The Company hereto agrees that in the event either, directly or indirectly, the value is assessed or reassessed either by governmental authority or both of the Company hereto or otherwise make a final determination (collectively referred to herein as the “Final Determination”) on the basis that the fair market value (the “Adjusted Fair Market Value”) of the Common Shares as of their date of disposition is greater or less than the Exchange Price, the Exchange Price shall be adjusted by an amount equal to the difference between the Exchange Price and the Adjusted Fair Market Value (the “Price Difference”) and an amount equal to the Price Difference shall be added or subtracted, as the case may be, to or from the Exchange Price and the proper adjustment shall be made to the redemption price of the Preferred Stock shares as provided for in the articles of the Corporation.

1.3.	In the event that the Shareholder and the Corporation do not agree with the Adjusted Fair Market Value, the Exchange Price shall be adjusted to equal the amount determined by final judgment of a competent court (the “Judicial Fair Market Value”) and the provisions of paragraph 5.1.2 apply mutatis mutandis to such adjustment.

6.	MISCELLANEOUS

1.1.	This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, legatees, executors, legal representatives, successors and assigns.

1.2.	This Agreement contains the entire agreement between the parties with respect to the transactions contemplated herein and supersedes all prior negotiations, agreements and understandings, if any.

1.3.	The representations and warranties set forth in Articles 3 and 4 hereof shall survive the exchange of the Common Shares hereunder.

1.4.	The Company hereto covenants and agrees that it will from time to time hereafter execute and deliver such additional documents and instruments and do such acts and things as may be reasonably necessary fully and effectually to assign and transfer the Common Stock shares to the Corporation pursuant to this Agreement and to otherwise carry out the intent and purpose of this Agreement.

1.5.	This Agreement shall be governed by and construed in accordance with the laws of the State of Oklahoma and the applicable laws of the United States of America. The courts of the State of Oklahoma shall have non-exclusive jurisdiction with respect to any matter arising hereunder or related hereto.

1.6.	All notices, requests, demands and other communications in connection herewith shall be in writing with specific reference to this Agreement and shall be deemed to have been duly delivered when

a)	personally delivered to a responsible officer of such party; or

a)	except during a period of strike, lockout or other postal disruption, sent by registered mail, postage prepaid; or

Share Exchange Agreement	Page 3 of 4

b)	sent by telex, telegraph, telecopier or other form of recorded communication, charges prepaid, confirmed by prepaid registered mail;

as follows:

1.6..1.	If to the Shareholder:

Michael Richardson
[NAME]
7721 S Braden Ave
Tulsa, OK 74136

[FULL ADDRESS]

[COUNTRY], [STATE/PROVINCE]

1.6..2.	If to the Corporation:

Endless Corporation

10026A S. Mingo RD., #232

Tulsa, Oklahoma 74133

Attn: Travis Dahm

or such other address as either party may from time to time specify by notice to be given to the other party for such purpose in writing at least 30 days in advance.

1.7.	The effective date and closing date for the exchange of the Common Shares herein provided for shall be 12:00 a.m. on the 27th day of September 2024, (the “Closing Date”).

IN WITNESS WHEREOF, each party to this agreement has caused it to be executed on the date indicated above.

SHAREHOLDER	Endless Corporation

/s/ Michael Richardson	/s/ Travis Dahm
Authorized Signature	Authorized Signature

Michael Richardson	Travis Dahm, Secretary
Print Name and Title	Print Name and Title

Share Exchange Agreement	Page 4 of 4

Royalty Stock Exchange Agreement

This Royalty Stock Exchange Agreement (the “Agreement”) is effective September 27, 2024,

BETWEEN:	Michael Richardson (the “Investor”), an Individual with an address located at:

7721 S Braden Ave
Tulsa, OK 74136
________________________________
[INVESTOR COMPLETE ADDRESS]

AND:	Endless Corporation (the “Company”), a company organized and existing under the laws of the State of Oklahoma, with its office located at:

10026A S. Mingo RD., #232
Tulsa, Oklahoma 74133

WHEREAS, The Investor is a party to that certain Royalty Agreement dated April 5, 2024 (the “Royalty Agreement”).

WHEREAS, Having been made aware of the intention of the Company to raise capital via a public offering under Regulation A+ – Conditional Small Issues Exemption, Title 15 of the United States Code of Federal Regulations (the “Regulation A Offering”), the Investor desires, and Company agrees, to terminate the Royalty Agreement in exchange for an equity position in the Company as follows:

NOW THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1.	ROYALTY AGREEMENT EXCHANGED AND CANCELED FOR SHARES AND EXCHANGE PRICE

1.1.	Subject to the terms and conditions in this Agreement, the Investor offers its Royalty Agreement with the Company to the Company in exchange and cancellation for Preferred Stock shares of the Company.

1.2.	The exchange price for the Royalty Agreement is $125,000 which the Parties agree is the fair market value of the Royalty Agreement.

1.3.	In addition, the Company agrees to award the Investor a Preferred Stock shares bonus in the amount of 125,000 Preferred Stock shares of the Company in lieu of accepting a Cash Buy-Out.

2.	PAYMENT OF THE ROYALTY AGREEMENT EXCHANGE AND CANCELLATION AND PRICE IN SHARES

The Investor acknowledges that he/she has received a certificate representing 125,000 of Preferred Stock shares of the Company. The Company determines that the Preferred Stock shares have an aggregate fair market value of 125,000 and the fair equivalent of a consideration payable in cash of 125,000 for the exchange and cancellation of the Royalty Agreement. In addition, the Investor acknowledges that he/she has received an additional certificate representing 125,000 of Preferred Stock shares of the Company. The Company determines that the Preferred Stock shares and Preferred Stock bonus shares have an aggregate fair market value of $250,000.

Royalty Buy-Out or Stock Exchange Agreement Page 1 of 4

3.	INVESTOR’S REPRESENTATIONS AND WARRANTIES

1.1.	The Investor warrants to the Company that:

1.1.1.	the Royalty Agreement is owned truthfully and genuinely owned by the Investor;

1.1.2.	the Royalty Agreement has been duly issued and are outstanding as and non-assessable;

1.1.3.	the Investor is a resident of United States for the purposes of the Income Tax.

1.1.4.	the Cash Buy-Out and/or exchange and cancellation delivery of the Royalty Agreement as provided for in this Agreement shall not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both, constitutes a breach of or default under any agreement, instrument, order, judgment or decree to which the Investor is subject;

1.1.5.	this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws of the United States generally affecting enforceability of creditors’ rights.

4.	CORPORATION’S REPRESENTATIONS AND WARRANTIES

1.1.	The Corporation represents and warrants to the Investor that:

1.1.1.	the Corporation is a corporation incorporated under the laws of the State of Oklahoma, in the United States of America and operates under these laws;

1.1.2.	all necessary corporate action and proceedings have been taken to permit the execution of this Agreement. No approval or consent of any public or private authority is required to enter into this Agreement or to consummate the transaction provided for herein;

1.1.3.	the aforementioned actions do not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both constitutes a breach of or default under the articles or by-laws of the Corporation or under any agreement, instrument, order, judgment or decree to which the Corporation is subject;

1.1.4.	the Preferred Stock shares has been validly allotted and issued and is registered in the name of the Investor;

1.1.5.	the Corporation is a taxable United States corporation within the meaning of the Federal Laws and the laws of the State of Oklahoma; and

1.1.6.	this Agreement constitutes a valid and binding obligation of the Corporation enforceable against it in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws generally affecting enforceability of creditors’ rights.

Royalty Buy-Out or Stock Exchange Agreement Page 2 of 4

5.	STATED CAPITAL ACCOUNT AND PRICE ADJUSTMENT CLAUSE

1.1.	The Investor and the Corporation agree that the Corporation shall, in accordance with the by- laws of Endless Corporation, add $250,000 to the investors stated capital account in respect of the Preferred Stock shares, being an amount equal to the Exchange Price.

1.2.	The Company hereto confirms that it is their intention that the Exchange Price shall represent the fair market value of the amount the shareholder invested with the Company plus Preferred Stock bonus shares. The Company hereto agrees that in the event either, directly or indirectly, the value is assessed or reassessed either by governmental authority or both of the Company hereto or otherwise make a final determination (collectively referred to herein as the “Final Determination”) on the basis that the fair market value (the “Adjusted Fair Market Value”) of the Common Shares as of their date of disposition is greater or less than the Exchange Price, the Exchange Price shall be adjusted by an amount equal to the difference between the Exchange Price and the Adjusted Fair Market Value (the “Price Difference”) and an amount equal to the Price Difference shall be added or subtracted, as the case may be, to or from the Exchange Price and the proper adjustment shall be made to the redemption price of the Preferred Stock shares as provided for in the articles of the Corporation.

1.3.	In the event that the Investor and the Corporation do not agree with the Adjusted Fair Market Value, the Exchange Price shall be adjusted to equal the amount determined by final judgment of a competent court (the “Judicial Fair Market Value”) and the provisions of paragraph 5.1.2 apply mutatis mutandis to such adjustment.

6.	MISCELLANEOUS

1.1.	This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, legatees, executors, legal representatives, successors and assigns.

1.2.	This Agreement contains the entire agreement between the parties with respect to the transactions contemplated herein and supersedes all prior negotiations, agreements and understandings, if any.

1.3.	The representations and warranties set forth in Articles 5 and 6 hereof shall survive the exchange and cancellation of the Royalty Agreement hereunder.

1.4.	The Company hereto covenants and agrees that it will from time to time hereafter execute and deliver such additional documents and instruments and do such acts and things as may be reasonably necessary fully and effectually to exchange and cancel the Royalty Agreement pursuant to this Agreement and to otherwise carry out the intent and purpose of this Agreement.

1.5.	This Agreement shall be governed by and construed in accordance with the laws of the State of Oklahoma and the applicable laws of the United States of America. The courts of the State of Oklahoma shall have non-exclusive jurisdiction with respect to any matter arising hereunder or related hereto.

1.6.	All notices, requests, demands and other communications in connection herewith shall be in writing with specific reference to this Agreement and shall be deemed to have been duly delivered when

a)	personally delivered to a responsible officer of such party; or

a)	except during a period of strike, lockout or other postal disruption, sent by registered mail, postage prepaid; or

Royalty Buy-Out or Stock Exchange Agreement Page 3 of 4

b)	sent by telex, telegraph, telecopier or other form of recorded communication, charges prepaid, confirmed by prepaid registered mail;

as follows:

1.6..1.	If to the Investor:

Michael Richardson
[NAME]
7721 S Braden Ave
Tulsa, OK 74136

[FULL ADDRESS]

[COUNTRY], [STATE/PROVINCE]

1.6..2.	If to the Corporation:

Endless Corporation

10026A S. Mingo RD., #232

Tulsa, Oklahoma 74133

Attn: Travis Dahm

or such other address as either party may from time to time specify by notice to be given to the other party for such purpose in writing at least 30 days in advance.

1.7.	The effective date and closing date for the exchange and cancellation of the Royalty Agreement herein provided for shall be at 12:00 a.m. on the 27th day of September 2024, (the “Closing Date”).

IN WITNESS WHEREOF, each party to this agreement has caused it to be executed on the date indicated above.

INVESTOR	Endless Corporation

/s/ Michael Richardson	/s/ Travis Dahm
Authorized Signature	Authorized Signature

Michael Richardson	Travis Dahm, Secretary
Print Name and Title	Print Name and Title

Royalty Buy-Out or Stock Exchange Agreement Page 4 of 4

Share Exchange Agreement

This Share Exchange Agreement (the “Agreement”) is effective September 27, 2024,

BETWEEN:	Michael Noshay (the “Shareholder”), an Individual with an address located at:

253 East 34th Street
Tulsa, OK 74105
_______________________
[SHAREHOLDER COMPLETE ADDRESS]

AND:	Endless Corporation (the “Company”), a company organized and existing under the laws of the State of Oklahoma, with its office located at:

10026A S. Mingo RD., #232
Tulsa, Oklahoma 74133

The Shareholder represents that he/she is the owner of 122.5 Common Stock shares in the share capital of the Company.

The Shareholder intends to exchange the Common Stock Shares for 75,000 of Preferred Stock shares in the share capital of the Company and the Company intends to give effect to such an exchange.

NOW THEREFORE, IT IS AGREED AS FOLLOWS:

1.	SHARES EXCHANGED AND EXCHANGE PRICE

1.1.	Subject to the terms and conditions in this Agreement, the Shareholder offers Common Stock Shares to the Company and to give effect to this delivers to the Company certificates to evidence this transfer.

1.2.	The exchange price for the Common Shares is $75,000 which has been determined to be the fair market value the shareholder invested with the Company.

2.	PAYMENT OF THE EXCHANGE PRICE

The Shareholder acknowledges that he has received a certificate representing 75,000 of Preferred Stock shares of the Company. The Company determines that the Preferred Stock shares have an aggregate fair market value of $75,000 and the fair equivalent of a consideration payable in cash of $75,000 for the Preferred Stock shares issued.

3.	SHAREHOLDER’S REPRESENTATIONS AND WARRANTIES

1.1.	The Shareholder warrants to the Company that:

1.1.1.	the Common Shares are owned truthfully and genuinely owned by the Shareholder;

1.1.2.	the Common Shares have been duly issued and are outstanding as fully paid and non- assessable shares;

1.1.3.	the Shareholder is a resident of United States for the purposes of the Income Tax.

Share Exchange Agreement	Page 1 of 4

1.1.4.	the exchange and delivery of the Common Shares as provided for in this Agreement shall not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both, constitutes a breach of or default under any agreement, instrument, order, judgment or decree to which the Shareholder is subject;

1.1.5.	this Agreement constitutes a valid and binding obligation of the Shareholder enforceable against the Shareholder in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws of the United States generally affecting enforceability of creditors’ rights.

4.	CORPORATION’S REPRESENTATIONS AND WARRANTIES

1.1.	The Corporation represents and warrants to the Shareholder that:

1.1.1.	the Corporation is a corporation incorporated under the laws of the State of Oklahoma, in the United States of America and operates under these laws;

1.1.2.	all necessary corporate action and proceedings have been taken to permit the execution of this Agreement. No approval or consent of any public or private authority is required to enter into this Agreement or to consummate the transaction provided for herein;

1.1.3.	the aforementioned actions do not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both constitutes a breach of or default under the articles or by-laws of the Corporation or under any agreement, instrument, order, judgment or decree to which the Corporation is subject;

1.1.4.	the Preferred Stock shares has been validly allotted and issued and is registered in the name of the Shareholder;

1.1.5.	the Corporation is a taxable United States corporation within the meaning of the Federal Laws and the laws of the State of Oklahoma; and

1.1.6.	this Agreement constitutes a valid and binding obligation of the Corporation enforceable against it in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws generally affecting enforceability of creditors’ rights.

Share Exchange Agreement	Page 2 of 4

5.	STATED CAPITAL ACCOUNT AND PRICE ADJUSTMENT CLAUSE

1.1.	The Shareholder and the Corporation agree that the Corporation shall, in accordance with the by- laws of Endless Corporation, add $75,000 to the shareholders stated capital account in respect of the Preferred Stock shares, being an amount equal to the Exchange Price.

1.2.	The Company hereto confirms that it is their intention that the Exchange Price shall represent the fair market value of the amount the shareholder invested with the Company. The Company hereto agrees that in the event either, directly or indirectly, the value is assessed or reassessed either by governmental authority or both of the Company hereto or otherwise make a final determination (collectively referred to herein as the “Final Determination”) on the basis that the fair market value (the “Adjusted Fair Market Value”) of the Common Shares as of their date of disposition is greater or less than the Exchange Price, the Exchange Price shall be adjusted by an amount equal to the difference between the Exchange Price and the Adjusted Fair Market Value (the “Price Difference”) and an amount equal to the Price Difference shall be added or subtracted, as the case may be, to or from the Exchange Price and the proper adjustment shall be made to the redemption price of the Preferred Stock shares as provided for in the articles of the Corporation.

1.3.	In the event that the Shareholder and the Corporation do not agree with the Adjusted Fair Market Value, the Exchange Price shall be adjusted to equal the amount determined by final judgment of a competent court (the “Judicial Fair Market Value”) and the provisions of paragraph 5.1.2 apply mutatis mutandis to such adjustment.

6.	MISCELLANEOUS

1.1.	This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, legatees, executors, legal representatives, successors and assigns.

1.2.	This Agreement contains the entire agreement between the parties with respect to the transactions contemplated herein and supersedes all prior negotiations, agreements and understandings, if any.

1.3.	The representations and warranties set forth in Articles 3 and 4 hereof shall survive the exchange of the Common Shares hereunder.

1.4.	The Company hereto covenants and agrees that it will from time to time hereafter execute and deliver such additional documents and instruments and do such acts and things as may be reasonably necessary fully and effectually to assign and transfer the Common Stock shares to the Corporation pursuant to this Agreement and to otherwise carry out the intent and purpose of this Agreement.

1.5.	This Agreement shall be governed by and construed in accordance with the laws of the State of Oklahoma and the applicable laws of the United States of America. The courts of the State of Oklahoma shall have non-exclusive jurisdiction with respect to any matter arising hereunder or related hereto.

1.6.	All notices, requests, demands and other communications in connection herewith shall be in writing with specific reference to this Agreement and shall be deemed to have been duly delivered when

a)	personally delivered to a responsible officer of such party; or

a)	except during a period of strike, lockout or other postal disruption, sent by registered mail, postage prepaid; or

Share Exchange Agreement	Page 3 of 4

b)	sent by telex, telegraph, telecopier or other form of recorded communication, charges prepaid, confirmed by prepaid registered mail;

as follows:

1.6..1.	If to the Shareholder:

Michael Noshay
[NAME]
253 East 34th Street
USA, Tulsa Oklahoma

[FULL ADDRESS]

[COUNTRY], [STATE/PROVINCE]

1.6..2.	If to the Corporation:

Endless Corporation

10026A S. Mingo RD., #232

Tulsa, Oklahoma 74133

Attn: Travis Dahm

or such other address as either party may from time to time specify by notice to be given to the other party for such purpose in writing at least 30 days in advance.

1.7.	The effective date and closing date for the exchange of the Common Shares herein provided for shall be 12:00 a.m. on the 27th day of September 2024, (the “Closing Date”).

IN WITNESS WHEREOF, each party to this agreement has caused it to be executed on the date indicated above.

SHAREHOLDER	Endless Corporation

/s/ Michael Noshay	/s/ Travis Dahm
Authorized Signature	Authorized Signature

Michael Noshay	Travis Dahm, Secretary
Print Name and Title	Print Name and Title

Share Exchange Agreement	Page 4 of 4

Royalty Stock Exchange Agreement

This Royalty Stock Exchange Agreement (the “Agreement”) is effective September 27, 2024,

BETWEEN:	Michael Noshay (the “Investor”), an Individual with an address located at:

253 East 34th Street
Tulsa, OK 74105
_______________________________
[INVESTOR COMPLETE ADDRESS]

AND:	Endless Corporation (the “Company”), a company organized and existing under the laws of the State of Oklahoma, with its office located at:

10026A S. Mingo RD., #232
Tulsa, Oklahoma 74133

WHEREAS, The Investor is a party to that certain Royalty Agreement dated February 28, 2024 (the “Royalty Agreement”).

WHEREAS, Having been made aware of the intention of the Company to raise capital via a public offering under Regulation A+ – Conditional Small Issues Exemption, Title 15 of the United States Code of Federal Regulations (the “Regulation A Offering”), the Investor desires, and Company agrees, to terminate the Royalty Agreement in exchange for an equity position in the Company as follows:

NOW THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1.	ROYALTY AGREEMENT EXCHANGED AND CANCELED FOR SHARES AND EXCHANGE PRICE

1.1.	Subject to the terms and conditions in this Agreement, the Investor offers its Royalty Agreement with the Company to the Company in exchange and cancellation for Preferred Stock shares of the Company.

1.2.	The exchange price for the Royalty Agreement is $25,000 which the Parties agree is the fair market value of the Royalty Agreement.

1.3.	In addition, the Company agrees to award the Investor a Preferred Stock shares bonus in the amount of 25,000 Preferred Stock shares of the Company in lieu of accepting a Cash Buy-Out.

2.	PAYMENT OF THE ROYALTY AGREEMENT EXCHANGE AND CANCELLATION AND PRICE IN SHARES

The Investor acknowledges that he/she has received a certificate representing 25,000 of Preferred Stock shares of the Company. The Company determines that the Preferred Stock shares have an aggregate fair market value of $25,000 and the fair equivalent of a consideration payable in cash of $25,000 for the exchange and cancellation of the Royalty Agreement. In addition, the Investor acknowledges that he/she has received an additional certificate representing 25,000 of Preferred Stock shares of the Company. The Company determines that the Preferred Stock shares and Preferred Stock bonus shares have an aggregate fair market value of $50,000.

Royalty Buy-Out or Stock Exchange Agreement Page 1 of 4

3.	INVESTOR’S REPRESENTATIONS AND WARRANTIES

1.1.	The Investor warrants to the Company that:

1.1.1.	the Royalty Agreement is owned truthfully and genuinely owned by the Investor;

1.1.2.	the Royalty Agreement has been duly issued and are outstanding as and non-assessable;

1.1.3.	the Investor is a resident of United States for the purposes of the Income Tax.

1.1.4.	the Cash Buy-Out and/or exchange and cancellation delivery of the Royalty Agreement as provided for in this Agreement shall not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both, constitutes a breach of or default under any agreement, instrument, order, judgment or decree to which the Investor is subject;

1.1.5.	this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws of the United States generally affecting enforceability of creditors’ rights.

4.	CORPORATION’S REPRESENTATIONS AND WARRANTIES

1.1.	The Corporation represents and warrants to the Investor that:

1.1.1.	the Corporation is a corporation incorporated under the laws of the State of Oklahoma, in the United States of America and operates under these laws;

1.1.2.	all necessary corporate action and proceedings have been taken to permit the execution of this Agreement. No approval or consent of any public or private authority is required to enter into this Agreement or to consummate the transaction provided for herein;

1.1.3.	the aforementioned actions do not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both constitutes a breach of or default under the articles or by-laws of the Corporation or under any agreement, instrument, order, judgment or decree to which the Corporation is subject;

1.1.4.	the Preferred Stock shares has been validly allotted and issued and is registered in the name of the Investor;

1.1.5.	the Corporation is a taxable United States corporation within the meaning of the Federal Laws and the laws of the State of Oklahoma; and

1.1.6.	this Agreement constitutes a valid and binding obligation of the Corporation enforceable against it in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws generally affecting enforceability of creditors’ rights.

Royalty Buy-Out or Stock Exchange Agreement Page 2 of 4

5.	STATED CAPITAL ACCOUNT AND PRICE ADJUSTMENT CLAUSE

1.1.	The Investor and the Corporation agree that the Corporation shall, in accordance with the by- laws of Endless Corporation, add $50,000 to the investors stated capital account in respect of the Preferred Stock shares, being an amount equal to the Exchange Price.

1.2.	The Company hereto confirms that it is their intention that the Exchange Price shall represent the fair market value of the amount the shareholder invested with the Company plus Preferred Stock bonus shares. The Company hereto agrees that in the event either, directly or indirectly, the value is assessed or reassessed either by governmental authority or both of the Company hereto or otherwise make a final determination (collectively referred to herein as the “Final Determination”) on the basis that the fair market value (the “Adjusted Fair Market Value”) of the Common Shares as of their date of disposition is greater or less than the Exchange Price, the Exchange Price shall be adjusted by an amount equal to the difference between the Exchange Price and the Adjusted Fair Market Value (the “Price Difference”) and an amount equal to the Price Difference shall be added or subtracted, as the case may be, to or from the Exchange Price and the proper adjustment shall be made to the redemption price of the Preferred Stock shares as provided for in the articles of the Corporation.

1.3.	In the event that the Investor and the Corporation do not agree with the Adjusted Fair Market Value, the Exchange Price shall be adjusted to equal the amount determined by final judgment of a competent court (the “Judicial Fair Market Value”) and the provisions of paragraph 5.1.2 apply mutatis mutandis to such adjustment.

6.	MISCELLANEOUS

1.1.	This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, legatees, executors, legal representatives, successors and assigns.

1.2.	This Agreement contains the entire agreement between the parties with respect to the transactions contemplated herein and supersedes all prior negotiations, agreements and understandings, if any.

1.3.	The representations and warranties set forth in Articles 5 and 6 hereof shall survive the exchange and cancellation of the Royalty Agreement hereunder.

1.4.	The Company hereto covenants and agrees that it will from time to time hereafter execute and deliver such additional documents and instruments and do such acts and things as may be reasonably necessary fully and effectually to exchange and cancel the Royalty Agreement pursuant to this Agreement and to otherwise carry out the intent and purpose of this Agreement.

1.5.	This Agreement shall be governed by and construed in accordance with the laws of the State of Oklahoma and the applicable laws of the United States of America. The courts of the State of Oklahoma shall have non-exclusive jurisdiction with respect to any matter arising hereunder or related hereto.

1.6.	All notices, requests, demands and other communications in connection herewith shall be in writing with specific reference to this Agreement and shall be deemed to have been duly delivered when

a)	personally delivered to a responsible officer of such party; or

a)	except during a period of strike, lockout or other postal disruption, sent by registered mail, postage prepaid; or

Royalty Buy-Out or Stock Exchange Agreement Page 3 of 4

b)	sent by telex, telegraph, telecopier or other form of recorded communication, charges prepaid, confirmed by prepaid registered mail;

as follows:

1.6..1.	If to the Investor:

Michael Noshay
[NAME]
253 East 34th Street
USA, Tulsa Oklahoma

[FULL ADDRESS]

[COUNTRY], [STATE/PROVINCE]

1.6..2.	If to the Corporation:

Endless Corporation

10026A S. Mingo RD., #232

Tulsa, Oklahoma 74133

Attn: Travis Dahm

or such other address as either party may from time to time specify by notice to be given to the other party for such purpose in writing at least 30 days in advance.

1.7.	The effective date and closing date for the exchange and cancellation of the Royalty Agreement herein provided for shall be at 12:00 a.m. on the 27th day of September 2024, (the “Closing Date”).

IN WITNESS WHEREOF, each party to this agreement has caused it to be executed on the date indicated above.

INVESTOR	Endless Corporation

/s/ Michael Noshay	/s/ Travis Dahm
Authorized Signature	Authorized Signature

Michael Noshay	Travis Dahm, Secretary
Print Name and Title	Print Name and Title

Royalty Buy-Out or Stock Exchange Agreement Page 4 of 4

Share Exchange Agreement

This Share Exchange Agreement (the “Agreement”) is effective September 27, 2024,

BETWEEN:	MarKe Property Services Ltd (the “Shareholder”), an Limited Company with an address located at:

Unit 2 Bybow Farm
Wilmington
Kent DA2 7ER
[SHAREHOLDER COMPLETE ADDRESS]

AND:	Endless Corporation (the “Company”), a company organized and existing under the laws of the State of Oklahoma, with its office located at:

10026A S. Mingo RD., #232
Tulsa, Oklahoma 74133

The Shareholder represents that he/she is the owner of 1,000 Common Stock shares in the share capital of the Company.

The Shareholder intends to exchange the Common Stock Shares for 750,000 of Preferred Stock shares in the share capital of the Company and the Company intends to give effect to such an exchange.

NOW THEREFORE, IT IS AGREED AS FOLLOWS:

1.	SHARES EXCHANGED AND EXCHANGE PRICE

1.1.	Subject to the terms and conditions in this Agreement, the Shareholder offers Common Stock Shares to the Company and to give effect to this delivers to the Company certificates to evidence this transfer.

1.2.	The exchange price for the Common Shares is $750,000 which has been determined to be the fair market value the shareholder invested with the Company.

2.	PAYMENT OF THE EXCHANGE PRICE

The Shareholder acknowledges that he has received a certificate representing 750,000 of Preferred Stock shares of the Company. The Company determines that the Preferred Stock shares have an aggregate fair market value of $750,000 and the fair equivalent of a consideration payable in cash of $750,000 for the Preferred Stock shares issued.

3.	SHAREHOLDER’S REPRESENTATIONS AND WARRANTIES

1.1.	The Shareholder warrants to the Company that:

1.1.1.	the Common Shares are owned truthfully and genuinely owned by the Shareholder;

1.1.2.	the Common Shares have been duly issued and are outstanding as fully paid and non- assessable shares;

Share Exchange Agreement	Page 1 of 4

1.1.3.	the Shareholder is a resident of United Kingdom for the purposes of the Income Tax.

1.1.4.	the exchange and delivery of the Common Shares as provided for in this Agreement shall not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both, constitutes a breach of or default under any agreement, instrument, order, judgment or decree to which the Shareholder is subject;

1.1.5.	this Agreement constitutes a valid and binding obligation of the Shareholder enforceable against the Shareholder in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws of the United States generally affecting enforceability of creditors’ rights.

4.	CORPORATION’S REPRESENTATIONS AND WARRANTIES

1.1.	The Corporation represents and warrants to the Shareholder that:

1.1.1.	the Corporation is a corporation incorporated under the laws of the State of Oklahoma, in the United States of America and operates under these laws;

1.1.2.	all necessary corporate action and proceedings have been taken to permit the execution of this Agreement. No approval or consent of any public or private authority is required to enter into this Agreement or to consummate the transaction provided for herein;

1.1.3.	the aforementioned actions do not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both constitutes a breach of or default under the articles or by-laws of the Corporation or under any agreement, instrument, order, judgment or decree to which the Corporation is subject;

1.1.4.	the Preferred Stock shares has been validly allotted and issued and is registered in the name of the Shareholder;

1.1.5.	the Corporation is a taxable United States corporation within the meaning of the Federal Laws and the laws of the State of Oklahoma; and

1.1.6.	this Agreement constitutes a valid and binding obligation of the Corporation enforceable against it in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws generally affecting enforceability of creditors’ rights.

Share Exchange Agreement	Page 2 of 4

5.	STATED CAPITAL ACCOUNT AND PRICE ADJUSTMENT CLAUSE

1.1.	The Shareholder and the Corporation agree that the Corporation shall, in accordance with the by- laws of Endless Corporation, add $750,000 to the shareholders stated capital account in respect of the Preferred Stock shares, being an amount equal to the Exchange Price.

1.2.	The Company hereto confirms that it is their intention that the Exchange Price shall represent the fair market value of the amount the shareholder invested with the Company. The Company hereto agrees that in the event either, directly or indirectly, the value is assessed or reassessed either by governmental authority or both of the Company hereto or otherwise make a final determination (collectively referred to herein as the “Final Determination”) on the basis that the fair market value (the “Adjusted Fair Market Value”) of the Common Shares as of their date of disposition is greater or less than the Exchange Price, the Exchange Price shall be adjusted by an amount equal to the difference between the Exchange Price and the Adjusted Fair Market Value (the “Price Difference”) and an amount equal to the Price Difference shall be added or subtracted, as the case may be, to or from the Exchange Price and the proper adjustment shall be made to the redemption price of the Preferred Stock shares as provided for in the articles of the Corporation.

1.3.	In the event that the Shareholder and the Corporation do not agree with the Adjusted Fair Market Value, the Exchange Price shall be adjusted to equal the amount determined by final judgment of a competent court (the “Judicial Fair Market Value”) and the provisions of paragraph 5.1.2 apply mutatis mutandis to such adjustment.

6.	MISCELLANEOUS

1.1.	This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, legatees, executors, legal representatives, successors and assigns.

1.2.	This Agreement contains the entire agreement between the parties with respect to the transactions contemplated herein and supersedes all prior negotiations, agreements and understandings, if any.

1.3.	The representations and warranties set forth in Articles 3 and 4 hereof shall survive the exchange of the Common Shares hereunder.

1.4.	The Company hereto covenants and agrees that it will from time to time hereafter execute and deliver such additional documents and instruments and do such acts and things as may be reasonably necessary fully and effectually to assign and transfer the Common Stock shares to the Corporation pursuant to this Agreement and to otherwise carry out the intent and purpose of this Agreement.

1.5.	This Agreement shall be governed by and construed in accordance with the laws of the State of Oklahoma and the applicable laws of the United States of America. The courts of the State of Oklahoma shall have non-exclusive jurisdiction with respect to any matter arising hereunder or related hereto.

1.6.	All notices, requests, demands and other communications in connection herewith shall be in writing with specific reference to this Agreement and shall be deemed to have been duly delivered when

a)	personally delivered to a responsible officer of such party; or

a)	except during a period of strike, lockout or other postal disruption, sent by registered mail, postage prepaid; or

Share Exchange Agreement	Page 3 of 4

b)	sent by telex, telegraph, telecopier or other form of recorded communication, charges prepaid, confirmed by prepaid registered mail;

as follows:

1.6..1.	If to the Shareholder:

Keith Marshall
[NAME]
Unit 2 Bybow Farm
Wilimington
Kent DA2 7ER
[FULL ADDRESS]
[COUNTRY], [STATE/PROVINCE]

1.6..2.	If to the Corporation:

Endless Corporation

10026A S. Mingo RD., #232

Tulsa, Oklahoma 74133

Attn: Travis Dahm

or such other address as either party may from time to time specify by notice to be given to the other party for such purpose in writing at least 30 days in advance.

1.7.	The effective date and closing date for the exchange of the Common Shares herein provided for shall be 12:00 a.m. on the 27th day of September 2024, (the “Closing Date”).

IN WITNESS WHEREOF, each party to this agreement has caused it to be executed on the date indicated above.

SHAREHOLDER	Endless Corporation

/s/ Keith Marshall	/s/ Travis Dahm
Authorized Signature	Authorized Signature

Keith Marshall	Travis Dahm, Secretary
Print Name and Title	Print Name and Title

Share Exchange Agreement	Page 4 of 4

Royalty Buy-out Agreement

This Royalty Buy-out Agreement (the “Agreement”) is effective September 27, 2024,

BETWEEN:	MarKe Property Services Ltd (the “Investor”), an Limited Company with an address located at:

Unit 2 Bybow Farm
Wilmington
Kent DA2 7Er
[INVESTOR COMPLETE ADDRESS]

AND:	Endless Corporation (the “Company”), a company organized and existing under the laws of the State of Oklahoma, with its office located at:

10026A S. Mingo RD., #232
Tulsa, Oklahoma 74133

RECITALS

WHEREAS, The Investor is a party to that certain Royalty Agreement dated April 15, 2024 (the “Royalty Agreement”).

WHEREAS, Having been made aware of the intention of the Company to raise capital via a public offering under Regulation A+ – Conditional Small Issues Exemption, Title 15 of the United States Code of Federal Regulations (the “Regulation A Offering”), the Investor desires, and Company agrees, to terminate the Royalty Agreement in exchange for cash as follows:

NOW THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1.	Buy-Out Terms:

According to the terms of the Return of Capital Formula, as provided below, Company shall return the Investor’s initial investment in Company, as described in that certain Endless Corporation Subscription and Purchase Agreement dated April 15, 2024 (the “Initial Investment”), from the proceeds of the Regulation A Offering.

i.	The Return of Capital shall be paid in cash from the proceeds of the first Regulation A Offering according to the following formula until paid in full, subject to the following restrictions:
1.	Payments of the Return of Capital shall be made based upon a fundraising hurdle of $18,750,000 (the “Hurdle”) and according to the Return of Capital Formula. If any number of Hurdles are not cleared by the Regulation A Offering, the amount of unpaid Return of Capital shall remain as a royalty and pursuant to the terms of the Royalty Agreement.
2.	Return of Capital Payment Formula. There will be four (4) Hurdles. For each Hurdle met, twenty-five percent (25%) of the initial investment will be paid to the Investor until all Return of Capital has been paid equaling the Investors Initial Investment.
ii.	Each Return of Capital Payment shall be made to Investor within thirty (30) days of achieving a Hurdle.

2.	Paid Royalties: All royalties paid according to the Royalty Agreement to date shall be retained by the Investor.

Royalty Buy-Out or Stock Exchange Agreement Page 1 of 3

3.	Investor’s Representations and Warranties:

a.	The Investor warrants to the Company that:
i.	the Royalty Agreement is owned truthfully and genuinely owned by the Investor;
ii.	the Royalty Agreement has been duly issued and are outstanding as and non- assessable;
iii.	the Investor is a resident of United Kingdom for the purposes of the Income Tax.
iv.	the Cash Buy-Out of the Royalty Agreement as provided for in this Agreement shall not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both, constitutes a breach of or default under any agreement, instrument, order, judgment or decree to which the Investor is subject; and
v.	this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws of the United States generally affecting enforceability of creditors’ rights.

4.	Corporation’s Representations and Warranties
a.	The Corporation represents and warrants to the Investor that:
i.	the Corporation is a corporation incorporated under the laws of the State of Oklahoma, in the United States of America and operates under these laws;
ii.	all necessary corporate action and proceedings have been taken to permit the execution of this Agreement. No approval or consent of any public or private authority is required to enter into this Agreement or to consummate the transaction provided for herein;
iii.	the aforementioned actions do not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both constitutes a breach of or default under the articles or by-laws of the Corporation or under any agreement, instrument, order, judgment or decree to which the Corporation is subject;
iv.	the Corporation is a taxable United States corporation within the meaning of the Federal Laws and the laws of the State of Oklahoma; and
v.	this Agreement constitutes a valid and binding obligation of the Corporation enforceable against it in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws generally affecting enforceability of creditors’ rights.

5.	Miscellaneous
a.	This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, legatees, executors, legal representatives, successors and assigns.
b.	This Agreement contains the entire agreement between the parties with respect to the transactions contemplated herein and supersedes all prior negotiations, agreements and understandings, if any.
c.	The representations and warranties set forth in Articles 3 and 4 hereof shall survive the exchange and cancellation of the Royalty Agreement hereunder.
d.	The Company hereto covenants and agrees that it will from time to time hereafter execute and deliver such additional documents and instruments and do such acts and things as may be reasonably necessary fully and effectually to exchange and cancel the Royalty Agreement pursuant to this Agreement and to otherwise carry out the intent and purpose of this Agreement.

Royalty Buy-Out or Stock Exchange Agreement Page 2 of 3

e.	This Agreement shall be governed by and construed in accordance with the laws of the State of Oklahoma and the applicable laws of the United States of America. The courts of the State of Oklahoma shall have non-exclusive jurisdiction with respect to any matter arising hereunder or related hereto.
f.	All notices, requests, demands and other communications in connection herewith shall be in writing with specific reference to this Agreement and shall be deemed to have been duly delivered when:
i.	personally delivered to a responsible officer of such party; or
ii.	except during a period of strike, lockout or other postal disruption, sent by registered mail, postage prepaid; or
iii.	sent by telex, telegraph, telecopier or other form of recorded communication, charges prepaid, confirmed by prepaid registered mail;

as follows:

If to the Investor:

Keith Marshall
[NAME]
Unit 2 Bybow Farm
Wilmington
Kent DA2 7ER
[FULL ADDRESS]
[COUNTRY], [STATE/PROVINCE]

If to the Corporation:

Endless Corporation

10026A S. Mingo RD., #232

Tulsa, Oklahoma 74133

Attn: Travis Dahm

or such other address as either party may from time to time specify by notice to be given to the other party for such purpose in writing at least 30 days in advance.

The effective date and closing date for the Cash Buy-Out and cancellation of the Royalty Agreement herein provided for shall be 12:00 a.m. on the 27th day of September 2024, (the “Closing Date”).

IN WITNESS WHEREOF, each party to this agreement has caused it to be executed on the date indicated above.

INVESTOR	Endless Corporation

/s/ Keith Marshall	/s/ Travis Dahm
Authorized Signature	Authorized Signature

Keith Marshall	Travis Dahm, Secretary
Print Name and Title	Print Name and Title

Royalty Buy-Out or Stock Exchange Agreement Page 3 of 3

Share Exchange Agreement

This Share Exchange Agreement (the “Agreement”) is effective September 27, 2024,

BETWEEN:	K&L Investments LLC (the “Shareholder”), an Limited Liability Company with an address located at:
3442 ne 171 st
Miami fl 33160

[SHAREHOLDER COMPLETE ADDRESS]

AND:	Endless Corporation (the “Company”), a company organized and existing under the laws of the State of Oklahoma, with its office located at:

10026A S. Mingo RD., #232

Tulsa, Oklahoma 74133

The Shareholder represents that he/she is the owner of 10,000 Common Stock shares in the share capital of the Company.

The Shareholder intends to exchange the Common Stock Shares plus stock award adjustment for 3,475,000 of Preferred Stock shares in the share capital of the Company and the Company intends to give effect to such an exchange.

NOW THEREFORE, IT IS AGREED AS FOLLOWS:

1.	SHARES EXCHANGED AND EXCHANGE PRICE

1.1.	Subject to the terms and conditions in this Agreement, the Shareholder offers Common Stock Shares to the Company and to give effect to this delivers to the Company certificates to evidence this transfer.

1.2.	The exchange price for the Common Shares is $3,475,000 which has been determined to be the fair market value the shareholder invested with the Company.

2.	PAYMENT OF THE EXCHANGE PRICE

The Shareholder acknowledges that he has received a certificate representing 3,475,000 of Preferred Stock shares of the Company. The Company determines that the Preferred Stock shares have an aggregate fair market value of $3,475,000 and the fair equivalent of a consideration payable in cash of $3,475,000 for the Preferred Stock shares issued.

3.	SHAREHOLDER’S REPRESENTATIONS AND WARRANTIES

1.1.	The Shareholder warrants to the Company that:
1.1.1.	the Common Shares are owned truthfully and genuinely owned by the Shareholder;

1.1.2.	the Common Shares have been duly issued and are outstanding as fully paid and non- assessable shares;

Share Exchange Agreement	Page 1 of 4

1.1.3.	the Shareholder is a resident of United States for the purposes of the Income Tax.

1.1.4.	the exchange and delivery of the Common Shares as provided for in this Agreement shall not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both, constitutes a breach of or default under any agreement, instrument, order, judgment or decree to which the Shareholder is subject;

1.1.5.	this Agreement constitutes a valid and binding obligation of the Shareholder enforceable against the Shareholder in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws of the United States generally affecting enforceability of creditors’ rights.

4.	CORPORATION’S REPRESENTATIONS AND WARRANTIES

1.1.	The Corporation represents and warrants to the Shareholder that:

1.1.1.	the Corporation is a corporation incorporated under the laws of the State of Oklahoma, in the United States of America and operates under these laws;

1.1.2.	all necessary corporate action and proceedings have been taken to permit the execution of this Agreement. No approval or consent of any public or private authority is required to enter into this Agreement or to consummate the transaction provided for herein;

1.1.3.	the aforementioned actions do not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both constitutes a breach of or default under the articles or by-laws of the Corporation or under any agreement, instrument, order, judgment or decree to which the Corporation is subject;

1.1.4.	the Preferred Stock shares has been validly allotted and issued and is registered in the name of the Shareholder;

1.1.5.	the Corporation is a taxable United States corporation within the meaning of the Federal Laws and the laws of the State of Oklahoma; and

1.1.6.	this Agreement constitutes a valid and binding obligation of the Corporation enforceable against it in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws generally affecting enforceability of creditors’ rights.

Share Exchange Agreement	Page 2 of 4

5.	STATED CAPITAL ACCOUNT AND PRICE ADJUSTMENT CLAUSE

1.1.	The Shareholder and the Corporation agree that the Corporation shall, in accordance with the by- laws of Endless Corporation, add $3,475,000 to the shareholders stated capital account in respect of the Preferred Stock shares, being an amount equal to the Exchange Price.

1.2.	The Company hereto confirms that it is their intention that the Exchange Price shall represent the fair market value of the amount the shareholder invested with the Company. The Company hereto agrees that in the event either, directly or indirectly, the value is assessed or reassessed either by governmental authority or both of the Company hereto or otherwise make a final determination (collectively referred to herein as the “Final Determination”) on the basis that the fair market value (the “Adjusted Fair Market Value”) of the Common Shares as of their date of disposition is greater or less than the Exchange Price, the Exchange Price shall be adjusted by an amount equal to the difference between the Exchange Price and the Adjusted Fair Market Value (the “Price Difference”) and an amount equal to the Price Difference shall be added or subtracted, as the case may be, to or from the Exchange Price and the proper adjustment shall be made to the redemption price of the Preferred Stock shares as provided for in the articles of the Corporation.

1.3.	In the event that the Shareholder and the Corporation do not agree with the Adjusted Fair Market Value, the Exchange Price shall be adjusted to equal the amount determined by final judgment of a competent court (the “Judicial Fair Market Value”) and the provisions of paragraph 5.2 apply mutatis mutandis to such adjustment.

6.	MISCELLANEOUS

1.1.	This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, legatees, executors, legal representatives, successors and assigns.

1.2.	This Agreement contains the entire agreement between the parties with respect to the transactions contemplated herein and supersedes all prior negotiations, agreements and understandings, if any.
1.3.	The representations and warranties set forth in Articles 3 and 4 hereof shall survive the exchange of the Common Shares hereunder.

1.4.	The Company hereto covenants and agrees that it will from time to time hereafter execute and deliver such additional documents and instruments and do such acts and things as may be reasonably necessary fully and effectually to assign and transfer the Common Stock shares to the Corporation pursuant to this Agreement and to otherwise carry out the intent and purpose of this Agreement.

1.5.	This Agreement shall be governed by and construed in accordance with the laws of the State of Oklahoma and the applicable laws of the United States of America. The courts of the State of Oklahoma shall have non-exclusive jurisdiction with respect to any matter arising hereunder or related hereto.

1.6.	All notices, requests, demands and other communications in connection herewith shall be in writing with specific reference to this Agreement and shall be deemed to have been duly delivered when

a)	personally delivered to a responsible officer of such party; or

a)	except during a period of strike, lockout or other postal disruption, sent by registered mail, postage prepaid; or
Share Exchange Agreement	Page 3 of 4

b)	sent by telex, telegraph, telecopier or other form of recorded communication, charges prepaid, confirmed by prepaid registered mail;

as follows:

1.6..1.	If to the Shareholder:

Ophir SAHAR
[NAME]
3442 ne 171 st
Miami fl 33160

[FULL ADDRESS]
[COUNTRY], [STATE/PROVINCE]

1.6..2.	If to the Corporation:

Endless Corporation

10026A S. Mingo RD., #232

Tulsa, Oklahoma 74133

Attn: Travis Dahm

or such other address as either party may from time to time specify by notice to be given to the other party for such purpose in writing at least 30 days in advance.

1.7.	The effective date and closing date for the exchange of the Common Shares herein provided for shall be 12:00 a.m. on the 27th day of September 2024, (the “Closing Date”).

IN WITNESS WHEREOF, each party to this agreement has caused it to be executed on the date indicated above.

SHAREHOLDER	Endless Corporation

/s/ Ophir SAHAR	/s/ Travis Dahm
Authorized Signature	Authorized Signature

Ophir SAHAR investor	Travis Dahm, Secretary
Print Name and Title	Print Name and Title

Share Exchange Agreement	Page 4 of 4

Royalty Buy-out Agreement

This Royalty Buy-out Agreement (the “Agreement”) is effective September 27, 2024,

BETWEEN:	K&L Investments LLC (the “Investor”), an Limited Liability Company with an address located at:

3442 ne 171 st
Miami fl 33160

[INVESTOR COMPLETE ADDRESS]

AND:	Endless Corporation (the “Company”), a company organized and existing under the laws of the State of Oklahoma, with its office located at:

10026A S. Mingo Rd., #232

Tulsa, Oklahoma 74133

RECITALS

WHEREAS, The Investor is a party to that certain Royalty Agreement dated April 9, 2024 (the “Royalty Agreement”).

WHEREAS, Having been made aware of the intention of the Company to raise capital via a public offering under Regulation A+ – Conditional Small Issues Exemption, Title 15 of the United States Code of Federal Regulations (the “Regulation A Offering”), the Investor desires, and Company agrees, to terminate the Royalty Agreement in exchange for cash as follows:

NOW THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1.	Buy-Out Terms:

According to the terms of the Return of Capital Formula, as provided below, Company shall return the Investor’s initial investment in Company, as described in that certain Endless Corporation Subscription and Purchase Agreement dated April 9, 2024 (the “Initial Investment”), from the proceeds of the Regulation A Offering.

i.	The Return of Capital shall be paid in cash from the proceeds of the first Regulation A Offering according to the following formula until paid in full, subject to the following restrictions:
1.	Payments of the Return of Capital shall be made based upon a fundraising hurdle of $18,750,000 (the “Hurdle”) and according to the Return of Capital Formula. If any number of Hurdles are not cleared by the Regulation A Offering, the amount of unpaid Return of Capital shall remain as a royalty and pursuant to the terms of the Royalty Agreement.
2.	Return of Capital Payment Formula. There will be four (4) Hurdles. For each Hurdle met, twenty-five percent (25%) of the initial investment will be paid to the Investor until all Return of Capital has been paid equaling the Investors Initial Investment.
ii.	Each Return of Capital Payment shall be made to Investor within thirty (30) days of achieving a Hurdle.

2.	Paid Royalties: All royalties paid according to the Royalty Agreement to date shall be retained by the Investor.

Royalty Buy-Out or Stock Exchange AgreementPage 1 of 3

3.	Investor’s Representations and Warranties:
a.	The Investor warrants to the Company that:
i.	the Royalty Agreement is owned truthfully and genuinely owned by the Investor;
ii.	the Royalty Agreement has been duly issued and are outstanding as and non- assessable;
iii.	the Investor is a resident of United States for the purposes of the Income Tax.
iv.	the Cash Buy-Out of the Royalty Agreement as provided for in this Agreement shall not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both, constitutes a breach of or default under any agreement, instrument, order, judgment or decree to which the Investor is subject; and
v.	this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws of the United States generally affecting enforceability of creditors’ rights.

4.	Corporation’s Representations and Warranties
a.	The Corporation represents and warrants to the Investor that:
i.	the Corporation is a corporation incorporated under the laws of the State of Oklahoma, in the United States of America and operates under these laws;
ii.	all necessary corporate action and proceedings have been taken to permit the execution of this Agreement. No approval or consent of any public or private authority is required to enter into this Agreement or to consummate the transaction provided for herein;
iii.	the aforementioned actions do not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both constitutes a breach of or default under the articles or by-laws of the Corporation or under any agreement, instrument, order, judgment or decree to which the Corporation is subject;
iv.	the Corporation is a taxable United States corporation within the meaning of the Federal Laws and the laws of the State of Oklahoma; and
v.	this Agreement constitutes a valid and binding obligation of the Corporation enforceable against it in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws generally affecting enforceability of creditors’ rights.

5.	Miscellaneous
a.	This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, legatees, executors, legal representatives, successors and assigns.
b.	This Agreement contains the entire agreement between the parties with respect to the transactions contemplated herein and supersedes all prior negotiations, agreements and understandings, if any.
c.	The representations and warranties set forth in Articles 3 and 4 hereof shall survive the exchange and cancellation of the Royalty Agreement hereunder.
d.	The Company hereto covenants and agrees that it will from time to time hereafter execute and deliver such additional documents and instruments and do such acts and things as may be reasonably necessary fully and effectually to exchange and cancel the Royalty Agreement pursuant to this Agreement and to otherwise carry out the intent and purpose of this Agreement.

Royalty Buy-Out or Stock Exchange AgreementPage 2 of 3

e.	This Agreement shall be governed by and construed in accordance with the laws of the State of Oklahoma and the applicable laws of the United States of America. The courts of the State of Oklahoma shall have non-exclusive jurisdiction with respect to any matter arising hereunder or related hereto.
f.	All notices, requests, demands and other communications in connection herewith shall be in writing with specific reference to this Agreement and shall be deemed to have been duly delivered when:
i.	personally delivered to a responsible officer of such party; or
ii.	except during a period of strike, lockout or other postal disruption, sent by registered mail, postage prepaid; or
iii.	sent by telex, telegraph, telecopier or other form of recorded communication, charges prepaid, confirmed by prepaid registered mail;

as follows:

If to the Investor:

Ophir SAHAR
[NAME]
3442 ne 171 st
Miami fl 33160

[FULL ADDRESS]
[COUNTRY], [STATE/PROVINCE]

If to the Corporation:

Endless Corporation

10026A S. Mingo RD., #232

Tulsa, Oklahoma 74133 Attn: Travis Dahm

or such other address as either party may from time to time specify by notice to be given to the other party for such purpose in writing at least 30 days in advance.

The effective date and closing date for the Cash Buy-Out and cancellation of the Royalty Agreement herein provided for shall be 12:00 a.m. on the 27th day of September 2024, (the “Closing Date”).

IN WITNESS WHEREOF, each party to this agreement has caused it to be executed on the date indicated above.

INVESTOR	Endless Corporation

/s/ Ophir SAHAR	/s/ Travis Dahm
Authorized Signature	Authorized Signature

Ophir SAHAR investor	Travis Dahm, Secretary
Print Name and Title	Print Name and Title

Royalty Buy-Out or Stock Exchange AgreementPage 3 of 3

Share Exchange Agreement

This Share Exchange Agreement (the “Agreement”) is effective September 27, 2024,

BETWEEN:	Fontana Valley Capital LLC (the “Shareholder”), an Limited Liability Company with an address located at:
19000 Marquesa Dr
Ft Myers Fl 33913

[SHAREHOLDER COMPLETE ADDRESS]

AND:	Endless Corporation (the “Company”), a company organized and existing under the laws of the State of Oklahoma, with its office located at:

10026A S. Mingo RD., #232

Tulsa, Oklahoma 74133

The Shareholder represents that he/she is the owner of 1,250 Common Stock shares in the share capital of the Company.

The Shareholder intends to exchange the Common Stock Shares for 750,000 of Preferred Stock shares in the share capital of the Company and the Company intends to give effect to such an exchange.

NOW THEREFORE, IT IS AGREED AS FOLLOWS:

1.	SHARES EXCHANGED AND EXCHANGE PRICE

1.1.	Subject to the terms and conditions in this Agreement, the Shareholder offers Common Stock Shares to the Company and to give effect to this delivers to the Company certificates to evidence this transfer.

1.2.	The exchange price for the Common Shares is $750,000 which has been determined to be the fair market value the shareholder invested with the Company.

2.	PAYMENT OF THE EXCHANGE PRICE

The Shareholder acknowledges that he has received a certificate representing 750,000 of Preferred Stock shares of the Company. The Company determines that the Preferred Stock shares have an aggregate fair market value of $750,000 and the fair equivalent of a consideration payable in cash of $750,000 for the Preferred Stock shares issued.

3.	SHAREHOLDER’S REPRESENTATIONS AND WARRANTIES

1.1.	The Shareholder warrants to the Company that:
1.1.1.	the Common Shares are owned truthfully and genuinely owned by the Shareholder;

1.1.2.	the Common Shares have been duly issued and are outstanding as fully paid and non- assessable shares;

Share Exchange Agreement	Page 1 of 4

1.1.3.	the Shareholder is a resident of United States for the purposes of the Income Tax.

1.1.4.	the exchange and delivery of the Common Shares as provided for in this Agreement shall not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both, constitutes a breach of or default under any agreement, instrument, order, judgment or decree to which the Shareholder is subject;

1.1.5.	this Agreement constitutes a valid and binding obligation of the Shareholder enforceable against the Shareholder in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws of the United States generally affecting enforceability of creditors’ rights.

4.	CORPORATION’S REPRESENTATIONS AND WARRANTIES

1.1.	The Corporation represents and warrants to the Shareholder that:

1.1.1.	the Corporation is a corporation incorporated under the laws of the State of Oklahoma, in the United States of America and operates under these laws;

1.1.2.	all necessary corporate action and proceedings have been taken to permit the execution of this Agreement. No approval or consent of any public or private authority is required to enter into this Agreement or to consummate the transaction provided for herein;

1.1.3.	the aforementioned actions do not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both constitutes a breach of or default under the articles or by-laws of the Corporation or under any agreement, instrument, order, judgment or decree to which the Corporation is subject;

1.1.4.	the Preferred Stock shares has been validly allotted and issued and is registered in the name of the Shareholder;

1.1.5.	the Corporation is a taxable United States corporation within the meaning of the Federal Laws and the laws of the State of Oklahoma; and

1.1.6.	this Agreement constitutes a valid and binding obligation of the Corporation enforceable against it in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws generally affecting enforceability of creditors’ rights.

Share Exchange Agreement	Page 2 of 4

5.	STATED CAPITAL ACCOUNT AND PRICE ADJUSTMENT CLAUSE

1.1.	The Shareholder and the Corporation agree that the Corporation shall, in accordance with the by- laws of Endless Corporation, add $750,000 to the shareholders stated capital account in respect of the Preferred Stock shares, being an amount equal to the Exchange Price.

1.2.	The Company hereto confirms that it is their intention that the Exchange Price shall represent the fair market value of the amount the shareholder invested with the Company. The Company hereto agrees that in the event either, directly or indirectly, the value is assessed or reassessed either by governmental authority or both of the Company hereto or otherwise make a final determination (collectively referred to herein as the “Final Determination”) on the basis that the fair market value (the “Adjusted Fair Market Value”) of the Common Shares as of their date of disposition is greater or less than the Exchange Price, the Exchange Price shall be adjusted by an amount equal to the difference between the Exchange Price and the Adjusted Fair Market Value (the “Price Difference”) and an amount equal to the Price Difference shall be added or subtracted, as the case may be, to or from the Exchange Price and the proper adjustment shall be made to the redemption price of the Preferred Stock shares as provided for in the articles of the Corporation.

1.3.	In the event that the Shareholder and the Corporation do not agree with the Adjusted Fair Market Value, the Exchange Price shall be adjusted to equal the amount determined by final judgment of a competent court (the “Judicial Fair Market Value”) and the provisions of paragraph 5.1.2 apply mutatis mutandis to such adjustment.

6.	MISCELLANEOUS

1.1.	This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, legatees, executors, legal representatives, successors and assigns.

1.2.	This Agreement contains the entire agreement between the parties with respect to the transactions contemplated herein and supersedes all prior negotiations, agreements and understandings, if any.
1.3.	The representations and warranties set forth in Articles 3 and 4 hereof shall survive the exchange of the Common Shares hereunder.

1.4.	The Company hereto covenants and agrees that it will from time to time hereafter execute and deliver such additional documents and instruments and do such acts and things as may be reasonably necessary fully and effectually to assign and transfer the Common Stock shares to the Corporation pursuant to this Agreement and to otherwise carry out the intent and purpose of this Agreement.

1.5.	This Agreement shall be governed by and construed in accordance with the laws of the State of Oklahoma and the applicable laws of the United States of America. The courts of the State of Oklahoma shall have non-exclusive jurisdiction with respect to any matter arising hereunder or related hereto.

1.6.	All notices, requests, demands and other communications in connection herewith shall be in writing with specific reference to this Agreement and shall be deemed to have been duly delivered when

a)	personally delivered to a responsible officer of such party; or

a)	except during a period of strike, lockout or other postal disruption, sent by registered mail, postage prepaid; or
Share Exchange Agreement	Page 3 of 4

b)	sent by telex, telegraph, telecopier or other form of recorded communication, charges prepaid, confirmed by prepaid registered mail;

as follows:

1.6..1.	If to the Shareholder:

Dan Huntzicker
[NAME]
19000 Marquesa Dr
Ft Myers Fl 33913

[FULL ADDRESS]
[COUNTRY], [STATE/PROVINCE]

1.6..2.	If to the Corporation:

Endless Corporation

10026A S. Mingo RD., #232

Tulsa, Oklahoma 74133

Attn: Travis Dahm

or such other address as either party may from time to time specify by notice to be given to the other party for such purpose in writing at least 30 days in advance.

1.7.	The effective date and closing date for the exchange of the Common Shares herein provided for shall be at l hours on the 27th day of September, (the “Closing Date”).

IN WITNESS WHEREOF, each party to this agreement has caused it to be executed on the date indicated above.

SHAREHOLDER	Endless Corporation

/s/ Dan Huntzicker	/s/ Travis Dahm
Authorized Signature	Authorized Signature

Dan Huntzicker President	Travis Dahm, Secretary
Print Name and Title	Print Name and Title

Share Exchange Agreement	Page 4 of 4

Royalty Buy-out Agreement

This Royalty Buy-out Agreement (the “Agreement”) is effective September 27, 2024,

BETWEEN:	Fontana Valley Capital LLC (the “Investor”), an Limited Liability Company with an address located at:

19000 Marquesa Dr
Ft Myers Fl 33913

[INVESTOR COMPLETE ADDRESS]

AND:	Endless Corporation (the “Company”), a company organized and existing under the laws of the State of Oklahoma, with its office located at:

10026A S. Mingo Rd., #232

Tulsa, Oklahoma 74133

RECITALS

WHEREAS, The Investor is a party to that certain Royalty Agreement dated September 28, 2023 (the “Royalty Agreement”).

WHEREAS, Having been made aware of the intention of the Company to raise capital via a public offering under Regulation A+ – Conditional Small Issues Exemption, Title 15 of the United States Code of Federal Regulations (the “Regulation A Offering”), the Investor desires, and Company agrees, to terminate the Royalty Agreement in exchange for cash as follows:

NOW THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1.	Buy-Out Terms:

According to the terms of the Return of Capital Formula, as provided below, Company shall return fifty-percent (50%) of the Investor’s initial investment in Company, as described in that certain Endless Corporation Subscription and Purchase Agreement dated September 28, 2023 (the “Initial Investment”), from the proceeds of the Regulation A Offering.

i.	The Return of Capital shall be paid in cash from the proceeds of the first Regulation A Offering according to the following formula until paid in full, subject to the following restrictions:
1.	Payments of the Return of Capital shall be made based upon a fundraising hurdle of $18,750,000 (the “Hurdle”) and according to the Return of Capital Formula. If any number of Hurdles are not cleared by the Regulation A Offering, the amount of unpaid Return of Capital shall remain as a royalty and pursuant to the terms of the Royalty Agreement.
2.	Return of Capital Payment Formula. There will be four (4) Hurdles. For each Hurdle met, twenty-five percent (25%) of the initial investment will be paid to the Investor until all Return of Capital has been paid equaling the Investors Initial Investment.
ii.	Each Return of Capital Payment shall be made to Investor within thirty (30) days of achieving a Hurdle.

2.	Paid Royalties: All royalties paid according to the Royalty Agreement to date shall be retained by the Investor.

Royalty Buy-Out or Stock Exchange Agreement Page 1 of 3

3.	Investor’s Representations and Warranties:
a.	The Investor warrants to the Company that:
i.	the Royalty Agreement is owned truthfully and genuinely owned by the Investor;
ii.	the Royalty Agreement has been duly issued and are outstanding as and non- assessable;
iii.	the Investor is a resident of United States for the purposes of the Income Tax.
iv.	the Cash Buy-Out of the Royalty Agreement as provided for in this Agreement shall not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both, constitutes a breach of or default under any agreement, instrument, order, judgment or decree to which the Investor is subject; and
v.	this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws of the United States generally affecting enforceability of creditors’ rights.

4.	Corporation’s Representations and Warranties
a.	The Corporation represents and warrants to the Investor that:
i.	the Corporation is a corporation incorporated under the laws of the State of Oklahoma, in the United States of America and operates under these laws;
ii.	all necessary corporate action and proceedings have been taken to permit the execution of this Agreement. No approval or consent of any public or private authority is required to enter into this Agreement or to consummate the transaction provided for herein;
iii.	the aforementioned actions do not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both constitutes a breach of or default under the articles or by-laws of the Corporation or under any agreement, instrument, order, judgment or decree to which the Corporation is subject;
iv.	the Corporation is a taxable United States corporation within the meaning of the Federal Laws and the laws of the State of Oklahoma; and
v.	this Agreement constitutes a valid and binding obligation of the Corporation enforceable against it in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws generally affecting enforceability of creditors’ rights.

5.	Miscellaneous
a.	This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, legatees, executors, legal representatives, successors and assigns.
b.	This Agreement contains the entire agreement between the parties with respect to the transactions contemplated herein and supersedes all prior negotiations, agreements and understandings, if any.
c.	The representations and warranties set forth in Articles 3 and 4 hereof shall survive the exchange and cancellation of the Royalty Agreement hereunder.
d.	The Company hereto covenants and agrees that it will from time to time hereafter execute and deliver such additional documents and instruments and do such acts and things as may be reasonably necessary fully and effectually to exchange and cancel the Royalty Agreement pursuant to this Agreement and to otherwise carry out the intent and purpose of this Agreement.
Royalty Buy-Out or Stock Exchange Agreement Page 2 of 3

e.	This Agreement shall be governed by and construed in accordance with the laws of the State of Oklahoma and the applicable laws of the United States of America. The courts of the State of Oklahoma shall have non-exclusive jurisdiction with respect to any matter arising hereunder or related hereto.
f.	All notices, requests, demands and other communications in connection herewith shall be in writing with specific reference to this Agreement and shall be deemed to have been duly delivered when:
i.	personally delivered to a responsible officer of such party; or
ii.	except during a period of strike, lockout or other postal disruption, sent by registered mail, postage prepaid; or
iii.	sent by telex, telegraph, telecopier or other form of recorded communication, charges prepaid, confirmed by prepaid registered mail;

as follows:

If to the Investor:

Dan Huntzicker
[NAME]
19000 Marquesa Dr
Ft Myers Fl 33913

[FULL ADDRESS]
[COUNTRY], [STATE/PROVINCE]

If to the Corporation:

Endless Corporation

10026A S. Mingo RD., #232

Tulsa, Oklahoma 74133 Attn: Travis Dahm

or such other address as either party may from time to time specify by notice to be given to the other party for such purpose in writing at least 30 days in advance.

The effective date and closing date for the Cash Buy-Out and cancellation of the Royalty Agreement herein provided for shall be at l hours on the September 27, 2024 day of, (the “Closing Date”).

IN WITNESS WHEREOF, each party to this agreement has caused it to be executed on the date indicated above.

INVESTOR	Endless Corporation

/s/ Dan Huntzicker	/s/ Travis Dahm
Authorized Signature	Authorized Signature

Dan Huntzicker President	Travis Dahm, Secretary
Print Name and Title	Print Name and Title

Royalty Buy-Out or Stock Exchange Agreement Page 3 of 3

Royalty Stock Exchange Agreement

This Royalty Stock Exchange Agreement (the “Agreement”) is effective September 27, 2024,

BETWEEN:	Fontana Valley Capital LLC (the "Investor"), an Limited Liability Company with an address located at:

19000 Marquesa Dr
Ft Myers Fl 33913

[INVESTOR COMPLETE ADDRESS]

AND:	Endless Corporation (the "Company"), a company organized and existing under the laws of the State of Oklahoma, with its office located at:

10026A S. Mingo RD., #232

Tulsa, Oklahoma 74133

WHEREAS, The Investor is a party to that certain Royalty Agreement dated September 28, 2023 (the “Royalty Agreement”).

WHEREAS, Having been made aware of the intention of the Company to raise capital via a public offering under Regulation A+ – Conditional Small Issues Exemption, Title 15 of the United States Code of Federal Regulations (the “Regulation A Offering”), the Investor desires, and Company agrees, to terminate the Royalty Agreement in exchange for an equity position in the Company as follows:

NOW THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1.	ROYALTY AGREEMENT EXCHANGED AND CANCELED FOR SHARES AND EXCHANGE PRICE

1.1.	Subject to the terms and conditions in this Agreement, the Investor offers fifty-percent (50%) of its Royalty Agreement with the Company to the Company in exchange and cancellation for Preferred Stock shares of the Company.

1.2.	The exchange price for the Royalty Agreement is $125,000 which the Parties agree is the fair market value of the Royalty Agreement.

1.3.	In addition, the Company agrees to award the Investor a Preferred Stock shares bonus in the amount of 125,000 Preferred Stock shares of the Company in lieu of accepting a Cash Buy-Out.

2.	PAYMENT OF THE ROYALTY AGREEMENT EXCHANGE AND CANCELLATION AND PRICE IN SHARES

The Investor acknowledges that he/she has received a certificate representing 125,000 of Preferred Stock shares of the Company. The Company determines that the Preferred Stock shares have an aggregate fair market value of $125,000 and the fair equivalent of a consideration payable in cash of $125,000 for the exchange and cancellation of the Royalty Agreement. In addition, the Investor acknowledges that he/she has received an additional certificate representing 125,000 of Preferred Stock shares of the Company.

The Company determines that the Preferred Stock shares and Preferred Stock bonus shares have an aggregate fair market value of $250,000.

Royalty Buy-Out or Stock Exchange Agreement Page 1 of 4

3.	INVESTOR’S REPRESENTATIONS AND WARRANTIES

1.1.	The Investor warrants to the Company that:

1.1.1.	the Royalty Agreement is owned truthfully and genuinely owned by the Investor;

1.1.2.	the Royalty Agreement has been duly issued and are outstanding as and non-assessable;

1.1.3.	the Investor is a resident of United States for the purposes of the Income Tax.
1.1.4.	the Cash Buy-Out and/or exchange and cancellation delivery of the Royalty Agreement as provided for in this Agreement shall not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both, constitutes a breach of or default under any agreement, instrument, order, judgment or decree to which the Investor is subject;

1.1.5.	this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws of the United States generally affecting enforceability of creditors’ rights.

4.	CORPORATION’S REPRESENTATIONS AND WARRANTIES

1.1.	The Corporation represents and warrants to the Investor that:

1.1.1.	the Corporation is a corporation incorporated under the laws of the State of Oklahoma, in the United States of America and operates under these laws;

1.1.2.	all necessary corporate action and proceedings have been taken to permit the execution of this Agreement. No approval or consent of any public or private authority is required to enter into this Agreement or to consummate the transaction provided for herein;
1.1.3.	the aforementioned actions do not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both constitutes a breach of or default under the articles or by-laws of the Corporation or under any agreement, instrument, order, judgment or decree to which the Corporation is subject;

1.1.4.	the Preferred Stock shares has been validly allotted and issued and is registered in the name of the Investor;

1.1.5.	the Corporation is a taxable United States corporation within the meaning of the Federal Laws and the laws of the State of Oklahoma; and

1.1.6.	this Agreement constitutes a valid and binding obligation of the Corporation enforceable against it in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws generally affecting enforceability of creditors’ rights.

Royalty Buy-Out or Stock Exchange Agreement Page 2 of 4

5.	STATED CAPITAL ACCOUNT AND PRICE ADJUSTMENT CLAUSE

1.1.	The Investor and the Corporation agree that the Corporation shall, in accordance with the by- laws of Endless Corporation, add $250,000 to the investors stated capital account in respect of the Preferred Stock shares, being an amount equal to the Exchange Price.

1.2.	The Company hereto confirms that it is their intention that the Exchange Price shall represent the fair market value of the amount the shareholder invested with the Company plus Preferred Stock bonus shares. The Company hereto agrees that in the event either, directly or indirectly, the value is assessed or reassessed either by governmental authority or both of the Company hereto or otherwise make a final determination (collectively referred to herein as the “Final Determination”) on the basis that the fair market value (the “Adjusted Fair Market Value”) of the Common Shares as of their date of disposition is greater or less than the Exchange Price, the Exchange Price shall be adjusted by an amount equal to the difference between the Exchange Price and the Adjusted Fair Market Value (the “Price Difference”) and an amount equal to the Price Difference shall be added or subtracted, as the case may be, to or from the Exchange Price and the proper adjustment shall be made to the redemption price of the Preferred Stock shares as provided for in the articles of the Corporation.

1.3.	In the event that the Investor and the Corporation do not agree with the Adjusted Fair Market Value, the Exchange Price shall be adjusted to equal the amount determined by final judgment of a competent court (the “Judicial Fair Market Value”) and the provisions of paragraph 5.1.2 apply mutatis mutandis to such adjustment.
6.	MISCELLANEOUS

1.1.	This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, legatees, executors, legal representatives, successors and assigns.

1.2.	This Agreement contains the entire agreement between the parties with respect to the transactions contemplated herein and supersedes all prior negotiations, agreements and understandings, if any.

1.3.	The representations and warranties set forth in Articles 5 and 6 hereof shall survive the exchange and cancellation of the Royalty Agreement hereunder.

1.4.	The Company hereto covenants and agrees that it will from time to time hereafter execute and deliver such additional documents and instruments and do such acts and things as may be reasonably necessary fully and effectually to exchange and cancel the Royalty Agreement pursuant to this Agreement and to otherwise carry out the intent and purpose of this Agreement.

1.5.	This Agreement shall be governed by and construed in accordance with the laws of the State of Oklahoma and the applicable laws of the United States of America. The courts of the State of Oklahoma shall have non-exclusive jurisdiction with respect to any matter arising hereunder or related hereto.

1.6.	All notices, requests, demands and other communications in connection herewith shall be in writing with specific reference to this Agreement and shall be deemed to have been duly delivered when

a)	personally delivered to a responsible officer of such party; or

a)	except during a period of strike, lockout or other postal disruption, sent by registered mail, postage prepaid; or

Royalty Buy-Out or Stock Exchange Agreement Page 3 of 4

b)	sent by telex, telegraph, telecopier or other form of recorded communication, charges prepaid, confirmed by prepaid registered mail;

as follows:

1.6..1. If to the Investor:

Dan Huntzicker
[NAME]
19000 Marquesa Dr
FtMyers Fl 33913

[FULL ADDRESS]
[COUNTRY], [STATE/PROVINCE]

1.6..2. If to the Corporation:

Endless Corporation

10026A S. Mingo RD., #232

Tulsa, Oklahoma 74133

Attn: Travis Dahm

or such other address as either party may from time to time specify by notice to be given to the other party for such purpose in writing at least 30 days in advance.

1.7.	The effective date and closing date for the exchange and cancellation of the Royalty Agreement herein provided for shall be at 12:00 a.m. on the 27th day of September 2024, (the “Closing Date”).

IN WITNESS WHEREOF, each party to this agreement has caused it to be executed on the date indicated above.

INVESTOR	Endless Corporation

/s/ Dan Huntzicker	/s/ Travis Dahm
Authorized Signature	Authorized Signature

Dan Huntzicker President	Travis Dahm, Secretary
Print Name and Title	Print Name and Title

Royalty Buy-Out or Stock Exchange Agreement Page 4 of 4

Share Exchange Agreement

This Share Exchange Agreement (the “Agreement”) is effective September 27, 2024,

BETWEEN:	Digital Trust FBO Tharusyan Pillay IRA (the “Shareholder”), an Individual Retirement Account with an address located at:
7336 W Post Rd. Ste 111
Las Vegas, NV 89113
________________________
[SHAREHOLDER COMPLETE ADDRESS]

AND:	Endless Corporation (the “Company”), a company organized and existing under the laws of the State of Oklahoma, with its office located at:

10026A S. Mingo RD., #232
Tulsa, Oklahoma 74133

The Shareholder represents that he/she is the owner of 5,000 Common Stock shares in the share capital of the Company.

The Shareholder intends to exchange the Common Stock Shares for 600,000 of Preferred Stock shares in the share capital of the Company and the Company intends to give effect to such an exchange.

NOW THEREFORE, IT IS AGREED AS FOLLOWS:

1.	SHARES EXCHANGED AND EXCHANGE PRICE

1.1.	Subject to the terms and conditions in this Agreement, the Shareholder offers Common Stock Shares to the Company and to give effect to this delivers to the Company certificates to evidence this transfer.

1.2.	The exchange price for the Common Shares is $600,000 which has been determined to be the fair market value the shareholder invested with the Company.

2.	PAYMENT OF THE EXCHANGE PRICE

The Shareholder acknowledges that he has received a certificate representing 600,000 of Preferred Stock shares of the Company. The Company determines that the Preferred Stock shares have an aggregate fair market value of $600,000 and the fair equivalent of a consideration payable in cash of $600,000 for the Preferred Stock shares issued.

3.	SHAREHOLDER’S REPRESENTATIONS AND WARRANTIES

1.1.	The Shareholder warrants to the Company that:

1.1.1.	the Common Shares are owned truthfully and genuinely owned by the Shareholder;

1.1.2.	the Common Shares have been duly issued and are outstanding as fully paid and non- assessable shares;

Share Exchange Agreement	Page 1 of 4

1.1.3.	the Shareholder is a resident of United States for the purposes of the Income Tax.

1.1.4.	the exchange and delivery of the Common Shares as provided for in this Agreement shall not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both, constitutes a breach of or default under any agreement, instrument, order, judgment or decree to which the Shareholder is subject;

1.1.5.	this Agreement constitutes a valid and binding obligation of the Shareholder enforceable against the Shareholder in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws of the United States generally affecting enforceability of creditors’ rights.

4.	CORPORATION’S REPRESENTATIONS AND WARRANTIES

1.1.	The Corporation represents and warrants to the Shareholder that:

1.1.1.	the Corporation is a corporation incorporated under the laws of the State of Oklahoma, in the United States of America and operates under these laws;

1.1.2.	all necessary corporate action and proceedings have been taken to permit the execution of this Agreement. No approval or consent of any public or private authority is required to enter into this Agreement or to consummate the transaction provided for herein;

1.1.3.	the aforementioned actions do not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both constitutes a breach of or default under the articles or by-laws of the Corporation or under any agreement, instrument, order, judgment or decree to which the Corporation is subject;

1.1.4.	the Preferred Stock shares has been validly allotted and issued and is registered in the name of the Shareholder;

1.1.5.	the Corporation is a taxable United States corporation within the meaning of the Federal Laws and the laws of the State of Oklahoma; and

1.1.6.	this Agreement constitutes a valid and binding obligation of the Corporation enforceable against it in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws generally affecting enforceability of creditors’ rights.

Share Exchange Agreement	Page 2 of 4

5.	STATED CAPITAL ACCOUNT AND PRICE ADJUSTMENT CLAUSE

1.1.	The Shareholder and the Corporation agree that the Corporation shall, in accordance with the by- laws of Endless Corporation, add $600,000 to the shareholders stated capital account in respect of the Preferred Stock shares, being an amount equal to the Exchange Price.

1.2.	The Company hereto confirms that it is their intention that the Exchange Price shall represent the fair market value of the amount the shareholder invested with the Company. The Company hereto agrees that in the event either, directly or indirectly, the value is assessed or reassessed either by governmental authority or both of the Company hereto or otherwise make a final determination (collectively referred to herein as the “Final Determination”) on the basis that the fair market value (the “Adjusted Fair Market Value”) of the Common Shares as of their date of disposition is greater or less than the Exchange Price, the Exchange Price shall be adjusted by an amount equal to the difference between the Exchange Price and the Adjusted Fair Market Value (the “Price Difference”) and an amount equal to the Price Difference shall be added or subtracted, as the case may be, to or from the Exchange Price and the proper adjustment shall be made to the redemption price of the Preferred Stock shares as provided for in the articles of the Corporation.

1.3.	In the event that the Shareholder and the Corporation do not agree with the Adjusted Fair Market Value, the Exchange Price shall be adjusted to equal the amount determined by final judgment of a competent court (the “Judicial Fair Market Value”) and the provisions of paragraph 5.1.2 apply mutatis mutandis to such adjustment.

6.	MISCELLANEOUS

1.1.	This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, legatees, executors, legal representatives, successors and assigns.

1.2.	This Agreement contains the entire agreement between the parties with respect to the transactions contemplated herein and supersedes all prior negotiations, agreements and understandings, if any.

1.3.	The representations and warranties set forth in Articles 3 and 4 hereof shall survive the exchange of the Common Shares hereunder.

1.4.	The Company hereto covenants and agrees that it will from time to time hereafter execute and deliver such additional documents and instruments and do such acts and things as may be reasonably necessary fully and effectually to assign and transfer the Common Stock shares to the Corporation pursuant to this Agreement and to otherwise carry out the intent and purpose of this Agreement.

1.5.	This Agreement shall be governed by and construed in accordance with the laws of the State of Oklahoma and the applicable laws of the United States of America. The courts of the State of Oklahoma shall have non-exclusive jurisdiction with respect to any matter arising hereunder or related hereto.

1.6.	All notices, requests, demands and other communications in connection herewith shall be in writing with specific reference to this Agreement and shall be deemed to have been duly delivered when

a)	personally delivered to a responsible officer of such party; or

a)	except during a period of strike, lockout or other postal disruption, sent by registered mail, postage prepaid; or

Share Exchange Agreement	Page 3 of 4

b)	sent by telex, telegraph, telecopier or other form of recorded communication, charges prepaid, confirmed by prepaid registered mail;

as follows:

1.6..1.	If to the Shareholder:

[NAME]

[FULL ADDRESS]

[COUNTRY], [STATE/PROVINCE]

1.6..2.	If to the Corporation:

Endless Corporation

10026A S. Mingo RD., #232

Tulsa, Oklahoma 74133

Attn: Travis Dahm

or such other address as either party may from time to time specify by notice to be given to the other party for such purpose in writing at least 30 days in advance.

1.7.	The effective date and closing date for the exchange of the Common Shares herein provided for shall be 12:00 a.m. on the 27th day of September 2024, (the “Closing Date”).

IN WITNESS WHEREOF, each party to this agreement has caused it to be executed on the date indicated above.

SHAREHOLDER	Endless Corporation

/s/ Rachael Gorman	/s/ Travis Dahm

Authorized Signature	Authorized Signature

Rachael Gorman, Authorized Signer	Travis Dahm, Secretary

Print Name and Title	Print Name and Title

Share Exchange Agreement	Page 4 of 4

Share Exchange Agreement

This Share Exchange Agreement (the “Agreement”) is effective September 27, 2024,

BETWEEN:	David Posner (the “Shareholder”), an Individual with an address located at:

P O Box 6
Chesterfield VA 23832

[SHAREHOLDER COMPLETE ADDRESS]

AND:	Endless Corporation (the “Company”), a company organized and existing under the laws of the State of Oklahoma, with its office located at:

10026A S. Mingo RD., #232
Tulsa, Oklahoma 74133

The Shareholder represents that he/she is the owner of 10,000 Common Stock shares in the share capital of the Company.

The Shareholder intends to exchange the Common Stock Shares for 3,240,000 of Preferred Stock shares in the share capital of the Company and the Company intends to give effect to such an exchange.

NOW THEREFORE, IT IS AGREED AS FOLLOWS:

1.	SHARES EXCHANGED AND EXCHANGE PRICE

1.1.	Subject to the terms and conditions in this Agreement, the Shareholder offers Common Stock Shares to the Company and to give effect to this delivers to the Company certificates to evidence this transfer.

1.2.	The exchange price for the Common Shares is $3,240,000 which has been determined to be the fair market value the shareholder invested with the Company.

2.	PAYMENT OF THE EXCHANGE PRICE

The Shareholder acknowledges that he has received a certificate representing 3,240,000 of Preferred Stock shares of the Company. The Company determines that the Preferred Stock shares have an aggregate fair market value of $3,240,000 and the fair equivalent of a consideration payable in cash of

$3,240,000 for the Preferred Stock shares issued.

3.	SHAREHOLDER’S REPRESENTATIONS AND WARRANTIES

1.1.	The Shareholder warrants to the Company that:

1.1.1.	the Common Shares are owned truthfully and genuinely owned by the Shareholder;

1.1.2.	the Common Shares have been duly issued and are outstanding as fully paid and non- assessable shares;

1.1.3.	the Shareholder is a resident of United States for the purposes of the Income Tax.

Share Exchange Agreement	Page 1 of 4

1.1.4.	the exchange and delivery of the Common Shares as provided for in this Agreement shall not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both, constitutes a breach of or default under any agreement, instrument, order, judgment or decree to which the Shareholder is subject;

1.1.5.	this Agreement constitutes a valid and binding obligation of the Shareholder enforceable against the Shareholder in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws of the United States generally affecting enforceability of creditors’ rights.

4.	CORPORATION’S REPRESENTATIONS AND WARRANTIES

1.1.	The Corporation represents and warrants to the Shareholder that:

1.1.1.	the Corporation is a corporation incorporated under the laws of the State of Oklahoma, in the United States of America and operates under these laws;

1.1.2.	all necessary corporate action and proceedings have been taken to permit the execution of this Agreement. No approval or consent of any public or private authority is required to enter into this Agreement or to consummate the transaction provided for herein;

1.1.3.	the aforementioned actions do not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both constitutes a breach of or default under the articles or by-laws of the Corporation or under any agreement, instrument, order, judgment or decree to which the Corporation is subject;

1.1.4.	the Preferred Stock shares has been validly allotted and issued and is registered in the name of the Shareholder;

1.1.5.	the Corporation is a taxable United States corporation within the meaning of the Federal Laws and the laws of the State of Oklahoma; and

1.1.6.	this Agreement constitutes a valid and binding obligation of the Corporation enforceable against it in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws generally affecting enforceability of creditors’ rights.

Share Exchange Agreement	Page 2 of 4

5.	STATED CAPITAL ACCOUNT AND PRICE ADJUSTMENT CLAUSE

1.1.	The Shareholder and the Corporation agree that the Corporation shall, in accordance with the by- laws of Endless Corporation, add $3,240,000 to the shareholders stated capital account in respect of the Preferred Stock shares, being an amount equal to the Exchange Price.

1.2.	The Company hereto confirms that it is their intention that the Exchange Price shall represent the fair market value of the amount the shareholder invested with the Company. The Company hereto agrees that in the event either, directly or indirectly, the value is assessed or reassessed either by governmental authority or both of the Company hereto or otherwise make a final determination (collectively referred to herein as the “Final Determination”) on the basis that the fair market value (the “Adjusted Fair Market Value”) of the Common Shares as of their date of disposition is greater or less than the Exchange Price, the Exchange Price shall be adjusted by an amount equal to the difference between the Exchange Price and the Adjusted Fair Market Value (the “Price Difference”) and an amount equal to the Price Difference shall be added or subtracted, as the case may be, to or from the Exchange Price and the proper adjustment shall be made to the redemption price of the Preferred Stock shares as provided for in the articles of the Corporation.

1.3.	In the event that the Shareholder and the Corporation do not agree with the Adjusted Fair Market Value, the Exchange Price shall be adjusted to equal the amount determined by final judgment of a competent court (the “Judicial Fair Market Value”) and the provisions of paragraph 5.1.2 apply mutatis mutandis to such adjustment.

6.	MISCELLANEOUS

1.1.	This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, legatees, executors, legal representatives, successors and assigns.

1.2.	This Agreement contains the entire agreement between the parties with respect to the transactions contemplated herein and supersedes all prior negotiations, agreements and understandings, if any.

1.3.	The representations and warranties set forth in Articles 3 and 4 hereof shall survive the exchange of the Common Shares hereunder.

1.4.	The Company hereto covenants and agrees that it will from time to time hereafter execute and deliver such additional documents and instruments and do such acts and things as may be reasonably necessary fully and effectually to assign and transfer the Common Stock shares to the Corporation pursuant to this Agreement and to otherwise carry out the intent and purpose of this Agreement.

1.5.	This Agreement shall be governed by and construed in accordance with the laws of the State of Oklahoma and the applicable laws of the United States of America. The courts of the State of Oklahoma shall have non-exclusive jurisdiction with respect to any matter arising hereunder or related hereto.

1.6.	All notices, requests, demands and other communications in connection herewith shall be in writing with specific reference to this Agreement and shall be deemed to have been duly delivered when

a)	personally delivered to a responsible officer of such party; or

a)	except during a period of strike, lockout or other postal disruption, sent by registered mail, postage prepaid; or

Share Exchange Agreement	Page 3 of 4

b)	sent by telex, telegraph, telecopier or other form of recorded communication, charges prepaid, confirmed by prepaid registered mail;

as follows:

1.6..1.	If to the Investor:

David Posner
[NAME]
PO Box 6
Chesterfield VA 23832

[FULL ADDRESS]
[COUNTRY], [STATE/PROVINCE]

1.6..2.	If to the Corporation:

Endless Corporation
10026A S. Mingo RD., #232
Tulsa, Oklahoma 74133
Attn: Travis Dahm

or such other address as either party may from time to time specify by notice to be given to the other party for such purpose in writing at least 30 days in advance.

1.7.	The effective date and closing date for the exchange of the Common Shares herein provided for shall be 12:00 a.m. on the 27th day of September 2024, (the “Closing Date”).

IN WITNESS WHEREOF, each party to this agreement has caused it to be executed on the date indicated above.

SHAREHOLDER	Endless Corporation

/s/David Posner	/s/ Travis Dahm
Authorized Signature	Authorized Signature

David Posner	Travis Dahm, Secretary
Print Name and Title	Print Name and Title

Share Exchange Agreement	Page 4 of 4

Royalty Stock Exchange Agreement

This Royalty Stock Exchange Agreement (the “Agreement”) is effective September 27, 2024,

BETWEEN:	David Posner (the “Investor”), an Individual with an address located at:

David Posner
PO Box 6 Chesterfield VA 23832

[INVESTOR COMPLETE ADDRESS]

AND:	Endless Corporation (the “Company”), a company organized and existing under the laws of the State of Oklahoma, with its office located at:

10026A S. Mingo Rd., #232
Tulsa, Oklahoma 74133

WHEREAS, The Investor is a party to that certain Royalty Agreement dated March 20, 2023 (the “Royalty Agreement”).

WHEREAS, Having been made aware of the intention of the Company to raise capital via a public offering under Regulation A+ – Conditional Small Issues Exemption, Title 15 of the United States Code of Federal Regulations (the “Regulation A Offering”), the Investor desires, and Company agrees, to terminate the Royalty Agreement in exchange for an equity position in the Company as follows:

NOW THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1.	ROYALTY AGREEMENT EXCHANGED AND CANCELED FOR SHARES AND EXCHANGE PRICE

1.1.	Subject to the terms and conditions in this Agreement, the Investor offers its Royalty Agreement with the Company to the Company in exchange and cancellation for Preferred Stock shares of the Company.

1.2.	The exchange price for the Royalty Agreement is $1,000,000 which the Parties agree is the fair market value of the Royalty Agreement.

1.3.	In addition, the Company agrees to award the Investor a Preferred Stock shares bonus in the amount of 1,160,000 Preferred Stock shares of the Company in lieu of accepting a Cash Buy- Out.

2.	PAYMENT OF THE ROYALTY AGREEMENT EXCHANGE AND CANCELLATION AND PRICE IN SHARES

The Investor acknowledges that he/she has received a certificate representing 1,000,000 of Preferred Stock shares of the Company. The Company determines that the Preferred Stock shares have an aggregate fair market value of $1,000,000 and the fair equivalent of a consideration payable in cash of

$1,000,000 for the exchange and cancellation of the Royalty Agreement. In addition, the Investor acknowledges that he/she has received an additional certificate representing 1,160,000 of Preferred Stock shares of the Company. The Company determines that the Preferred Stock shares and Preferred Stock bonus shares have an aggregate fair market value of $2,160,000.

Share Exchange Agreement	Page 1 of 4

3.	INVESTOR’S REPRESENTATIONS AND WARRANTIES

1.1.	The Investor warrants to the Company that:

1.1.1.	the Royalty Agreement is owned truthfully and genuinely owned by the Investor;

1.1.2.	the Royalty Agreement has been duly issued and are outstanding as and non-assessable;

1.1.3.	the Investor is a resident of United States for the purposes of the Income Tax.

1.1.4.	the Cash Buy-Out and/or exchange and cancellation delivery of the Royalty Agreement as provided for in this Agreement shall not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both, constitutes a breach of or default under any agreement, instrument, order, judgment or decree to which the Investor is subject;

1.1.5.	this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws of the United States generally affecting enforceability of creditors’ rights.

4.	CORPORATION’S REPRESENTATIONS AND WARRANTIES

1.1.	The Corporation represents and warrants to the Investor that:

1.1.1.	the Corporation is a corporation incorporated under the laws of the State of Oklahoma, in the United States of America and operates under these laws;

1.1.2.	all necessary corporate action and proceedings have been taken to permit the execution of this Agreement. No approval or consent of any public or private authority is required to enter into this Agreement or to consummate the transaction provided for herein;

1.1.3.	the aforementioned actions do not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both constitutes a breach of or default under the articles or by-laws of the Corporation or under any agreement, instrument, order, judgment or decree to which the Corporation is subject;

1.1.4.	the Preferred Stock shares has been validly allotted and issued and is registered in the name of the Investor;

1.1.5.	the Corporation is a taxable United States corporation within the meaning of the Federal Laws and the laws of the State of Oklahoma; and

1.1.6.	this Agreement constitutes a valid and binding obligation of the Corporation enforceable against it in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws generally affecting enforceability of creditors’ rights.

Share Exchange Agreement	Page 2 of 4

5.	STATED CAPITAL ACCOUNT AND PRICE ADJUSTMENT CLAUSE

1.1.	The Investor and the Corporation agree that the Corporation shall, in accordance with the by- laws of Endless Corporation, add $2,160,000 to the investors stated capital account in respect of the Preferred Stock shares, being an amount equal to the Exchange Price.

1.2.	The Company hereto confirms that it is their intention that the Exchange Price shall represent the fair market value of the amount the shareholder invested with the Company plus Preferred Stock bonus shares. The Company hereto agrees that in the event either, directly or indirectly, the value is assessed or reassessed either by governmental authority or both of the Company hereto or otherwise make a final determination (collectively referred to herein as the “Final Determination”) on the basis that the fair market value (the “Adjusted Fair Market Value”) of the Common Shares as of their date of disposition is greater or less than the Exchange Price, the Exchange Price shall be adjusted by an amount equal to the difference between the Exchange Price and the Adjusted Fair Market Value (the “Price Difference”) and an amount equal to the Price Difference shall be added or subtracted, as the case may be, to or from the Exchange Price and the proper adjustment shall be made to the redemption price of the Preferred Stock shares as provided for in the articles of the Corporation.

1.3.	In the event that the Investor and the Corporation do not agree with the Adjusted Fair Market Value, the Exchange Price shall be adjusted to equal the amount determined by final judgment of a competent court (the “Judicial Fair Market Value”) and the provisions of paragraph 5.1.2 apply mutatis mutandis to such adjustment.

6.	MISCELLANEOUS

1.1.	This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, legatees, executors, legal representatives, successors and assigns.

1.2.	This Agreement contains the entire agreement between the parties with respect to the transactions contemplated herein and supersedes all prior negotiations, agreements and understandings, if any.

1.3.	The representations and warranties set forth in Articles 5 and 6 hereof shall survive the exchange and cancellation of the Royalty Agreement hereunder.

1.4.	The Company hereto covenants and agrees that it will from time to time hereafter execute and deliver such additional documents and instruments and do such acts and things as may be reasonably necessary fully and effectually to exchange and cancel the Royalty Agreement pursuant to this Agreement and to otherwise carry out the intent and purpose of this Agreement.

1.5.	This Agreement shall be governed by and construed in accordance with the laws of the State of Oklahoma and the applicable laws of the United States of America. The courts of the State of Oklahoma shall have non-exclusive jurisdiction with respect to any matter arising hereunder or related hereto.

1.6.	All notices, requests, demands and other communications in connection herewith shall be in writing with specific reference to this Agreement and shall be deemed to have been duly delivered when

a)	personally delivered to a responsible officer of such party; or

a)	except during a period of strike, lockout or other postal disruption, sent by registered mail, postage prepaid; or

Share Exchange Agreement	Page 3 of 4

b)	sent by telex, telegraph, telecopier or other form of recorded communication, charges prepaid, confirmed by prepaid registered mail;

as follows:

1.6..1.	If to the Shareholder:

David Posner
[NAME]
PO Box 6
Chesterfield, VA 23832

[FULL ADDRESS]
[COUNTRY], [STATE/PROVINCE]

1.6..2.	If to the Corporation:

Endless Corporation
10026A S. Mingo RD., #232
Tulsa, Oklahoma 74133
Attn: Travis Dahm

or such other address as either party may from time to time specify by notice to be given to the other party for such purpose in writing at least 30 days in advance.

1.7.	The effective date and closing date for the exchange and cancellation of the Royalty Agreement herein provided for shall be at 12:00 a.m. on the 27th day of September 2024, (the “Closing Date”).

IN WITNESS WHEREOF, each party to this agreement has caused it to be executed on the date indicated above.

INVESTOR	Endless Corporation

/s/David Posner	/s/ Travis Dahm
Authorized Signature	Authorized Signature

David Posner	Travis Dahm, Secretary
Print Name and Title	Print Name and Title

Share Exchange Agreement	Page 4 of 4

Share Exchange Agreement

This Share Exchange Agreement (the “Agreement”) is effective September 27, 2024,

BETWEEN:	Charles Fell (the “Shareholder”), an Individual with an address located at:

5717 West Charleston S
Broken Arrow, OK. 740
__________________
[SHAREHOLDER COMPLETE ADDRESS]

AND:	Endless Corporation (the “Company”), a company organized and existing under the laws of the State of Oklahoma, with its office located at:

10026A S. Mingo RD., #232
Tulsa, Oklahoma 74133

The Shareholder represents that he/she is the owner of 1,250 Common Stock shares in the share capital of the Company.

The Shareholder intends to exchange the Common Stock Shares for 750,000 of Preferred Stock shares in the share capital of the Company and the Company intends to give effect to such an exchange.

NOW THEREFORE, IT IS AGREED AS FOLLOWS:

1.	SHARES EXCHANGED AND EXCHANGE PRICE

1.1.	Subject to the terms and conditions in this Agreement, the Shareholder offers Common Stock Shares to the Company and to give effect to this delivers to the Company certificates to evidence this transfer.

1.2.	The exchange price for the Common Shares is $750,000 which has been determined to be the fair market value the shareholder invested with the Company.

2.	PAYMENT OF THE EXCHANGE PRICE

The Shareholder acknowledges that he has received a certificate representing 750,000 of Preferred Stock shares of the Company. The Company determines that the Preferred Stock shares have an aggregate fair market value of $750,000 and the fair equivalent of a consideration payable in cash of $750,000 for the Preferred Stock shares issued.

3.	SHAREHOLDER’S REPRESENTATIONS AND WARRANTIES

1.1.	The Shareholder warrants to the Company that:

1.1.1.	the Common Shares are owned truthfully and genuinely owned by the Shareholder;

1.1.2.	the Common Shares have been duly issued and are outstanding as fully paid and non- assessable shares;

1.1.3.	the Shareholder is a resident of United States for the purposes of the Income Tax.

Share Exchange Agreement	Page 1 of 4

1.1.4.	the exchange and delivery of the Common Shares as provided for in this Agreement shall not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both, constitutes a breach of or default under any agreement, instrument, order, judgment or decree to which the Shareholder is subject;

1.1.5.	this Agreement constitutes a valid and binding obligation of the Shareholder enforceable against the Shareholder in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws of the United States generally affecting enforceability of creditors’ rights.

4.	CORPORATION’S REPRESENTATIONS AND WARRANTIES

1.1.	The Corporation represents and warrants to the Shareholder that:

1.1.1.	the Corporation is a corporation incorporated under the laws of the State of Oklahoma, in the United States of America and operates under these laws;

1.1.2.	all necessary corporate action and proceedings have been taken to permit the execution of this Agreement. No approval or consent of any public or private authority is required to enter into this Agreement or to consummate the transaction provided for herein;

1.1.3.	the aforementioned actions do not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both constitutes a breach of or default under the articles or by-laws of the Corporation or under any agreement, instrument, order, judgment or decree to which the Corporation is subject;

1.1.4.	the Preferred Stock shares has been validly allotted and issued and is registered in the name of the Shareholder;

1.1.5.	the Corporation is a taxable United States corporation within the meaning of the Federal Laws and the laws of the State of Oklahoma; and

1.1.6.	this Agreement constitutes a valid and binding obligation of the Corporation enforceable against it in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws generally affecting enforceability of creditors’ rights.

Share Exchange Agreement	Page 2 of 4

5.	STATED CAPITAL ACCOUNT AND PRICE ADJUSTMENT CLAUSE

1.1.	The Shareholder and the Corporation agree that the Corporation shall, in accordance with the by- laws of Endless Corporation, add $750,000 to the shareholders stated capital account in respect of the Preferred Stock shares, being an amount equal to the Exchange Price.

1.2.	The Company hereto confirms that it is their intention that the Exchange Price shall represent the fair market value of the amount the shareholder invested with the Company. The Company hereto agrees that in the event either, directly or indirectly, the value is assessed or reassessed either by governmental authority or both of the Company hereto or otherwise make a final determination (collectively referred to herein as the “Final Determination”) on the basis that the fair market value (the “Adjusted Fair Market Value”) of the Common Shares as of their date of disposition is greater or less than the Exchange Price, the Exchange Price shall be adjusted by an amount equal to the difference between the Exchange Price and the Adjusted Fair Market Value (the “Price Difference”) and an amount equal to the Price Difference shall be added or subtracted, as the case may be, to or from the Exchange Price and the proper adjustment shall be made to the redemption price of the Preferred Stock shares as provided for in the articles of the Corporation.

1.3.	In the event that the Shareholder and the Corporation do not agree with the Adjusted Fair Market Value, the Exchange Price shall be adjusted to equal the amount determined by final judgment of a competent court (the “Judicial Fair Market Value”) and the provisions of paragraph 5.1.2 apply mutatis mutandis to such adjustment.

6.	MISCELLANEOUS

1.1.	This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, legatees, executors, legal representatives, successors and assigns.

1.2.	This Agreement contains the entire agreement between the parties with respect to the transactions contemplated herein and supersedes all prior negotiations, agreements and understandings, if any.

1.3.	The representations and warranties set forth in Articles 3 and 4 hereof shall survive the exchange of the Common Shares hereunder.

1.4.	The Company hereto covenants and agrees that it will from time to time hereafter execute and deliver such additional documents and instruments and do such acts and things as may be reasonably necessary fully and effectually to assign and transfer the Common Stock shares to the Corporation pursuant to this Agreement and to otherwise carry out the intent and purpose of this Agreement.

1.5.	This Agreement shall be governed by and construed in accordance with the laws of the State of Oklahoma and the applicable laws of the United States of America. The courts of the State of Oklahoma shall have non-exclusive jurisdiction with respect to any matter arising hereunder or related hereto.

1.6.	All notices, requests, demands and other communications in connection herewith shall be in writing with specific reference to this Agreement and shall be deemed to have been duly delivered when

a)	personally delivered to a responsible officer of such party; or

a)	except during a period of strike, lockout or other postal disruption, sent by registered mail, postage prepaid; or

Share Exchange Agreement	Page 3 of 4

b)	sent by telex, telegraph, telecopier or other form of recorded communication, charges prepaid, confirmed by prepaid registered mail;

as follows:

1.6..1.	If to the Shareholder:

Charles Fell
[NAME]
5717 West Charleston St.
Broken Arrow, OK. 74011

[FULL ADDRESS]
[COUNTRY], [STATE/PROVINCE]

1.6..2.	If to the Corporation:

Endless Corporation

10026A S. Mingo RD., #232

Tulsa, Oklahoma 74133

Attn: Travis Dahm

or such other address as either party may from time to time specify by notice to be given to the other party for such purpose in writing at least 30 days in advance.

1.7.	The effective date and closing date for the exchange of the Common Shares herein provided for shall be 12:00 a.m. on the 27th day of September 2024, (the “Closing Date”).

IN WITNESS WHEREOF, each party to this agreement has caused it to be executed on the date indicated above.

SHAREHOLDER	Endless Corporation

/s/ Charles Fell	/s/ Travis Dahm

Authorized Signature	Authorized Signature

Charles Fell	Travis Dahm, Secretary

Print Name and Title	Print Name and Title

Share Exchange Agreement	Page 4 of 4

Royalty Buy-out Agreement

This Royalty Buy-out Agreement (the “Agreement”) is effective September 27, 2024,

BETWEEN:	Charles Fell (the “Investor”), an Individual with an address located at:

5717 West Charleston St.
Broken Arrow, OK.; 74011
_____________________________
[INVESTOR COMPLETE ADDRESS]

AND:	Endless Corporation (the “Company”), a company organized and existing under the laws of the State of Oklahoma, with its office located at:

10026A S. Mingo RD., #232
Tulsa, Oklahoma 74133

RECITALS

WHEREAS, The Investor is a party to that certain Royalty Agreement dated April 4, 2023 (the “Royalty Agreement”).

WHEREAS, Having been made aware of the intention of the Company to raise capital via a public offering under Regulation A+ – Conditional Small Issues Exemption, Title 15 of the United States Code of Federal Regulations (the “Regulation A Offering”), the Investor desires, and Company agrees, to terminate the Royalty Agreement in exchange for cash as follows:

NOW THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1.	Buy-Out Terms:

According to the terms of the Return of Capital Formula, as provided below, Company shall return the Investor’s initial investment in Company, as described in that certain Endless Corporation Subscription and Purchase Agreement dated April 4, 2023 (the “Initial Investment”), from the proceeds of the Regulation A Offering.

i.	The Return of Capital shall be paid in cash from the proceeds of the first Regulation A Offering according to the following formula until paid in full, subject to the following restrictions:
1.	Payments of the Return of Capital shall be made based upon a fundraising hurdle of $18,750,000 (the “Hurdle”) and according to the Return of Capital Formula. If any number of Hurdles are not cleared by the Regulation A Offering, the amount of unpaid Return of Capital shall remain as a royalty and pursuant to the terms of the Royalty Agreement.
2.	Return of Capital Payment Formula. There will be four (4) Hurdles. For each Hurdle met, twenty-five percent (25%) of the initial investment will be paid to the Investor until all Return of Capital has been paid equaling the Investors Initial Investment.
ii.	Each Return of Capital Payment shall be made to Investor within thirty (30) days of achieving a Hurdle.

2.	Paid Royalties: All royalties paid according to the Royalty Agreement to date shall be retained by the Investor.

Royalty Buy-Out or Stock Exchange Agreement Page 1 of 3

3.	Investor’s Representations and Warranties:

a.	The Investor warrants to the Company that:
i.	the Royalty Agreement is owned truthfully and genuinely owned by the Investor;
ii.	the Royalty Agreement has been duly issued and are outstanding as and non- assessable;
iii.	the Investor is a resident of United States for the purposes of the Income Tax.
iv.	the Cash Buy-Out of the Royalty Agreement as provided for in this Agreement shall not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both, constitutes a breach of or default under any agreement, instrument, order, judgment or decree to which the Investor is subject; and
v.	this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws of the United States generally affecting enforceability of creditors’ rights.

4.	Corporation’s Representations and Warranties
a.	The Corporation represents and warrants to the Investor that:
i.	the Corporation is a corporation incorporated under the laws of the State of Oklahoma, in the United States of America and operates under these laws;
ii.	all necessary corporate action and proceedings have been taken to permit the execution of this Agreement. No approval or consent of any public or private authority is required to enter into this Agreement or to consummate the transaction provided for herein;
iii.	the aforementioned actions do not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both constitutes a breach of or default under the articles or by-laws of the Corporation or under any agreement, instrument, order, judgment or decree to which the Corporation is subject;
iv.	the Corporation is a taxable United States corporation within the meaning of the Federal Laws and the laws of the State of Oklahoma; and
v.	this Agreement constitutes a valid and binding obligation of the Corporation enforceable against it in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws generally affecting enforceability of creditors’ rights.

5.	Miscellaneous
a.	This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, legatees, executors, legal representatives, successors and assigns.
b.	This Agreement contains the entire agreement between the parties with respect to the transactions contemplated herein and supersedes all prior negotiations, agreements and understandings, if any.
c.	The representations and warranties set forth in Articles 3 and 4 hereof shall survive the exchange and cancellation of the Royalty Agreement hereunder.
d.	The Company hereto covenants and agrees that it will from time to time hereafter execute and deliver such additional documents and instruments and do such acts and things as may be reasonably necessary fully and effectually to exchange and cancel the Royalty Agreement pursuant to this Agreement and to otherwise carry out the intent and purpose of this Agreement.
e.	This Agreement shall be governed by and construed in accordance with the laws of the State of Oklahoma and the applicable laws of the United States of America. The courts of the State of Oklahoma shall have non-exclusive jurisdiction with respect to any matter arising hereunder or related hereto.

Royalty Buy-Out or Stock Exchange Agreement Page 2 of 3

f.	All notices, requests, demands and other communications in connection herewith shall be in writing with specific reference to this Agreement and shall be deemed to have been duly delivered when:
i.	personally delivered to a responsible officer of such party; or
ii.	except during a period of strike, lockout or other postal disruption, sent by registered mail, postage prepaid; or
iii.	sent by telex, telegraph, telecopier or other form of recorded communication, charges prepaid, confirmed by prepaid registered mail;

as follows:

If to the Investor:

Charles Fel
[NAME]
5717 West Charleston St.
Broken Arrow, OK. 74011

[FULL ADDRESS]
[COUNTRY], [STATE/PROVINCE]

If to the Corporation:

Endless Corporation

10026A S. Mingo RD., #232

Tulsa, Oklahoma 74133

Attn: Travis Dahm

or such other address as either party may from time to time specify by notice to be given to the other party for such purpose in writing at least 30 days in advance.

The effective date and closing date for the Cash Buy-Out and cancellation of the Royalty Agreement herein provided for shall be 12:00 a.m. on the 27th day of September 2024, (the “Closing Date”).

IN WITNESS WHEREOF, each party to this agreement has caused it to be executed on the date indicated above.

INVESTOR	Endless Corporation

/s/ Charles Fell	/s/ Travis Dahm

Authorized Signature	Authorized Signature

Charles Fell	Travis Dahm, Secretary

Print Name and Title	Print Name and Title

Royalty Buy-Out or Stock Exchange Agreement Page 3 of 3

Share Exchange Agreement

This Share Exchange Agreement (the “Agreement”) is effective September 27, 2024,

BETWEEN:	Cassidy Yazzie (the “Shareholder”), an Individual with an address located at:

13694 S 90 east avenue bixby, ok 74008
13694 S 90 east avenue bixby, ok 74008
______________________________
[SHAREHOLDER COMPLETE ADDRESS]

AND:	Endless Corporation (the “Company”), a company organized and existing under the laws of the State of Oklahoma, with its office located at:

10026A S. Mingo RD., #232
Tulsa, Oklahoma 74133

The Shareholder represents that he/she is the owner of 250 Common Stock shares in the share capital of the Company.

The Shareholder intends to exchange the Common Stock Shares for 387,000 of Preferred Stock shares (375,000 shares for your initial investment and 12,000 shares for royalty payment reinvestment) in the share capital of the Company and the Company intends to give effect to such an exchange.

NOW THEREFORE, IT IS AGREED AS FOLLOWS:

1.	SHARES EXCHANGED AND EXCHANGE PRICE

1.1.	Subject to the terms and conditions in this Agreement, the Shareholder offers Common Stock Shares to the Company and to give effect to this delivers to the Company certificates to evidence this transfer.

1.2.	The exchange price for the Common Shares is $387,000 which has been determined to be the fair market value the shareholder invested with the Company.

2.	PAYMENT OF THE EXCHANGE PRICE

The Shareholder acknowledges that he has received a certificate representing 387,000 of Preferred Stock shares of the Company. The Company determines that the Preferred Stock shares have an aggregate fair market value of $387,000 and the fair equivalent of a consideration payable in cash of $387,000 for the Preferred Stock shares issued.

3.	SHAREHOLDER’S REPRESENTATIONS AND WARRANTIES

1.1.	The Shareholder warrants to the Company that:

1.1.1.	the Common Shares are owned truthfully and genuinely owned by the Shareholder;

1.1.2.	the Common Shares have been duly issued and are outstanding as fully paid and non- assessable shares;

Share Exchange Agreement	Page 1 of 4

1.1.3.	the Shareholder is a resident of United States for the purposes of the Income Tax.

1.1.4.	the exchange and delivery of the Common Shares as provided for in this Agreement shall not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both, constitutes a breach of or default under any agreement, instrument, order, judgment or decree to which the Shareholder is subject;

1.1.5.	this Agreement constitutes a valid and binding obligation of the Shareholder enforceable against the Shareholder in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws of the United States generally affecting enforceability of creditors’ rights.

4.	CORPORATION’S REPRESENTATIONS AND WARRANTIES

1.1.	The Corporation represents and warrants to the Shareholder that:

1.1.1.	the Corporation is a corporation incorporated under the laws of the State of Oklahoma, in the United States of America and operates under these laws;

1.1.2.	all necessary corporate action and proceedings have been taken to permit the execution of this Agreement. No approval or consent of any public or private authority is required to enter into this Agreement or to consummate the transaction provided for herein;

1.1.3.	the aforementioned actions do not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both constitutes a breach of or default under the articles or by-laws of the Corporation or under any agreement, instrument, order, judgment or decree to which the Corporation is subject;

1.1.4.	the Preferred Stock shares has been validly allotted and issued and is registered in the name of the Shareholder;

1.1.5.	the Corporation is a taxable United States corporation within the meaning of the Federal Laws and the laws of the State of Oklahoma; and

1.1.6.	this Agreement constitutes a valid and binding obligation of the Corporation enforceable against it in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws generally affecting enforceability of creditors’ rights.

Share Exchange Agreement	Page 2 of 4

5.	STATED CAPITAL ACCOUNT AND PRICE ADJUSTMENT CLAUSE

1.1.	The Shareholder and the Corporation agree that the Corporation shall, in accordance with the by- laws of Endless Corporation, add $387,000 to the shareholders stated capital account in respect of the Preferred Stock shares, being an amount equal to the Exchange Price.

1.2.	The Company hereto confirms that it is their intention that the Exchange Price shall represent the fair market value of the amount the shareholder invested with the Company. The Company hereto agrees that in the event either, directly or indirectly, the value is assessed or reassessed either by governmental authority or both of the Company hereto or otherwise make a final determination (collectively referred to herein as the “Final Determination”) on the basis that the fair market value (the “Adjusted Fair Market Value”) of the Common Shares as of their date of disposition is greater or less than the Exchange Price, the Exchange Price shall be adjusted by an amount equal to the difference between the Exchange Price and the Adjusted Fair Market Value (the “Price Difference”) and an amount equal to the Price Difference shall be added or subtracted, as the case may be, to or from the Exchange Price and the proper adjustment shall be made to the redemption price of the Preferred Stock shares as provided for in the articles of the Corporation.

1.3.	In the event that the Shareholder and the Corporation do not agree with the Adjusted Fair Market Value, the Exchange Price shall be adjusted to equal the amount determined by final judgment of a competent court (the “Judicial Fair Market Value”) and the provisions of paragraph 5.1.2 apply mutatis mutandis to such adjustment.

6.	MISCELLANEOUS

1.1.	This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, legatees, executors, legal representatives, successors and assigns.

1.2.	This Agreement contains the entire agreement between the parties with respect to the transactions contemplated herein and supersedes all prior negotiations, agreements and understandings, if any.

1.3.	The representations and warranties set forth in Articles 3 and 4 hereof shall survive the exchange of the Common Shares hereunder.

1.4.	The Company hereto covenants and agrees that it will from time to time hereafter execute and deliver such additional documents and instruments and do such acts and things as may be reasonably necessary fully and effectually to assign and transfer the Common Stock shares to the Corporation pursuant to this Agreement and to otherwise carry out the intent and purpose of this Agreement.

1.5.	This Agreement shall be governed by and construed in accordance with the laws of the State of Oklahoma and the applicable laws of the United States of America. The courts of the State of Oklahoma shall have non-exclusive jurisdiction with respect to any matter arising hereunder or related hereto.

1.6.	All notices, requests, demands and other communications in connection herewith shall be in writing with specific reference to this Agreement and shall be deemed to have been duly delivered when

a)	personally delivered to a responsible officer of such party; or

a)	except during a period of strike, lockout or other postal disruption, sent by registered mail, postage prepaid; or

Share Exchange Agreement	Page 3 of 4

b)	sent by telex, telegraph, telecopier or other form of recorded communication, charges prepaid, confirmed by prepaid registered mail;

as follows:

1.6..1.	If to the Shareholder:

Cassidy Yazzie
[NAME]
13694 S 90 East Avenue Bixby, OK 74008
13694 S 90 East Avenue Bixby, OK 74008
13694 S 90 East Avenue Bixby, OK 74008
[FULL ADDRESS]
[COUNTRY], [STATE/PROVINCE]

1.6..2.	If to the Corporation:

Endless Corporation

10026A S. Mingo RD., #232

Tulsa, Oklahoma 74133

Attn: Travis Dahm

or such other address as either party may from time to time specify by notice to be given to the other party for such purpose in writing at least 30 days in advance.

1.7.	The effective date and closing date for the exchange of the Common Shares herein provided for shall be 12:00 a.m. on the 27th day of September 2024, (the “Closing Date”).

IN WITNESS WHEREOF, each party to this agreement has caused it to be executed on the date indicated above.

SHAREHOLDER	Endless Corporation

/s/ Cassidy Yazzie	/s/ Travis Dahm

Authorized Signature	Authorized Signature

Cassidy Yazzie- investor	Travis Dahm, Secretary

Print Name and Title	Print Name and Title

Share Exchange Agreement	Page 4 of 4

Royalty Stock Exchange Agreement

This Royalty Stock Exchange Agreement (the “Agreement”) is effective September 27, 2024,

BETWEEN:	Cassidy Yazzie (the “Investor”), an Individual with an address located at:

13694 S 90 start Avenue Bixby, OK 74008
13694 S 90 start Avenue Bixby, OK 74008
13694 S 90 start Avenue Bixby, OK 74008
[INVESTOR COMPLETE ADDRESS]

AND:	Endless Corporation (the “Company”), a company organized and existing under the laws of the State of Oklahoma, with its office located at:

10026A S. Mingo RD., #232
Tulsa, Oklahoma 74133

WHEREAS, The Investor is a party to that certain Royalty Agreement dated April 5, 2024 (the “Royalty Agreement”).

WHEREAS, Having been made aware of the intention of the Company to raise capital via a public offering under Regulation A+ – Conditional Small Issues Exemption, Title 15 of the United States Code of Federal Regulations (the “Regulation A Offering”), the Investor desires, and Company agrees, to terminate the Royalty Agreement in exchange for an equity position in the Company as follows:

NOW THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1.	ROYALTY AGREEMENT EXCHANGED AND CANCELED FOR SHARES AND EXCHANGE PRICE

1.1.	Subject to the terms and conditions in this Agreement, the Investor offers its Royalty Agreement with the Company to the Company in exchange and cancellation for Preferred Stock shares of the Company.

1.2.	The exchange price for the Royalty Agreement is $125,000 which the Parties agree is the fair market value of the Royalty Agreement.

1.3.	In addition, the Company agrees to award the Investor a Preferred Stock shares bonus in the amount of 125,000 Preferred Stock shares of the Company in lieu of accepting a Cash Buy-Out.

2.	PAYMENT OF THE ROYALTY AGREEMENT EXCHANGE AND CANCELLATION AND PRICE IN SHARES

The Investor acknowledges that he/she has received a certificate representing 125,000 of Preferred Stock shares of the Company. The Company determines that the Preferred Stock shares have an aggregate fair market value of 125,000 and the fair equivalent of a consideration payable in cash of 125,000 for the exchange and cancellation of the Royalty Agreement. In addition, the Investor acknowledges that he/she has received an additional certificate representing 125,000 of Preferred Stock shares of the Company. The Company determines that the Preferred Stock shares and Preferred Stock bonus shares have an aggregate fair market value of $250,000.

Royalty Buy-Out or Stock Exchange Agreement Page 1 of 4

3.	INVESTOR’S REPRESENTATIONS AND WARRANTIES

1.1.	The Investor warrants to the Company that:

1.1.1.	the Royalty Agreement is owned truthfully and genuinely owned by the Investor;

1.1.2.	the Royalty Agreement has been duly issued and are outstanding as and non-assessable;

1.1.3.	the Investor is a resident of United States for the purposes of the Income Tax.

1.1.4.	the Cash Buy-Out and/or exchange and cancellation delivery of the Royalty Agreement as provided for in this Agreement shall not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both, constitutes a breach of or default under any agreement, instrument, order, judgment or decree to which the Investor is subject;

1.1.5.	this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws of the United States generally affecting enforceability of creditors’ rights.

4.	CORPORATION’S REPRESENTATIONS AND WARRANTIES

1.1.	The Corporation represents and warrants to the Investor that:

1.1.1.	the Corporation is a corporation incorporated under the laws of the State of Oklahoma, in the United States of America and operates under these laws;

1.1.2.	all necessary corporate action and proceedings have been taken to permit the execution of this Agreement. No approval or consent of any public or private authority is required to enter into this Agreement or to consummate the transaction provided for herein;

1.1.3.	the aforementioned actions do not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both constitutes a breach of or default under the articles or by-laws of the Corporation or under any agreement, instrument, order, judgment or decree to which the Corporation is subject;

1.1.4.	the Preferred Stock shares has been validly allotted and issued and is registered in the name of the Investor;

1.1.5.	the Corporation is a taxable United States corporation within the meaning of the Federal Laws and the laws of the State of Oklahoma; and

1.1.6.	this Agreement constitutes a valid and binding obligation of the Corporation enforceable against it in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws generally affecting enforceability of creditors’ rights.

Royalty Buy-Out or Stock Exchange Agreement Page 2 of 4

5.	STATED CAPITAL ACCOUNT AND PRICE ADJUSTMENT CLAUSE

1.1.	The Investor and the Corporation agree that the Corporation shall, in accordance with the by- laws of Endless Corporation, add $250,000 to the investors stated capital account in respect of the Preferred Stock shares, being an amount equal to the Exchange Price.

1.2.	The Company hereto confirms that it is their intention that the Exchange Price shall represent the fair market value of the amount the shareholder invested with the Company plus Preferred Stock bonus shares. The Company hereto agrees that in the event either, directly or indirectly, the value is assessed or reassessed either by governmental authority or both of the Company hereto or otherwise make a final determination (collectively referred to herein as the “Final Determination”) on the basis that the fair market value (the “Adjusted Fair Market Value”) of the Common Shares as of their date of disposition is greater or less than the Exchange Price, the Exchange Price shall be adjusted by an amount equal to the difference between the Exchange Price and the Adjusted Fair Market Value (the “Price Difference”) and an amount equal to the Price Difference shall be added or subtracted, as the case may be, to or from the Exchange Price and the proper adjustment shall be made to the redemption price of the Preferred Stock shares as provided for in the articles of the Corporation.

1.3.	In the event that the Investor and the Corporation do not agree with the Adjusted Fair Market Value, the Exchange Price shall be adjusted to equal the amount determined by final judgment of a competent court (the “Judicial Fair Market Value”) and the provisions of paragraph 5.1.2 apply mutatis mutandis to such adjustment.

6.	MISCELLANEOUS

1.1.	This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, legatees, executors, legal representatives, successors and assigns.

1.2.	This Agreement contains the entire agreement between the parties with respect to the transactions contemplated herein and supersedes all prior negotiations, agreements and understandings, if any.

1.3.	The representations and warranties set forth in Articles 5 and 6 hereof shall survive the exchange and cancellation of the Royalty Agreement hereunder.

1.4.	The Company hereto covenants and agrees that it will from time to time hereafter execute and deliver such additional documents and instruments and do such acts and things as may be reasonably necessary fully and effectually to exchange and cancel the Royalty Agreement pursuant to this Agreement and to otherwise carry out the intent and purpose of this Agreement.

1.5.	This Agreement shall be governed by and construed in accordance with the laws of the State of Oklahoma and the applicable laws of the United States of America. The courts of the State of Oklahoma shall have non-exclusive jurisdiction with respect to any matter arising hereunder or related hereto.

1.6.	All notices, requests, demands and other communications in connection herewith shall be in writing with specific reference to this Agreement and shall be deemed to have been duly delivered when

a)	personally delivered to a responsible officer of such party; or

a)	except during a period of strike, lockout or other postal disruption, sent by registered mail, postage prepaid; or

Royalty Buy-Out or Stock Exchange Agreement Page 3 of 4

b)	sent by telex, telegraph, telecopier or other form of recorded communication, charges prepaid, confirmed by prepaid registered mail;

as follows:

1.6..1.	If to the Investor:

Cassidy Yazzie
[NAME]
13694 S 90 East Avenue Bixby, OK 74008
13694 S 90 East Avenue Bixby, OK 74008
13694 S 90 East Avenue Bixby, OK 74008
[FULL ADDRESS]
[COUNTRY], [STATE/PROVINCE]

1.6..2.	If to the Corporation:

Endless Corporation

10026A S. Mingo RD., #232

Tulsa, Oklahoma 74133

Attn: Travis Dahm

or such other address as either party may from time to time specify by notice to be given to the other party for such purpose in writing at least 30 days in advance.

1.7.	The effective date and closing date for the exchange and cancellation of the Royalty Agreement herein provided for shall be at 12:00 a.m. on the 27th day of September 2024, (the “Closing Date”).

IN WITNESS WHEREOF, each party to this agreement has caused it to be executed on the date indicated above.

INVESTOR	Endless Corporation

/s/ Cassidy Yazzie	/s/ Travis Dahm

Authorized Signature	Authorized Signature

Cassidy Yazzie- investor	Travis Dahm, Secretary

Print Name and Title	Print Name and Title

Royalty Buy-Out or Stock Exchange Agreement Page 4 of 4

Share Exchange Agreement

This Share Exchange Agreement (the “Agreement”) is effective September 27, 2024,

BETWEEN:	Andrew Kim (the “Shareholder”), an Individual with an address located at:

15 MacArthur Pl 303
Santa Ana, CA 92707
__________________
[SHAREHOLDER COMPLETE ADDRESS]

AND:	Endless Corporation (the “Company”), a company organized and existing under the laws of the State of Oklahoma, with its office located at:

10026A S. Mingo RD., #232
Tulsa, Oklahoma 74133

The Shareholder represents that he/she is the owner of 1,250 Common Stock shares in the share capital of the Company.

The Shareholder intends to exchange the Common Stock Shares for 150,000 of Preferred Stock shares in the share capital of the Company and the Company intends to give effect to such an exchange.

NOW THEREFORE, IT IS AGREED AS FOLLOWS:

1.	SHARES EXCHANGED AND EXCHANGE PRICE

1.1.	Subject to the terms and conditions in this Agreement, the Shareholder offers Common Stock Shares to the Company and to give effect to this delivers to the Company certificates to evidence this transfer.

1.2.	The exchange price for the Common Shares is $150,000 which has been determined to be the fair market value the shareholder invested with the Company.

2.	PAYMENT OF THE EXCHANGE PRICE

The Shareholder acknowledges that he has received a certificate representing 150,000 of Preferred Stock shares of the Company. The Company determines that the Preferred Stock shares have an aggregate fair market value of $150,000 and the fair equivalent of a consideration payable in cash of $150,000 for the Preferred Stock shares issued.

3.	SHAREHOLDER’S REPRESENTATIONS AND WARRANTIES

1.1.	The Shareholder warrants to the Company that:

1.1.1.	the Common Shares are owned truthfully and genuinely owned by the Shareholder;

1.1.2.	the Common Shares have been duly issued and are outstanding as fully paid and non- assessable shares;

1.1.3.	the Shareholder is a resident of United States for the purposes of the Income Tax.

Share Exchange Agreement	Page 1 of 4

1.1.4.	the exchange and delivery of the Common Shares as provided for in this Agreement shall not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both, constitutes a breach of or default under any agreement, instrument, order, judgment or decree to which the Shareholder is subject;

1.1.5.	this Agreement constitutes a valid and binding obligation of the Shareholder enforceable against the Shareholder in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws of the United States generally affecting enforceability of creditors’ rights.

4.	CORPORATION’S REPRESENTATIONS AND WARRANTIES

1.1.	The Corporation represents and warrants to the Shareholder that:

1.1.1.	the Corporation is a corporation incorporated under the laws of the State of Oklahoma, in the United States of America and operates under these laws;

1.1.2.	all necessary corporate action and proceedings have been taken to permit the execution of this Agreement. No approval or consent of any public or private authority is required to enter into this Agreement or to consummate the transaction provided for herein;

1.1.3.	the aforementioned actions do not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both constitutes a breach of or default under the articles or by-laws of the Corporation or under any agreement, instrument, order, judgment or decree to which the Corporation is subject;

1.1.4.	the Preferred Stock shares has been validly allotted and issued and is registered in the name of the Shareholder;

1.1.5.	the Corporation is a taxable United States corporation within the meaning of the Federal Laws and the laws of the State of Oklahoma; and

1.1.6.	this Agreement constitutes a valid and binding obligation of the Corporation enforceable against it in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws generally affecting enforceability of creditors’ rights.

Share Exchange Agreement	Page 2 of 4

5.	STATED CAPITAL ACCOUNT AND PRICE ADJUSTMENT CLAUSE

1.1.	The Shareholder and the Corporation agree that the Corporation shall, in accordance with the by- laws of Endless Corporation, add $150,000 to the shareholders stated capital account in respect of the Preferred Stock shares, being an amount equal to the Exchange Price.

1.2.	The Company hereto confirms that it is their intention that the Exchange Price shall represent the fair market value of the amount the shareholder invested with the Company. The Company hereto agrees that in the event either, directly or indirectly, the value is assessed or reassessed either by governmental authority or both of the Company hereto or otherwise make a final determination (collectively referred to herein as the “Final Determination”) on the basis that the fair market value (the “Adjusted Fair Market Value”) of the Common Shares as of their date of disposition is greater or less than the Exchange Price, the Exchange Price shall be adjusted by an amount equal to the difference between the Exchange Price and the Adjusted Fair Market Value (the “Price Difference”) and an amount equal to the Price Difference shall be added or subtracted, as the case may be, to or from the Exchange Price and the proper adjustment shall be made to the redemption price of the Preferred Stock shares as provided for in the articles of the Corporation.

1.3.	In the event that the Shareholder and the Corporation do not agree with the Adjusted Fair Market Value, the Exchange Price shall be adjusted to equal the amount determined by final judgment of a competent court (the “Judicial Fair Market Value”) and the provisions of paragraph 5.1.2 apply mutatis mutandis to such adjustment.

6.	MISCELLANEOUS

1.1.	This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, legatees, executors, legal representatives, successors and assigns.

1.2.	This Agreement contains the entire agreement between the parties with respect to the transactions contemplated herein and supersedes all prior negotiations, agreements and understandings, if any.

1.3.	The representations and warranties set forth in Articles 3 and 4 hereof shall survive the exchange of the Common Shares hereunder.

1.4.	The Company hereto covenants and agrees that it will from time to time hereafter execute and deliver such additional documents and instruments and do such acts and things as may be reasonably necessary fully and effectually to assign and transfer the Common Stock shares to the Corporation pursuant to this Agreement and to otherwise carry out the intent and purpose of this Agreement.

1.5.	This Agreement shall be governed by and construed in accordance with the laws of the State of Oklahoma and the applicable laws of the United States of America. The courts of the State of Oklahoma shall have non-exclusive jurisdiction with respect to any matter arising hereunder or related hereto.

1.6.	All notices, requests, demands and other communications in connection herewith shall be in writing with specific reference to this Agreement and shall be deemed to have been duly delivered when

a)	personally delivered to a responsible officer of such party; or

a)	except during a period of strike, lockout or other postal disruption, sent by registered mail, postage prepaid; or

Share Exchange Agreement	Page 3 of 4

b)	sent by telex, telegraph, telecopier or other form of recorded communication, charges prepaid, confirmed by prepaid registered mail;

as follows:

1.6..1.	If to the Shareholder:

Andrew Kim
[NAME]
15 MacArthur Pl 303
Santa Ana, CA 92707

[FULL ADDRESS]
[COUNTRY], [STATE/PROVINCE]

1.6..2.	If to the Corporation:

Endless Corporation

10026A S. Mingo RD., #232

Tulsa, Oklahoma 74133

Attn: Travis Dahm

or such other address as either party may from time to time specify by notice to be given to the other party for such purpose in writing at least 30 days in advance.

1.7.	The effective date and closing date for the exchange of the Common Shares herein provided for shall be at 12:00 a.m. on the 27th day of September 2024, (the “Closing Date”).

IN WITNESS WHEREOF, each party to this agreement has caused it to be executed on the date indicated above.

SHAREHOLDER	Endless Corporation

/s/ Andrew Kim	/s/ Travis Dahm
Andrew Kim (Oct 2, 2024 15:13 PDT)	Authorized Signature
Authorized Signature

Andrew Kim	Travis Dahm, Secretary
Print Name and Title	Print Name and Title

Share Exchange Agreement	Page 4 of 4

Royalty Buy-out Agreement

This Royalty Buy-out Agreement (the “Agreement”) is effective September 27, 2024,

BETWEEN:	Andrew Kim (the “Investor”), an Individual with an address located at:

15 MacArthur Pl 303
Santa Ana, CA 92707
_____________________________
[INVESTOR COMPLETE ADDRESS]

AND:	Endless Corporation (the “Company”), a company organized and existing under the laws of the State of Oklahoma, with its office located at:

10026A S. Mingo Rd., #232
Tulsa, Oklahoma 74133

RECITALS

WHEREAS, The Investor is a party to that certain Royalty Agreement dated March 11, 2024 (the “Royalty Agreement”).

WHEREAS, Having been made aware of the intention of the Company to raise capital via a public offering under Regulation A+ – Conditional Small Issues Exemption, Title 15 of the United States Code of Federal Regulations (the “Regulation A Offering”), the Investor desires, and Company agrees, to terminate the Royalty Agreement in exchange for cash as follows:

NOW THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1.	Buy-Out Terms:

According to the terms of the Return of Capital Formula, as provided below, Company shall return the Investor’s initial investment in Company, as described in that certain Endless Corporation Subscription and Purchase Agreement dated March 11, 2024 (the “Initial Investment”), from the proceeds of the Regulation A Offering.

i.	The Return of Capital shall be paid in cash from the proceeds of the first Regulation A Offering according to the following formula until paid in full, subject to the following restrictions:

1.	Payments of the Return of Capital shall be made based upon a fundraising hurdle of $18,750,000 (the “Hurdle”) and according to the Return of Capital Formula. If any number of Hurdles are not cleared by the Regulation A Offering, the amount of unpaid Return of Capital shall remain as a royalty and pursuant to the terms of the Royalty Agreement.
2.	Return of Capital Payment Formula. There will be four (4) Hurdles. For each Hurdle met, twenty-five percent (25%) of the initial investment will be paid to the Investor until all Return of Capital has been paid equaling the Investors Initial Investment.

ii.	Each Return of Capital Payment shall be made to Investor within thirty (30) days of achieving a Hurdle.

2.	Paid Royalties: All royalties paid according to the Royalty Agreement to date shall be retained by the Investor.

Royalty Buy-Out or Stock Exchange Agreement Page 1 of 3

3.	Investor’s Representations and Warranties:

a.	The Investor warrants to the Company that:

i.	the Royalty Agreement is owned truthfully and genuinely owned by the Investor;
ii.	the Royalty Agreement has been duly issued and are outstanding as and non- assessable;
iii.	the Investor is a resident of United States for the purposes of the Income Tax.
iv.	the Cash Buy-Out of the Royalty Agreement as provided for in this Agreement shall not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both, constitutes a breach of or default under any agreement, instrument, order, judgment or decree to which the Investor is subject; and
v.	this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws of the United States generally affecting enforceability of creditors’ rights.

4.	Corporation’s Representations and Warranties

a.	The Corporation represents and warrants to the Investor that:

i.	the Corporation is a corporation incorporated under the laws of the State of Oklahoma, in the United States of America and operates under these laws;
ii.	all necessary corporate action and proceedings have been taken to permit the execution of this Agreement. No approval or consent of any public or private authority is required to enter into this Agreement or to consummate the transaction provided for herein;
iii.	the aforementioned actions do not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both constitutes a breach of or default under the articles or by-laws of the Corporation or under any agreement, instrument, order, judgment or decree to which the Corporation is subject;
iv.	the Corporation is a taxable United States corporation within the meaning of the Federal Laws and the laws of the State of Oklahoma; and
v.	this Agreement constitutes a valid and binding obligation of the Corporation enforceable against it in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws generally affecting enforceability of creditors’ rights.

5.	Miscellaneous

a.	This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, legatees, executors, legal representatives, successors and assigns.
b.	This Agreement contains the entire agreement between the parties with respect to the transactions contemplated herein and supersedes all prior negotiations, agreements and understandings, if any.
c.	The representations and warranties set forth in Articles 3 and 4 hereof shall survive the exchange and cancellation of the Royalty Agreement hereunder.
d.	The Company hereto covenants and agrees that it will from time to time hereafter execute and deliver such additional documents and instruments and do such acts and things as may be reasonably necessary fully and effectually to exchange and cancel the Royalty Agreement pursuant to this Agreement and to otherwise carry out the intent and purpose of this Agreement.
e.	This Agreement shall be governed by and construed in accordance with the laws of the State of Oklahoma and the applicable laws of the United States of America. The courts of the State of Oklahoma shall have non-exclusive jurisdiction with respect to any matter arising hereunder or related hereto.

Royalty Buy-Out or Stock Exchange Agreement Page 2 of 3

f.	All notices, requests, demands and other communications in connection herewith shall be in writing with specific reference to this Agreement and shall be deemed to have been duly delivered when:

i.	personally delivered to a responsible officer of such party; or
ii.	except during a period of strike, lockout or other postal disruption, sent by registered mail, postage prepaid; or
iii.	sent by telex, telegraph, telecopier or other form of recorded communication, charges prepaid, confirmed by prepaid registered mail;

as follows:

If to the Investor:

Andrew Kim
[NAME]
15 MacArthur Pl 303
Santa Ana, CA 92707

[FULL ADDRESS]
[COUNTRY], [STATE/PROVINCE]

If to the Corporation:

Endless Corporation

10026A S. Mingo RD., #232

Tulsa, Oklahoma 74133

Attn: Travis Dahm

or such other address as either party may from time to time specify by notice to be given to the other party for such purpose in writing at least 30 days in advance.

The effective date and closing date for the Cash Buy-Out and cancellation of the Royalty Agreement herein provided for shall be at 12:00 a.m. on the 27th day of September 2024, (the “Closing Date”).

IN WITNESS WHEREOF, each party to this agreement has caused it to be executed on the date indicated above.

INVESTOR	Endless Corporation

/s/ Andrew Kim	/s/ Travis Dahm
Andrew Kim (Oct 2, 2024 15:13 PDT)
Authorized Signature	Authorized Signature

Andrew Kim	Travis Dahm, Secretary
Print Name and Title	Print Name and Title

Royalty Buy-Out or Stock Exchange Agreement Page 3 of 3

Royalty Buy-out Agreement

This Royalty Buy-out Agreement (the “Agreement”) is effective September 27, 2024,

BETWEEN:	Tharusyan Pillay (the “Investor”), an Individual with an address located at:

33500 Castaway Loop
Wesley Chapel, FL 33543
_____________________________
[INVESTOR COMPLETE ADDRESS]

AND:	Endless Corporation (the “Company”), a company organized and existing under the laws of the State of Oklahoma, with its office located at:

10026A S. Mingo Rd., #232
Tulsa, Oklahoma 74133

RECITALS

WHEREAS, The Investor is a party to that certain Royalty Agreement dated April 19, 2024 (the “Royalty Agreement”).

WHEREAS, Having been made aware of the intention of the Company to raise capital via a public offering under Regulation A+ – Conditional Small Issues Exemption, Title 15 of the United States Code of Federal Regulations (the “Regulation A Offering”), the Investor desires, and Company agrees, to terminate the Royalty Agreement in exchange for cash as follows:

NOW THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1.	Buy-Out Terms:

According to the terms of the Return of Capital Formula, as provided below, Company shall return the Investor’s initial investment in Company, as described in that certain Endless Corporation Subscription and Purchase Agreement dated April 19, 2024 (the “Initial Investment”), from the proceeds of the Regulation A Offering.

i.	The Return of Capital shall be paid in cash from the proceeds of the first Regulation A Offering according to the following formula until paid in full, subject to the following restrictions:
1.	Payments of the Return of Capital shall be made based upon a fundraising hurdle of $18,750,000 (the “Hurdle”) and according to the Return of Capital Formula. If any number of Hurdles are not cleared by the Regulation A Offering, the amount of unpaid Return of Capital shall remain as a royalty and pursuant to the terms of the Royalty Agreement.
2.	Return of Capital Payment Formula. There will be four (4) Hurdles. For each Hurdle met, twenty-five percent (25%) of the initial investment will be paid to the Investor until all Return of Capital has been paid equaling the Investors Initial Investment.
ii.	Each Return of Capital Payment shall be made to Investor within thirty (30) days of achieving a Hurdle.

2.	Paid Royalties: All royalties paid according to the Royalty Agreement to date shall be retained by the Investor.

Royalty Buy-Out or Stock Exchange Agreement Page 1 of 3

3.	Investor’s Representations and Warranties:

a.	The Investor warrants to the Company that:
i.	the Royalty Agreement is owned truthfully and genuinely owned by the Investor;
ii.	the Royalty Agreement has been duly issued and are outstanding as and non- assessable;
iii.	the Investor is a resident of United States for the purposes of the Income Tax.
iv.	the Cash Buy-Out of the Royalty Agreement as provided for in this Agreement shall not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both, constitutes a breach of or default under any agreement, instrument, order, judgment or decree to which the Investor is subject; and
v.	this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws of the United States generally affecting enforceability of creditors’ rights.

4.	Corporation’s Representations and Warranties
a.	The Corporation represents and warrants to the Investor that:
i.	the Corporation is a corporation incorporated under the laws of the State of Oklahoma, in the United States of America and operates under these laws;
ii.	all necessary corporate action and proceedings have been taken to permit the execution of this Agreement. No approval or consent of any public or private authority is required to enter into this Agreement or to consummate the transaction provided for herein;
iii.	the aforementioned actions do not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both constitutes a breach of or default under the articles or by-laws of the Corporation or under any agreement, instrument, order, judgment or decree to which the Corporation is subject;
iv.	the Corporation is a taxable United States corporation within the meaning of the Federal Laws and the laws of the State of Oklahoma; and
v.	this Agreement constitutes a valid and binding obligation of the Corporation enforceable against it in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws generally affecting enforceability of creditors’ rights.

5.	Miscellaneous
a.	This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, legatees, executors, legal representatives, successors and assigns.
b.	This Agreement contains the entire agreement between the parties with respect to the transactions contemplated herein and supersedes all prior negotiations, agreements and understandings, if any.
c.	The representations and warranties set forth in Articles 3 and 4 hereof shall survive the exchange and cancellation of the Royalty Agreement hereunder.
d.	The Company hereto covenants and agrees that it will from time to time hereafter execute and deliver such additional documents and instruments and do such acts and things as may be reasonably necessary fully and effectually to exchange and cancel the Royalty Agreement pursuant to this Agreement and to otherwise carry out the intent and purpose of this Agreement.
e.	This Agreement shall be governed by and construed in accordance with the laws of the State of Oklahoma and the applicable laws of the United States of America. The courts of the State of Oklahoma shall have non-exclusive jurisdiction with respect to any matter arising hereunder or related hereto.

Royalty Buy-Out or Stock Exchange Agreement Page 2 of 3

f.	All notices, requests, demands and other communications in connection herewith shall be in writing with specific reference to this Agreement and shall be deemed to have been duly delivered when:
i.	personally delivered to a responsible officer of such party; or
ii.	except during a period of strike, lockout or other postal disruption, sent by registered mail, postage prepaid; or
iii.	sent by telex, telegraph, telecopier or other form of recorded communication, charges prepaid, confirmed by prepaid registered mail;

as follows:

If to the Investor:

Tharusyan Pillay
[NAME]
33500 Castaway Loop
Wesley Chapel, FL 33543

[FULL ADDRESS]
[COUNTRY], [STATE/PROVINCE]

If to the Corporation:

Endless Corporation

10026A S. Mingo RD., #232

Tulsa, Oklahoma 74133

Attn: Travis Dahm

or such other address as either party may from time to time specify by notice to be given to the other party for such purpose in writing at least 30 days in advance.

The effective date and closing date for the Cash Buy-Out and cancellation of the Royalty Agreement herein provided for shall be 12:00 a.m. on the 27th day of September 2024, (the “Closing Date”).

IN WITNESS WHEREOF, each party to this agreement has caused it to be executed on the date indicated above.

INVESTOR	Endless Corporation

/s/ Tharusyan Pillay	/s/ Travis Dahm
Authorized Signature	Authorized Signature

Tharusyan Pillay	Travis Dahm, Secretary
Print Name and Title	Print Name and Title

Royalty Buy-Out or Stock Exchange Agreement Page 3 of 3

Share Exchange Agreement

This Share Exchange Agreement (the “Agreement”) is effective September 27, 2024,

BETWEEN:	Arjuna Anday (the “Shareholder”), an Individual with an address located at:

355 delta circle
billings, mt 59102

[SHAREHOLDER COMPLETE ADDRESS]

AND:	Endless Corporation (the “Company”), a company organized and existing under the laws of the State of Oklahoma, with its office located at:

10026A S. Mingo RD., #232

Tulsa, Oklahoma 74133

The Shareholder represents that he/she is the owner of 2,500 Common Stock shares in the share capital of the Company.

The Shareholder intends to exchange the Common Stock Shares for 300,000 of Preferred Stock shares in the share capital of the Company and the Company intends to give effect to such an exchange.

NOW THEREFORE, IT IS AGREED AS FOLLOWS:

1.	SHARES EXCHANGED AND EXCHANGE PRICE

1.1.	Subject to the terms and conditions in this Agreement, the Shareholder offers Common Stock Shares to the Company and to give effect to this delivers to the Company certificates to evidence this transfer.

1.2.	The exchange price for the Common Shares is $300,000 which has been determined to be the fair market value the shareholder invested with the Company.

2.	PAYMENT OF THE EXCHANGE PRICE

The Shareholder acknowledges that he has received a certificate representing 300,000 of Preferred Stock shares of the Company. The Company determines that the Preferred Stock shares have an aggregate fair market value of $300,000 and the fair equivalent of a consideration payable in cash of $300,000 for the Preferred Stock shares issued.

3.	SHAREHOLDER’S REPRESENTATIONS AND WARRANTIES

1.1.	The Shareholder warrants to the Company that:

1.1.1.	the Common Shares are owned truthfully and genuinely owned by the Shareholder;

1.1.2.	the Common Shares have been duly issued and are outstanding as fully paid and non- assessable shares;

1.1.3.	the Shareholder is a resident of United States for the purposes of the Income Tax.

1.1.4.	the exchange and delivery of the Common Shares as provided for in this Agreement shall not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both, constitutes a breach of or default under any agreement, instrument, order, judgment or decree to which the Shareholder is subject;

1.1.5.	this Agreement constitutes a valid and binding obligation of the Shareholder enforceable against the Shareholder in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws of the United States generally affecting enforceability of creditors’ rights.

4.	CORPORATION’S REPRESENTATIONS AND WARRANTIES

1.1.	The Corporation represents and warrants to the Shareholder that:

1.1.1.	the Corporation is a corporation incorporated under the laws of the State of Oklahoma, in the United States of America and operates under these laws;

1.1.2.	all necessary corporate action and proceedings have been taken to permit the execution of this Agreement. No approval or consent of any public or private authority is required to enter into this Agreement or to consummate the transaction provided for herein;

1.1.3.	the aforementioned actions do not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both constitutes a breach of or default under the articles or by-laws of the Corporation or under any agreement, instrument, order, judgment or decree to which the Corporation is subject;

1.1.4.	the Preferred Stock shares has been validly allotted and issued and is registered in the name of the Shareholder;

1.1.5.	the Corporation is a taxable United States corporation within the meaning of the Federal Laws and the laws of the State of Oklahoma; and

1.1.6.	this Agreement constitutes a valid and binding obligation of the Corporation enforceable against it in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws generally affecting enforceability of creditors’ rights.

5.	STATED CAPITAL ACCOUNT AND PRICE ADJUSTMENT CLAUSE

1.1.	The Shareholder and the Corporation agree that the Corporation shall, in accordance with the by- laws of Endless Corporation, add $300,000 to the shareholders stated capital account in respect of the Preferred Stock shares, being an amount equal to the Exchange Price.

1.2.	The Company hereto confirms that it is their intention that the Exchange Price shall represent the fair market value of the amount the shareholder invested with the Company. The Company hereto agrees that in the event either, directly or indirectly, the value is assessed or reassessed either by governmental authority or both of the Company hereto or otherwise make a final determination (collectively referred to herein as the “Final Determination”) on the basis that the fair market value (the “Adjusted Fair Market Value”) of the Common Shares as of their date of disposition is greater or less than the Exchange Price, the Exchange Price shall be adjusted by an amount equal to the difference between the Exchange Price and the Adjusted Fair Market Value (the “Price Difference”) and an amount equal to the Price Difference shall be added or subtracted, as the case may be, to or from the Exchange Price and the proper adjustment shall be made to the redemption price of the Preferred Stock shares as provided for in the articles of the Corporation.

1.3.	In the event that the Shareholder and the Corporation do not agree with the Adjusted Fair Market Value, the Exchange Price shall be adjusted to equal the amount determined by final judgment of a competent court (the “Judicial Fair Market Value”) and the provisions of paragraph 5.1.2 apply mutatis mutandis to such adjustment.

6.	MISCELLANEOUS

1.1.	This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, legatees, executors, legal representatives, successors and assigns.

1.2.	This Agreement contains the entire agreement between the parties with respect to the transactions contemplated herein and supersedes all prior negotiations, agreements and understandings, if any.

1.3.	The representations and warranties set forth in Articles 3 and 4 hereof shall survive the exchange of the Common Shares hereunder.

1.4.	The Company hereto covenants and agrees that it will from time to time hereafter execute and deliver such additional documents and instruments and do such acts and things as may be reasonably necessary fully and effectually to assign and transfer the Common Stock shares to the Corporation pursuant to this Agreement and to otherwise carry out the intent and purpose of this Agreement.

1.5.	This Agreement shall be governed by and construed in accordance with the laws of the State of Oklahoma and the applicable laws of the United States of America. The courts of the State of Oklahoma shall have non-exclusive jurisdiction with respect to any matter arising hereunder or related hereto.

1.6.	All notices, requests, demands and other communications in connection herewith shall be in writing with specific reference to this Agreement and shall be deemed to have been duly delivered when

a)	personally delivered to a responsible officer of such party; or

a)	except during a period of strike, lockout or other postal disruption, sent by registered mail, postage prepaid; or

b)	sent by telex, telegraph, telecopier or other form of recorded communication, charges prepaid, confirmed by prepaid registered mail;

as follows:

1.6..1.	If to the Shareholder:

arjuna anday
[NAME]
355 delta circle
billings, mt 59102

[FULL ADDRESS] [COUNTRY], [STATE/PROVINCE]

1.6..2.	If to the Corporation:

Endless Corporation

10026A S. Mingo RD., #232

Tulsa, Oklahoma 74133

Attn: Travis Dahm

or such other address as either party may from time to time specify by notice to be given to the other party for such purpose in writing at least 30 days in advance.

1.7.	The effective date and closing date for the exchange of the Common Shares herein provided for shall be 12:00 a.m. on the 27th day of September 2024, (the “Closing Date”).

IN WITNESS WHEREOF, each party to this agreement has caused it to be executed on the date indicated above.

SHAREHOLDER	Endless Corporation

/s/ Arjuna Anday	/s/ Travis Dahm, Secretary

Authorized Signature	Authorized Signature

Arjuna Anday	Travis Dahm, Secretary

Print Name and Title	Print Name and Title

Royalty Buy-out Agreement

This Royalty Buy-out Agreement (the “Agreement”) is effective September 27, 2024,

BETWEEN:	Arjuna Anday (the “Investor”), an Individual with an address located at:

355 delta circle
billings, mt 59102

[INVESTOR COMPLETE ADDRESS]

AND:	Endless Corporation (the “Company”), a company organized and existing under the laws of the State of Oklahoma, with its office located at:

10026A S. Mingo Rd., #232

Tulsa, Oklahoma 74133

RECITALS

WHEREAS, The Investor is a party to that certain Royalty Agreement dated March 11, 2024 (the “Royalty Agreement”).

WHEREAS, Having been made aware of the intention of the Company to raise capital via a public offering under Regulation A+ – Conditional Small Issues Exemption, Title 15 of the United States Code of Federal Regulations (the “Regulation A Offering”), the Investor desires, and Company agrees, to terminate the Royalty Agreement in exchange for cash as follows:

NOW THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1.	Buy-Out Terms:

According to the terms of the Return of Capital Formula, as provided below, Company shall return the Investor’s initial investment in Company, as described in that certain Endless Corporation Subscription and Purchase Agreement dated March 11, 2024 (the “Initial Investment”), from the proceeds of the Regulation A Offering.

i.	The Return of Capital shall be paid in cash from the proceeds of the first Regulation A Offering according to the following formula until paid in full, subject to the following restrictions:

1.	Payments of the Return of Capital shall be made based upon a fundraising hurdle of $18,750,000 (the “Hurdle”) and according to the Return of Capital Formula. If any number of Hurdles are not cleared by the Regulation A Offering, the amount of unpaid Return of Capital shall remain as a royalty and pursuant to the terms of the Royalty Agreement.
2.	Return of Capital Payment Formula. There will be four (4) Hurdles. For each Hurdle met, twenty-five percent (25%) of the initial investment will be paid to the Investor until all Return of Capital has been paid equaling the Investors Initial Investment.

ii.	Each Return of Capital Payment shall be made to Investor within thirty (30) days of achieving a Hurdle.

2.	Paid Royalties: All royalties paid according to the Royalty Agreement to date shall be retained by the Investor.

3.	Investor’s Representations and Warranties:

a.	The Investor warrants to the Company that:

i.	the Royalty Agreement is owned truthfully and genuinely owned by the Investor;
ii.	the Royalty Agreement has been duly issued and are outstanding as and non- assessable;
iii.	the Investor is a resident of United States for the purposes of the Income Tax.
iv.	the Cash Buy-Out of the Royalty Agreement as provided for in this Agreement shall not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both, constitutes a breach of or default under any agreement, instrument, order, judgment or decree to which the Investor is subject; and
v.	this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws of the United States generally affecting enforceability of creditors’ rights.

4.	Corporation’s Representations and Warranties

a.	The Corporation represents and warrants to the Investor that:

i.	the Corporation is a corporation incorporated under the laws of the State of Oklahoma, in the United States of America and operates under these laws;
ii.	all necessary corporate action and proceedings have been taken to permit the execution of this Agreement. No approval or consent of any public or private authority is required to enter into this Agreement or to consummate the transaction provided for herein;
iii.	the aforementioned actions do not conflict with or result in or cause the occurrence of an event or condition which, immediately or after notice or lapse of time or both constitutes a breach of or default under the articles or by-laws of the Corporation or under any agreement, instrument, order, judgment or decree to which the Corporation is subject;
iv.	the Corporation is a taxable United States corporation within the meaning of the Federal Laws and the laws of the State of Oklahoma; and
v.	this Agreement constitutes a valid and binding obligation of the Corporation enforceable against it in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws generally affecting enforceability of creditors’ rights.

5.	Miscellaneous

a.	This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, legatees, executors, legal representatives, successors and assigns.
b.	This Agreement contains the entire agreement between the parties with respect to the transactions contemplated herein and supersedes all prior negotiations, agreements and understandings, if any.
c.	The representations and warranties set forth in Articles 3 and 4 hereof shall survive the exchange and cancellation of the Royalty Agreement hereunder.
d.	The Company hereto covenants and agrees that it will from time to time hereafter execute and deliver such additional documents and instruments and do such acts and things as may be reasonably necessary fully and effectually to exchange and cancel the Royalty Agreement pursuant to this Agreement and to otherwise carry out the intent and purpose of this Agreement.
e.	This Agreement shall be governed by and construed in accordance with the laws of the State of Oklahoma and the applicable laws of the United States of America. The courts of the State of Oklahoma shall have non-exclusive jurisdiction with respect to any matter arising hereunder or related hereto.

f.	All notices, requests, demands and other communications in connection herewith shall be in writing with specific reference to this Agreement and shall be deemed to have been duly delivered when:

i.	personally delivered to a responsible officer of such party; or
ii.	except during a period of strike, lockout or other postal disruption, sent by registered mail, postage prepaid; or
iii.	sent by telex, telegraph, telecopier or other form of recorded communication, charges prepaid, confirmed by prepaid registered mail;

as follows:

If to the Investor:

arjuna anday
[NAME]
355 delta circle
billings, mt 59102

[FULL ADDRESS] [COUNTRY], [STATE/PROVINCE]

If to the Corporation:

Endless Corporation

10026A S. Mingo RD., #232

Tulsa, Oklahoma 74133

Attn: Travis Dahm

or such other address as either party may from time to time specify by notice to be given to the other party for such purpose in writing at least 30 days in advance.

The effective date and closing date for the Cash Buy-Out and cancellation of the Royalty Agreement herein provided for shall be 12:00 a.m. on the 27th day of September 2024, (the “Closing Date”).

IN WITNESS WHEREOF, each party to this agreement has caused it to be executed on the date indicated above.

INVESTOR	Endless Corporation

/s/ Arjuna Anday	/s/ Travis Dahm, Secretary

Authorized Signature	Authorized Signature

Arjuna Anday	Travis Dahm, Secretary

Print Name and Title	Print Name and Title

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